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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2011 through August 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                             Pioneer Global
                             Equity Fund

--------------------------------------------------------------------------------
                             Annual Report | August 31, 2012
--------------------------------------------------------------------------------

                             Ticker Symbols:

                             Class A      GLOSX
                             Class B      GBSLX
                             Class C      GCSLX
                             Class Y      PGSYX


                             [LOGO] PIONEER
                                    Invesments (R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          27

Notes to Financial Statements                                                 35

Report of Independent Registered Public Accounting Firm                       45

Trustees, Officers and Service Providers                                      47

                          Pioneer Global Equity Fund | Annual Report | 8/31/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Global Equity Fund | Annual Report | 8/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          Pioneer Global Equity Fund | Annual Report | 8/31/12 3

Portfolio Management Discussion | 8/31/12

In the following interview, Marco Pirondini, Head of Equities, U.S., at Pioneer and portfolio manager of Pioneer Global Equity Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended August 31, 2012.

Q   How did the Fund perform during the 12 months ended August 31, 2012?

A Pioneer Global Equity Fund's Class A shares returned 5.50% at net asset value during the 12 months ended August 31, 2012, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index1, returned 8.77%. During the same 12-month period, the average return of the 65 mutual funds in Lipper's Global Large Cap Core funds category was 7.78%.

Q How would you characterize the investment environment in the global equity markets during the 12 months ended August 31, 2012, and how did you manage the Fund in that environment?

A Equity markets worldwide were volatile during the 12-month period. Market volatility was ignited in the late summer 2011 by the intense U.S. debt-ceiling debate that engendered fresh doubts regarding the United States' ability to deal with its budget imbalances. In the aftermath of the debate, Standard & Poor's lowered the country's credit rating, a move which shook the global markets. Then, in the final three months of 2011, market watchers' focus moved to the worsening banking crisis in Europe, amid worries that European banks might soon lack the resources to finance their business activities.

    Beginning in December 2011, however, we saw a much improved tone for global equities, as the European Central Bank (ECB) lowered interest rates and launched major initiatives to deal with European banks' financing issues. In coordination with the U.S. Federal Reserve (the Fed), the ECB established longer-term refinancing operations that provided Europe's

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Annual Report | 8/31/12 banks with more than one trillion euros worth of additional liquidity. The coordinated actions eased the European debt crisis, for a time, and provided an improved environment for global stocks.

    Unfortunately, by the spring of 2012, market observers had grown worried that the refinancing activities in Europe would not prove sufficient to avert a full-blown credit crisis in Europe's peripheral countries, such as Greece, Portugal and Spain. Meanwhile, the macroeconomic picture for the global economy continued to deteriorate. Growth in export-driven economies declined significantly, which produced underperformance in the emerging markets and Europe. Europe, in fact, had already entered recession before the Fund's fiscal year ended. We also witnessed a modest decline in the U.S. economic situation towards the end of the 12-month period. Equity markets rallied toward the end of the period, however, after the ECB's president vowed to do whatever is necessary to resolve the European debt crisis. In the wake of the announcement, many investors felt reassured that the global economy would avoid "worst case" scenarios and resume a gradual recovery.

    With regard to managing the Fund, early in the period we increased the portfolio's exposure to defensive sectors, accumulating a significant overweight position in health care, while decreasing exposure to financials. In view of central bank policy actions that we believe have created an improved environment for riskier assets, including stocks, we rebuilt the Fund's position in financials later in the period.

Q   Would you review your overall investment approach in managing the Fund?

A In managing the Fund, we examine mid- and large-capitalization stocks worldwide, including those in the emerging markets. From there, we strive to build a diversified* portfolio. In selecting securities for the portfolio, we look for "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund's assets in companies that we believe can benefit from operating efficiencies, as reflected in factors such as increased market share and revenues, as well as those that employ their capital efficiently. In particular, we seek to invest in companies with strong free cash flow, because that usually provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions and raise dividends**. We also look to add stocks of companies with attractive dividend yields as well as those trading at below-market valuations.

* Diversification does not ensure a profit or protect against loss in a declining market.

**  Dividends are not guaranteed.

                          Pioneer Global Equity Fund | Annual Report | 8/31/12 5

    Finally, we attempt to assess not only the potential price gains for each stock in the portfolio, but also the potential for a decline in stock price if circumstances for the company become unfavorable. We prefer to have the Fund own companies with the highest potential upsides relative to their downsides.

Q What investment decisions hurt the Fund's benchmark-relative performance during the 12 months ended August 31, 2012?

A Stock selection was a factor in the Fund's underperformance of the MSCI World Index during the period, with overall stock selection results in the consumer discretionary and financials sectors detracting the most from relative performance.

    Individual holdings that detracted from the Fund's relative performance during the period came from various sectors, and included Gafisa, a real estate company in Brazil, which was hurt by investor concerns regarding the firm's weakened financial position in a slowing Brazilian economy. We ultimately sold the Fund's holdings in Gafisa. In addition, the Fund's position in the U.K. alternative asset management firm Man Group detracted from relative returns, as the company experienced performance problems in some of its investment funds. We also eliminated the Fund's position in Man Group. Lastly, some of the Fund's holdings in the materials sector detracted from performance. The underperformers included China Resources Cement, Centamin Egypt (a gold mining firm) and Anglogold Ashanti, all of which were hurt by the more restrained outlook for global economic growth.

Q What individual holdings contributed to the Fund's performance during the 12 months ended August 31, 2012?

A In information technology, the Fund's position in Samsung Electronics represented the most important driver of positive performance within the sector. Samsung, along with Apple, has become a global leader in the profitable smartphone business. In financials, the Fund's holdings in Capital One helped performance, as the company benefited from improving trends in the credit card sub-sector. The Fund's holdings in Wal-Mart also contributed to performance during the period, as the company has moved into positive territory in same-store sales during the past three quarterly periods.

6 Pioneer Global Equity Fund | Annual Report | 8/31/12

Q What is your outlook and how is the outlook reflected in the Fund's positioning?

A We believe that the global economic outlook is generally positive, based on the fact that policy actions taken by central banks worldwide have been extremely stimulative and generally have kept short-term interest rates negative when adjusted for inflation. Thus far, the actions taken by central banks have worked in a positive way and helped the global economy to improve. That said, we view the overall situation to be very risky because of the deterioration that we have witnessed in the global economic cycle. We remain hopeful, however, that the central bank actions will reverse the deterioration. Rising tensions in the Middle East also represent a risk to global growth because of the possibility of oil price shocks.

    At present, we see value in the pharmaceuticals industry (within health care), and have built a material overweight in the portfolio to that area, while keeping corresponding underweights to utilities and consumer staples. We also believe that information technology stocks look attractive on a relative value basis, and feel that inexpensive valuations in the sector should support improved performance for technology companies, especially when compared with companies in more cyclical sectors such as materials and consumer discretionary.

Please refer to the Schedule of Investments on pages 17-26 for a full listing of fund securities.

                          Pioneer Global Equity Fund | Annual Report | 8/31/12 7

Investing in foreign and/or emerging markets securities involves certain risks, including risks relating to interest rates, currency exchange rates, economic and political conditions.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Global Equity Fund | Annual Report | 8/31/12

Portfolio Summary | 8/31/12

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 20.7%
Health Care                                                                15.1%
Information Technology                                                     14.4%
Energy                                                                     11.5%
Industrials                                                                10.8%
Consumer Staples                                                            8.2%
Consumer Discretionary                                                      7.6%
Materials                                                                   5.1%
Telecommunication Services                                                  3.5%
Utilities                                                                   3.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              45.7%
United Kingdom                                                              7.2%
Switzerland                                                                 7.1%
Germany                                                                     6.9%
Japan                                                                       4.1%
France                                                                      3.9%
Italy                                                                       3.6%
Canada                                                                      2.6%
China                                                                       2.6%
Hong Kong                                                                   2.4%
Korea, Republic of                                                          1.7%
Ireland                                                                     1.4%
Netherlands                                                                 1.4%
Philippines                                                                 1.4%
Indonesia                                                                   1.1%
Singapore                                                                   1.1%
Other (individually less than 1%)                                           5.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Microsoft Corp.                                                         3.11%
--------------------------------------------------------------------------------
 2. Novartis AG                                                             3.05
--------------------------------------------------------------------------------
 3. Apple, Inc.                                                             2.77
--------------------------------------------------------------------------------
 4. Capital One Financial Corp.                                             2.52
--------------------------------------------------------------------------------
 5. Oracle Corp.                                                            2.20
--------------------------------------------------------------------------------
 6. Marathon Petroleum Corp.                                                2.11
--------------------------------------------------------------------------------
 7. The Walt Disney Co.                                                     2.01
--------------------------------------------------------------------------------
 8. Chevron Corp.                                                           1.90
--------------------------------------------------------------------------------
 9. Pfizer, Inc.                                                            1.85
--------------------------------------------------------------------------------
10. BP Plc                                                                  1.84
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.



                          Pioneer Global Equity Fund | Annual Report | 8/31/12 9

Prices and Distributions | 8/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                8/31/12                 8/31/11
--------------------------------------------------------------------------------
         A                   $9.64                   $9.27
--------------------------------------------------------------------------------
         B                   $9.48                   $9.08
--------------------------------------------------------------------------------
         C                   $9.47                   $9.09
--------------------------------------------------------------------------------
         Y                   $9.69                   $9.32
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-8/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net
                    Investment      Short-Term        Long-Term
       Class          Income       Capital Gains    Capital Gains
--------------------------------------------------------------------------------
         A           $0.1278          $  --             $  --
--------------------------------------------------------------------------------
         B           $0.0166          $  --             $  --
--------------------------------------------------------------------------------
         C           $0.0319          $  --             $  --
--------------------------------------------------------------------------------
         Y           $0.1791          $  --             $  --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Global Equity Fund | Annual Report | 8/31/12

Performance Update | 8/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                               Net Asset        Public Offering
Period                                         Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                      1.56%            0.67%
5 Years                                        -2.83            -3.97
1 Year                                          5.50            -0.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                               Gross            Net
--------------------------------------------------------------------------------
                                               1.69%            1.32%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Global
                         Equity Fund            MSCI World Index
12/31/2005               $    9,425             $   10,000
8/31/2006                $   10,547             $   10,949
8/31/2007                $   12,085             $   12,807
8/31/2008                $   10,794             $   11,261
8/31/2009                $    9,085             $    9,323
8/31/2010                $    8,982             $    9,467
8/31/2011                $    9,923             $   10,836
8/31/2012                $   10,470             $   11,716

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 11

Performance Update | 8/31/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                               If               If
Period                                         Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                      0.65%            0.65%
5 Years                                        -3.70            -3.70
1 Year                                          4.60             0.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                               Gross            Net
--------------------------------------------------------------------------------
                                               2.99%            2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Global
                         Equity Fund            MSCI World Index
12/31/2005               $   10,000             $   10,000
8/31/2006                $   11,111             $   10,949
8/31/2007                $   12,617             $   12,807
8/31/2008                $   11,172             $   11,261
8/31/2009                $    9,320             $    9,323
8/31/2010                $    9,133             $    9,467
8/31/2011                $    9,992             $   10,836
8/31/2012                $   10,452             $   11,716

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Annual Report | 8/31/12

Performance Update | 8/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                               If               If
Period                                         Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                      0.65%            0.65%
5 Years                                        -3.71            -3.71
1 Year                                          4.56             4.56
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                               Gross            Net
--------------------------------------------------------------------------------
                                               2.50%            2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Global
                         Equity Fund            MSCI World Index
12/31/2005               $   10,000             $   10,000
8/31/2006                $   11,111             $   10,949
8/31/2007                $   12,628             $   12,807
8/31/2008                $   11,179             $   11,261
8/31/2009                $    9,326             $    9,323
8/31/2010                $    9,139             $    9,467
8/31/2011                $    9,997             $   10,836
8/31/2012                $   10,453             $   11,716

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 13

Performance Update | 8/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                               If               If
Period                                         Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                      1.85%            1.85%
5 Years                                        -2.46            -2.46
1 Year                                          6.09             6.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                               Gross            Net
--------------------------------------------------------------------------------
                                               0.97%            0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Global
                         Equity Fund            MSCI World Index
12/31/2005               $  5,000,000           $  5,000,000
8/31/2006                $  5,595,596           $  5,474,445
8/31/2007                $  6,411,652           $  6,403,612
8/31/2008                $  5,726,587           $  5,630,699
8/31/2009                $  4,836,744           $  4,661,475
8/31/2010                $  4,808,018           $  4,733,454
8/31/2011                $  5,335,128           $  5,417,874
8/31/2012                $  5,659,822           $  5,857,774

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Equity Fund | Annual Report | 8/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                    A             B             C              Y
--------------------------------------------------------------------------------
Beginning Account          $1,000.00     $1,000.00     $1,000.00      $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account               $969.76       $965.30       $965.29        $972.95
Value (after expenses)
on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                  $6.44        $10.87        $10.87          $3.97
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.20%, 2.20%, and 0.80% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                    A             B             C              Y
--------------------------------------------------------------------------------
Beginning Account          $1,000.00     $1,000.00     $1,000.00      $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account             $1,018.60     $1,014.08     $1,014.08      $1,021.11
Value (after expenses)
on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                  $6.60        $11.14        $11.14          $4.06
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.20%, 2.20%, and 0.80% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Global Equity Fund | Annual Report | 8/31/12

Schedule of Investments | 8/31/12

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
             PREFERRED STOCK -- 0.6%
             UTILITIES -- 0.6%
             Multi-Utilities -- 0.6%
    19,600   RWE AG                                                $     737,713
--------------------------------------------------------------------------------
             TOTAL PREFERRED STOCK
             (Cost $696,410)                                       $     737,713
--------------------------------------------------------------------------------
             COMMON STOCKS -- 97.4%
             ENERGY -- 11.4%
             Oil & Gas Drilling -- 1.6%
    34,300   Ensco Plc                                             $   1,967,791
--------------------------------------------------------------------------------
             Integrated Oil & Gas -- 7.3%
   326,645   BP Plc                                                $   2,284,669
    21,100   Chevron Corp.                                             2,366,576
    41,800   Eni S.p.A.                                                  924,230
    20,700   Lukoil OAO (A.D.R.)                                       1,176,174
    31,200   Royal Dutch Shell Plc                                     1,125,932
    27,300   Total SA                                                  1,360,422
                                                                   -------------
                                                                   $   9,238,003
--------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 0.4%
    38,200   McMoRan Exploration Co.*                              $     482,466
--------------------------------------------------------------------------------
             Oil & Gas Refining & Marketing -- 2.1%
    50,700   Marathon Petroleum Corp.*                             $   2,623,725
                                                                   -------------
             Total Energy                                          $  14,311,985
--------------------------------------------------------------------------------
             MATERIALS -- 4.8%
             Diversified Chemicals -- 1.0%
    35,500   Huntsman Corp.                                        $     510,490
    14,800   LyondellBasell Industries NV                                722,832
                                                                   -------------
                                                                   $   1,233,322
--------------------------------------------------------------------------------
             Fertilizers & Agricultural Chemicals -- 0.7%
     4,200   CF Industries Holdings, Inc.                          $     869,442
--------------------------------------------------------------------------------
             Construction Materials -- 0.7%
   126,000   Indocement Tunggal Prakarsa Tbk PT                    $     268,620
   491,500   Semen Gresik Persero Tbk PT                                 640,024
                                                                   -------------
                                                                   $     908,644
--------------------------------------------------------------------------------
             Diversified Metals & Mining -- 0.2%
     7,000   Freeport-McMoRan Copper & Gold, Inc.                  $     252,770
--------------------------------------------------------------------------------
             Gold -- 2.0%
    33,600   Barrick Gold Corp.                                    $   1,294,272
    25,200   Newmont Mining Corp.                                      1,277,136
                                                                   -------------
                                                                   $   2,571,408
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 17

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
             Steel -- 0.2%
    15,500   Vale SA (A.D.R.)                                      $     253,735
                                                                   -------------
             Total Materials                                       $   6,089,321
--------------------------------------------------------------------------------
             CAPITAL GOODS -- 9.5%
             Aerospace & Defense -- 1.1%
    32,600   Spirit Aerosystems Holdings, Inc.*                    $     810,436
     6,327   United Technologies Corp.                                   505,211
                                                                   -------------
                                                                   $   1,315,647
--------------------------------------------------------------------------------
             Construction & Engineering -- 1.0%
    47,100   KBR, Inc.                                             $   1,275,939
--------------------------------------------------------------------------------
             Electrical Components & Equipment -- 0.5%
     9,400   Rockwell Automation, Inc.                             $     677,364
--------------------------------------------------------------------------------
             Heavy Electrical Equipment -- 0.5%
    35,300   ABB, Ltd.                                             $     612,710
--------------------------------------------------------------------------------
             Industrial Conglomerates -- 4.0%
     7,800   3M Co.                                                $     722,280
 3,551,200   Alliance Global Group, Inc.                                 995,481
    86,400   General Electric Co.                                      1,789,344
   189,500   Shanghai Industrial Holdings, Ltd.                          521,763
    11,000   Siemens AG                                                1,043,020
                                                                   -------------
                                                                   $   5,071,888
--------------------------------------------------------------------------------
             Construction & Farm Machinery &
             Heavy Trucks -- 1.7%
     3,400   Cummins, Inc.                                         $     330,174
     9,300   Joy Global, Inc.                                            496,434
   100,900   The Manitowoc Co., Inc.                                   1,299,592
                                                                   -------------
                                                                   $   2,126,200
--------------------------------------------------------------------------------
             Trading Companies & Distributors -- 0.7%
   846,800   Noble Group, Ltd.                                     $     816,596
                                                                   -------------
             Total Capital Goods                                   $  11,896,344
--------------------------------------------------------------------------------
             TRANSPORTATION -- 1.2%
             Air Freight & Logistics -- 0.2%
     8,900   Oesterreichische Post AG                              $     298,100
--------------------------------------------------------------------------------
             Marine -- 0.5%
       100   AP Moeller - Maersk A/S                               $     652,055
--------------------------------------------------------------------------------
             Highways & Railtracks -- 0.5%
 1,413,700   Yuexiu Transport Infrastructure, Ltd.                 $     615,986
                                                                   -------------
             Total Transportation                                  $   1,566,141
--------------------------------------------------------------------------------
             AUTOMOBILES & COMPONENTS -- 3.4%
             Auto Parts & Equipment -- 1.0%
   303,686   China XD Plastics Co., Ltd.*                          $   1,314,960
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Annual Report | 8/31/12

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
             Tires & Rubber -- 0.8%
    32,400   Bridgestone Corp.                                     $     756,504
    21,800   Pirelli & Co., S.p.A.                                       239,260
                                                                   -------------
                                                                   $     995,764
--------------------------------------------------------------------------------
             Automobile Manufacturers -- 1.6%
    14,800   Daimler AG                                            $     724,638
    31,300   Toyota Motor Corp.                                        1,244,135
                                                                   -------------
                                                                   $   1,968,773
                                                                   -------------
             Total Automobiles & Components                        $   4,279,497
--------------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 1.0%
             Apparel, Accessories & Luxury Goods -- 1.0%
     4,500   Christian Dior SA                                     $     638,717
     9,500   Cie Financiere Richemont SA                                 581,402
                                                                   -------------
                                                                   $   1,220,119
                                                                   -------------
             Total Consumer Durables & Apparel                     $   1,220,119
--------------------------------------------------------------------------------
             MEDIA -- 2.0%
             Movies & Entertainment -- 2.0%
    50,600   The Walt Disney Co.                                   $   2,503,182
                                                                   -------------
             Total Media                                           $   2,503,182
--------------------------------------------------------------------------------
             RETAILING -- 1.2%
             Department Stores -- 0.2%
     7,800   Macy's, Inc.                                          $     314,418
--------------------------------------------------------------------------------
             Home Improvement Retail -- 0.6%
    12,500   The Home Depot, Inc.                                  $     709,375
--------------------------------------------------------------------------------
             Automotive Retail -- 0.4%
     4,100   USS Co., Ltd.                                         $     440,777
                                                                   -------------
             Total Retailing                                       $   1,464,570
--------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 2.6%
             Drug Retail -- 0.7%
    17,100   CVS Caremark Corp.                                    $     778,905
     4,200   Walgreen Co.                                                150,192
                                                                   -------------
                                                                   $     929,097
--------------------------------------------------------------------------------
             Food Retail -- 0.6%
    16,500   FamilyMart Co., Ltd.                                  $     795,849
--------------------------------------------------------------------------------
             Hypermarkets & Super Centers -- 1.3%
    22,100   Wal-Mart Stores, Inc.                                 $   1,604,460
                                                                   -------------
             Total Food & Staples Retailing                        $   3,329,406
--------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 5.5%
             Brewers -- 0.6%
     9,300   Anheuser-Busch InBev NV (A.D.R.)                      $     782,874
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 19

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
             Soft Drinks -- 0.2%
     4,700   Monster Beverage Corp.*                               $     276,971
--------------------------------------------------------------------------------
             Agricultural Products -- 0.3%
    32,200   GrainCorp, Ltd.                                       $     307,344
--------------------------------------------------------------------------------
             Packaged Foods & Meats -- 1.5%
    30,800   Nestle SA                                             $   1,913,898
--------------------------------------------------------------------------------
             Tobacco -- 2.9%
    32,200   Altria Group, Inc.                                    $   1,093,512
    34,500   Imperial Tobacco Group Plc                                1,344,033
    40,000   Japan Tobacco, Inc.                                       1,207,336
                                                                   -------------
                                                                   $   3,644,881
                                                                   -------------
             Total Food, Beverage & Tobacco                        $   6,925,968
--------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
             Health Care Equipment -- 1.7%
    11,100   Baxter International, Inc.                            $     651,348
    26,400   Covidien Plc                                              1,479,720
                                                                   -------------
                                                                   $   2,131,068
--------------------------------------------------------------------------------
             Managed Health Care -- 0.3%
     8,500   Aetna, Inc.                                           $     326,485
                                                                   -------------
             Total Health Care Equipment & Services                $   2,457,553
--------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY
             & LIFE SCIENCES -- 13.1%
             Biotechnology -- 1.8%
    14,500   Amgen, Inc.                                           $   1,216,840
     9,400   Cubist Pharmaceuticals, Inc.*                               434,280
    10,000   Vertex Pharmaceuticals, Inc.*                               533,300
                                                                   -------------
                                                                   $   2,184,420
--------------------------------------------------------------------------------
             Pharmaceuticals -- 10.5%
     8,100   Bayer AG                                              $     628,280
    80,400   GlaxoSmithKline Plc                                       1,818,116
     8,100   Jazz Pharmaceuticals Plc*                                   368,631
    32,900   Johnson & Johnson, Inc.                                   2,218,447
    64,400   Novartis AG                                               3,793,017
    96,300   Pfizer, Inc.                                              2,297,718
     3,700   Roche Holding AG                                            673,191
     8,557   Sanofi SA                                                   698,926
    18,400   Teva Pharmaceutical Industries,
             Ltd. (A.D.R.)                                               728,272
                                                                   -------------
                                                                   $  13,224,598
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/12

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
             Life Sciences Tools & Services -- 0.8%
    17,600   Thermo Fisher Scientific, Inc.                        $   1,009,360
                                                                   -------------
             Total Pharmaceuticals, Biotechnology
             & Life Sciences                                       $  16,418,378
--------------------------------------------------------------------------------
             BANKS -- 9.0%
             Diversified Banks -- 8.2%
 5,297,600   Bank Pembangunan Daerah Jawa Tbk PT
             Barat Dan Banten Tbk PT                               $     545,272
 2,200,900   China Construction Bank Corp.                             1,451,547
   681,700   China Minsheng Banking Corp., Ltd.                          557,264
   331,900   Commerzbank AG*                                             523,905
   697,200   Intesa Sanpaolo S.p.A.                                    1,090,815
    35,100   Itau Unibanco Holding SA (A.D.R.)                           554,931
    19,700   National Australia Bank, Ltd.                               514,380
   101,000   Oversea-Chinese Banking Corp., Ltd.                         753,123
   219,300   Philippine National Bank*                                   360,956
    18,200   Royal Bank of Canada, Inc.                                1,018,661
    37,900   Societe Generale SA                                         998,205
    15,300   Standard Chartered Plc                                      338,370
    11,450   The Toronto-Dominion Bank, Inc.                             936,723
    43,800   United Overseas Bank, Ltd.                                  671,215
                                                                   -------------
                                                                   $  10,315,367
--------------------------------------------------------------------------------
             Regional Banks -- 0.8%
    15,700   PNC Financial Services Group, Inc.                    $     975,912
                                                                   -------------
             Total Banks                                           $  11,291,279
--------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 6.8%
             Other Diversified Financial Services -- 1.2%
    52,700   Citigroup, Inc.                                       $   1,565,717
--------------------------------------------------------------------------------
             Multi-Sector Holdings -- 0.6%
   705,900   First Pacific Co., Ltd.                               $     758,473
--------------------------------------------------------------------------------
             Specialized Finance -- 1.6%
    38,600   Deutsche Boerse AG                                    $   1,987,251
--------------------------------------------------------------------------------
             Consumer Finance -- 2.5%
    55,500   Capital One Financial Corp.                           $   3,137,415
--------------------------------------------------------------------------------
             Asset Management & Custody Banks -- 0.9%
    14,600   Ares Capital Corp.                                    $     252,142
    25,600   Invesco, Ltd.                                               606,208
    10,300   The Carlyle Group LP                                        270,014
                                                                   -------------
                                                                   $   1,128,364
                                                                   -------------
             Total Diversified Financials                          $   8,577,220
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 21

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
             INSURANCE -- 3.4%
             Multi-line Insurance -- 2.6%
  17,854     Allianz SE                                            $   1,959,864
   5,400     Zurich Insurance Group AG                                 1,296,727
                                                                   -------------
                                                                   $   3,256,591
--------------------------------------------------------------------------------
             Reinsurance -- 0.8%
   7,000     Muenchener Rueckversicherungs AG                      $   1,036,336
                                                                   -------------
             Total Insurance                                       $   4,292,927
--------------------------------------------------------------------------------
             REAL ESTATE -- 0.5%
             Diversified REIT's -- 0.5%
     600     United Urban Investment Corp.                         $     671,077
                                                                   -------------
             Total Real Estate                                     $     671,077
--------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 6.0%
             Internet Software & Services -- 0.7%
   1,300     Google, Inc.*                                         $     890,617
--------------------------------------------------------------------------------
             Systems Software -- 5.3%
 125,719     Microsoft Corp.                                       $   3,874,661
  86,600     Oracle Corp.                                              2,740,890
                                                                   -------------
                                                                   $   6,615,551
                                                                   -------------
             Total Software & Services                             $   7,506,168
--------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 5.8%
             Communications Equipment -- 1.5%
  75,400     Cisco Systems, Inc.                                   $   1,438,632
   8,100     Qualcomm, Inc.                                              497,826
                                                                   -------------
                                                                   $   1,936,458
--------------------------------------------------------------------------------
             Computer Hardware -- 3.1%
   5,185     Apple, Inc.                                           $   3,449,269
  27,700     Hewlett-Packard Co.                                         467,576
                                                                   -------------
                                                                   $   3,916,845
--------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 0.3%
   9,300     SanDisk Corp.*                                        $     383,346
--------------------------------------------------------------------------------
             Electronic Manufacturing Services -- 0.5%
 203,500     Hon Hai Precision Industry Co., Ltd.                  $     580,946
--------------------------------------------------------------------------------
             Technology Distributors -- 0.4%
  14,100     Avnet, Inc.*                                          $     454,161
                                                                   -------------
             Total Technology Hardware & Equipment                 $   7,271,756
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/12

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
             EQUIPMENT -- 2.5%
             Semiconductors -- 2.5%
     4,200   AMS AG*                                               $     375,164
     3,500   Samsung Electronics Co., Ltd. (G.D.R.)                    1,913,654
    14,900   SK Hynix, Inc.                                              280,351
    18,700   Xilinx, Inc.                                                634,117
                                                                   -------------
                                                                   $   3,203,286
                                                                   -------------
             Total Semiconductors &
             Semiconductor Equipment                               $   3,203,286
--------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 3.5%
             Integrated Telecommunication Services -- 2.5%
    16,700   AT&T, Inc.                                            $     611,888
    15,000   CenturyLink, Inc.                                           633,900
   933,000   PCCW, Ltd.                                                  359,033
 1,996,000   Telecom Italia S.p.A.                                     1,577,343
                                                                   -------------
                                                                   $   3,182,164
--------------------------------------------------------------------------------
             Wireless Telecommunication Services -- 1.0%
   216,300   Vodafone Group Plc                                    $     623,619
    21,100   Vodafone Group Plc (A.D.R.)                                 610,212
                                                                   -------------
                                                                   $   1,233,831
                                                                   -------------
             Total Telecommunication Services                      $   4,415,995
--------------------------------------------------------------------------------
             UTILITIES -- 2.2%
             Multi-Utilities -- 1.8%
    39,800   Ameren Corp.                                          $   1,302,256
    40,000   GDF Suez, Ltd.                                              982,826
                                                                   -------------
                                                                   $   2,285,082
--------------------------------------------------------------------------------
             Water Utilities -- 0.4%
   699,000   Manila Water Co., Inc.                                $     449,112
                                                                   -------------
             Total Utilities                                       $   2,734,194
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $113,682,985)                                   $ 122,426,366
--------------------------------------------------------------------------------

Principal    Floating     S&P/Moody's
Amount ($)   Rate (c)     Ratings
             (unaudited)  (unaudited)
--------------------------------------------------------------------------------
                                        CORPORATE BONDS -- 1.0%
                                        MATERIALS -- 0.2%
                                        Paper Packaging -- 0.2%
   335,000                     BB-/B1   Sealed Air Corp., 6.875%,
                                        7/15/33 (144A)             $     309,875
                                                                   -------------
                                        Total Materials            $     309,875
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 23

--------------------------------------------------------------------------------------------
              Floating     S&P/Moody's
Principal     Rate (c)     Ratings
Amount ($)    (unaudited)  (unaudited)                                          Value
--------------------------------------------------------------------------------------------
                                          BANKS -- 0.8%
                                          Diversified Banks -- 0.8%
EURO 300,000           5.02     BBB+/Ba2  BNP Paribas SA, Floating Rate
                                          Note, 4/29/49 (Perpetual)             $    286,790
EURO 600,000           8.05      BB+/Ba2  Intesa Sanpaolo S.p.A., Floating
                                          Rate Note, 6/29/49 (Perpetual)             649,428
      18,000                     BBB/Ba2  NBP Capital Trust III, 7.375%,
                                          10/29/49 (Perpetual)                        11,880
                                                                                ------------
                                                                                $    948,098
                                                                                ------------
                                          Total Banks                           $    948,098
--------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $1,133,402)                     $  1,257,973
--------------------------------------------------------------------------------------------

Shares
--------------------------------------------------------------------------------------------
                                          RIGHTS/WARRANTS - 0.0%+
                                          FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                          Agricultural Products -- 0.0%+
       2,927                              GrainCorp, Ltd.                       $      1,269
--------------------------------------------------------------------------------------------
                                          TOTAL RIGHTS/WARRANTS
                                          (Cost $0)                             $      1,269
--------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 99.0%
                                          (Cost $115,512,796) (a) (b)           $124,423,321
--------------------------------------------------------------------------------------------
                                          OTHER ASSETS & LIABILITIES -- 1.0%    $  1,281,831
--------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%            $125,705,152
============================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2012, the value of these securities amounted to $309,875 or 0.2% of total net assets.

(A.D.R.)  American Depositary Receipt.

(G.D.R.)  Global Depositary Receipts.

*         Non-income producing security.

+         Amount rounds to less than 0.1%.

(a) At August 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $116,929,562 was as follows:

          Aggregate gross unrealized gain for all investments in which
             there is an excess of value over tax cost                         $11,412,947
          Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                          (3,919,188)
                                                                               -----------
          Net unrealized gain                                                  $ 7,493,759
                                                                               ===========

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/12

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

United States                                                              45.7%
United Kingdom                                                              7.2%
Switzerland                                                                 7.1%
Germany                                                                     6.9%
Japan                                                                       4.1%
France                                                                      3.9%
Italy                                                                       3.6%
Canada                                                                      2.6%
China                                                                       2.6%
Hong Kong                                                                   2.4%
Korea, Republic Of                                                          1.7%
Ireland                                                                     1.4%
Netherlands                                                                 1.4%
Philippines                                                                 1.4%
Indonesia                                                                   1.1%
Singapore                                                                   1.1%
Other (individually less than 1%)                                           5.8%
                                                                         -------
                                                                          100.0%
                                                                         =======

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO   Euro

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2012 aggregated $188,729,238 and $204,313,271, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                              Level 1       Level 2       Level 3   Total
--------------------------------------------------------------------------------
Common Stocks (U.S.)          $59,639,893   $       --    $ --      $ 59,639,893
Common Stocks (Foreign)         4,058,322    58,728,151     --        62,786,473
Preferred Stock                        --       737,713     --           737,713
Corporate Bonds                        --     1,257,973     --         1,257,973
Rights/Warrants                        --         1,269     --             1,269
--------------------------------------------------------------------------------
Total                         $63,698,215   $60,725,106   $ --      $124,423,321
================================================================================
Other Financial Instruments*  $   (54,500)  $   107,024   $ --      $     52,524
================================================================================

*   Other financial instruments include foreign exchange and futures contracts.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 25

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Common
                                                                    Stocks
--------------------------------------------------------------------------------
Balance as of 8/31/11                                               $   141,625
Realized gain (loss)1                                                  (141,625)
Change in unrealized appreciation (depreciation)2                            --
Net purchases (sales)                                                        --
Transfers in and out of Level3                                               --
--------------------------------------------------------------------------------
Balance as of 8/31/12                                               $        --
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

3   Transfers are calculated on the beginning of period values.

    During the year ended August 31, 2012, there were no transfers between levels.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/12

Statement of Assets and Liabilities | 8/31/12

ASSETS:
  Investment in securities (cost $115,512,796)                      $ 124,423,321
  Futures collateral                                                      156,250
  Foreign currencies, at value (cost $133,253)                            133,266
  Receivables --
    Investment securities sold                                          4,517,618
    Fund shares sold                                                       52,063
    Dividends and foreign taxes withheld                                  367,470
    Interest                                                               22,597
    Due from Broker                                                        98,654
    Due from Pioneer Investment Management, Inc.                           42,111
    Forward foreign currency contracts, net                               119,179
    Variation margin                                                        7,500
  Other                                                                    13,627
----------------------------------------------------------------------------------
      Total assets                                                  $ 129,953,656
----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
    Due to Bank                                                     $     298,497
    Investment securities purchased                                     3,624,495
    Fund shares repurchased                                               101,774
    Dividends                                                                  12
  Due to affiliates                                                        71,710
  Accrued expenses                                                        152,016
----------------------------------------------------------------------------------
      Total liabilities                                             $   4,248,504
----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                   $ 179,072,650
  Undistributed net investment income                                   1,532,192
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (63,855,229)
  Net unrealized gain on investments                                    8,910,525
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies         99,514
  Net unrealized loss on futures contracts                                (54,500)
----------------------------------------------------------------------------------
      Total net assets                                              $ 125,705,152
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $56,970,319/5,909,169 shares)                   $        9.64
  Class B (based on $2,838,287/299,439 shares)                      $        9.48
  Class C (based on $5,682,449/599,840 shares)                      $        9.47
  Class Y (based on $60,214,097/6,215,627 shares)                   $        9.69
MAXIMUM OFFERING PRICE:
  Class A ($9.64 (divided by) 94.25% )                              $       10.23
==================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 27

Statement of Operations

For the Year Ended 8/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of  $301,533)   $ 3,601,440
  Interest                                                     123,558
  Income from securities loaned, net                            52,615
--------------------------------------------------------------------------------------
      Total investment income                                            $  3,777,613
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $   940,507
  Transfer agent fees
    Class A                                                    219,468
    Class B                                                     35,059
    Class C                                                     22,868
    Class Y                                                        573
  Distribution fees
    Class A                                                    145,272
    Class B                                                     34,123
    Class C                                                     59,680
  Shareholder communications expense                            87,977
  Administrative reimbursements                                 36,197
  Custodian fees                                                50,957
  Registration fees                                             74,216
  Professional fees                                             51,119
  Printing expense                                              47,875
  Fees and expenses of nonaffiliated trustees                    7,303
  Miscellaneous                                                  2,299
--------------------------------------------------------------------------------------
    Total expenses                                                       $  1,815,493
    Less fees waived and expenses reimbursed by Pioneer
      Investment Management, Inc.                                            (391,694)
--------------------------------------------------------------------------------------
    Net expenses                                                         $  1,423,799
--------------------------------------------------------------------------------------
      Net investment income                                              $  2,353,814
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
    Investments                                            $(9,348,841)
    Futures contracts                                          (90,249)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies       (753,760)  $(10,192,850)
--------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
    Investments                                            $12,973,916
    Futures contracts                                          (54,500)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies        812,982   $ 13,732,398
--------------------------------------------------------------------------------------
Net gain on investments and foreign currency transactions                $  3,539,548
--------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     $  5,893,362
======================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/12

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------
                                                           Year Ended     Year Ended
                                                           8/31/12        8/31/11
---------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $  2,353,814   $   2,029,374
Net realized gain (loss) on investments, futures
  contracts and foreign currency transactions               (10,192,850)     18,511,727
Change in net unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions        13,732,398      (5,907,659)
----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations   $  5,893,362   $  14,633,442
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.13 and $0.06 per share, respectively)      $   (808,115)  $    (415,946)
    Class B ($0.02 and $0.00 per share, respectively)            (6,659)             --
    Class C ($0.03 and $0.00 per share, respectively)           (20,815)             --
    Class Y ($0.18 and $0.11 per share, respectively)        (1,109,955)       (711,220)
----------------------------------------------------------------------------------------
      Total distributions to shareowners                   $ (1,945,544)  $  (1,127,166)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $  8,241,391   $   9,623,090
Reinvestment of distributions                                   823,564         411,202
Cost of shares repurchased                                  (18,550,214)    (24,160,771)
----------------------------------------------------------------------------------------
    Net decrease in net assets resulting from Fund
      share transactions                                   $ (9,485,259)  $ (14,126,479)
----------------------------------------------------------------------------------------
    Net decrease in net assets                             $ (5,537,441)  $    (620,203)
NET ASSETS:
Beginning of year                                           131,242,593     131,862,796
----------------------------------------------------------------------------------------
End of year                                                $125,705,152   $ 131,242,593
========================================================================================
Undistributed net investment income                        $  1,532,192   $   1,931,305
========================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 29

--------------------------------------------------------------------------------------------
                                 '12 Shares    '12 Amount      '11 Shares    '11 Amount
--------------------------------------------------------------------------------------------
CLASS A
Shares sold                         353,272    $  3,701,073       670,887    $    6,600,343
Reinvestment of distributions        88,144         774,789        40,574           398,443
Less shares repurchased          (1,083,925)    (10,114,432)   (1,438,891)      (14,151,064)
--------------------------------------------------------------------------------------------
    Net decrease                   (642,509)   $ (5,638,570)     (727,430)   $   (7,152,278)
============================================================================================
CLASS B
Shares sold or exchanged             18,790    $    195,120        35,442    $      339,937
Reinvestment of distributions           749           6,512            --                --
Less shares repurchased            (179,983)     (1,638,775)     (248,775)       (2,390,105)
--------------------------------------------------------------------------------------------
    Net decrease                   (160,444)   $ (1,437,143)     (213,333)   $   (2,050,168)
============================================================================================
CLASS C
Shares sold                         109,039    $  1,039,083       161,657    $    1,577,172
Reinvestment of distributions         2,206          19,171            --                --
Less shares repurchased            (219,894)     (1,992,027)     (189,333)       (1,831,876)
--------------------------------------------------------------------------------------------
    Net decrease                   (108,649)   $   (933,773)      (27,676)   $     (254,704)
============================================================================================
CLASS Y
Shares sold                         305,575    $  3,306,115       112,886    $    1,105,638
Reinvestment of distributions         2,624          23,092         1,295            12,759
Less shares repurchased            (524,778)     (4,804,980)     (594,937)       (5,787,726)
--------------------------------------------------------------------------------------------
    Net decrease                   (216,579)   $ (1,475,773)     (480,756)   $   (4,669,329)
============================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/12

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                              Year       Year        Year         Year          Year
                                                              Ended      Ended       Ended        Ended         Ended
                                                              8/31/12    8/31/11     8/31/10      8/31/09       8/31/08
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   9.27   $    8.44   $    8.56    $    10.42    $   12.53
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                       $   0.17   $    0.13   $    0.08    $     0.07    $    0.14
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                             0.33        0.76       (0.17)        (1.76)       (1.38)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.50   $    0.89   $   (0.09)   $    (1.69)   $   (1.24)
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                          (0.13)      (0.06)      (0.03)        (0.17)       (0.11)
  Net realized gain                                                 --          --          --            --        (0.76)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.13)  $   (0.06)  $   (0.03)   $    (0.17)   $   (0.87)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.37   $    0.83   $   (0.12)   $    (1.86)   $   (2.11)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.64   $    9.27   $    8.44    $     8.56    $   10.42
===========================================================================================================================
Total return*                                                     5.50%      10.48%      (1.13)%      (15.83)%  $  (10.68)%
Ratio of net expenses to average net assets+                      1.30%       1.30%       1.30%         1.30%        1.31%
Ratio of net investment income to average net assets+             1.71%       1.23%       0.82%         0.69%        1.30%
Portfolio turnover rate                                            152%        194%        114%          120%         137%
Net assets, end of period (in thousands)                      $ 56,970   $  60,701   $  61,466    $   70,718    $   3,060
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                  1.72%       1.67%       1.71%         2.25%        4.61%
  Net investment income (loss)                                    1.29%       0.86%       0.41%        (0.26)%      (2.00)%
Ratios with waiver of fees by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    1.30%       1.30%       1.30%         1.30%        1.30%
  Net investment income                                           1.71%       1.23%       0.82%         0.69%        1.31%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 31

-----------------------------------------------------------------------------------------------------------------------------
                                                              Year        Year        Year         Year         Year
                                                              Ended       Ended       Ended        Ended        Ended
                                                              8/31/12     8/31/11     8/31/10      8/31/09      8/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $   9.08    $   8.30    $   8.47     $   10.28    $     12.37
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.16    $   0.07    $   0.00(a)  $   (0.02)   $      0.03
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                            0.26        0.71       (0.17)        (1.70)         (1.36)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.42    $   0.78    $  (0.17)    $   (1.72)   $     (1.33)
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                          (0.02)         --          --         (0.09)            --
  Net realized gain                                                 --          --          --            --          (0.76)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.02)   $     --    $     --     $   (0.09)   $     (0.76)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.40    $   0.78    $  (0.17)    $   (1.81)   $     (2.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.48    $   9.08    $   8.30     $    8.47    $      10.28
=============================================================================================================================
Total return*                                                     4.60%       9.40%      (2.01)%      (16.57)%       (11.46)%
Ratio of net expenses to average net assets+                      2.20%       2.20%       2.20%         2.20%          2.21%
Ratio of net investment income (loss) to average net assets+      0.79%       0.29%      (0.11)%       (0.01)%         0.41%
Portfolio turnover rate                                            152%        194%        114%          120%           137%
Net assets, end of period (in thousands)                      $  2,838    $  4,175    $  5,587     $   7,994    $     1,403
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                  3.14%       2.97%       2.93%         4.14%          5.37%
  Net investment loss                                            (0.15)%     (0.49)%     (0.84)%       (1.95)%        (2.75)%
Ratios with waiver of fees by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    2.20%       2.20%       2.20%         2.20%          2.20%
  Net investment income (loss)                                    0.79%       0.29%     (0.11)%        (0.01)%         0.42%
=============================================================================================================================

(a) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Annual Report | 8/31/12

----------------------------------------------------------------------------------------------------------------------
                                                              Year      Year       Year         Year         Year
                                                              Ended     Ended      Ended        Ended        Ended
                                                              8/31/12   8/31/11    8/31/10      8/31/09      8/31/08
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  9.09   $   8.31   $   8.48     $ 10.26      $ 12.39
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.10   $   0.04       0.00(b)  $ (0.04)     $  0.03
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                           0.31       0.74      (0.17)      (1.68)       (1.36)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.41   $   0.78   $  (0.17)    $ (1.72)     $ (1.33)
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                         (0.03)        --         --       (0.06)       (0.04)
  Net realized gain                                                --         --         --          --        (0.76)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.03)  $     --   $     --     $ (0.06)     $ (0.80)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.38   $   0.78   $  (0.17)    $ (1.78)     $ (2.13)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.47   $   9.09   $   8.31     $  8.48      $ 10.26
======================================================================================================================
Total return*                                                    4.56%      9.39%     (2.00)%    (16.58)%     (11.47)%
Ratio of net expenses to average net assets+                     2.20%      2.20%      2.20%       2.20%        2.21%
Ratio of net investment income (loss) to average net assets+     0.82%      0.35%     (0.07)%      0.00%(a)     0.35%
Portfolio turnover rate                                           152%       194%       114%        120%         137%
Net assets, end of period (in thousands)                      $ 5,682   $  6,439   $  6,118     $ 6,910      $   818
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                 2.53%      2.48%      2.54%       3.76%        5.45%
  Net investment income (loss)                                   0.49%      0.07%     (0.41)%     (1.56)%      (2.89)%
Ratios with waiver of fees by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                   2.20%      2.20%      2.20%       2.20%        2.20%
  Net investment income (loss)                                   0.82%      0.35%     (0.07)%      0.00%(a)     0.36%
======================================================================================================================

(a) Amount rounds to less than 0.01%.

(b) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 33

-------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year          12/31/08 (a)
                                                                     Ended        Ended        Ended         to
                                                                     8/31/12      8/31/11      8/31/10       8/31/09
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                 $  9.32      $  8.49      $  8.59       $  7.25
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                              $  0.21      $  0.18      $  0.12       $  0.06
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  0.34         0.76        (0.17)         1.28
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  0.55      $  0.94      $ (0.05)      $  1.34
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                (0.18)       (0.11)       (0.05)           --
Net increase (decrease) in net asset value                           $  0.37      $  0.83      $ (0.10)      $  1.34
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  9.69      $  9.32      $  8.49       $  8.59
-------------------------------------------------------------------------------------------------------------------------
Total return*                                                           6.09%       10.96%       (0.59)%       18.48%(b)
Ratio of net expenses to average net assets+                            0.80%        0.80%        0.80%         0.80%**
Ratio of net investment income to average net assets+                   2.22%        1.74%        1.33%         2.57%**
Portfolio turnover rate                                                  152%         194%         114%          120%
Net assets, end of period (in thousands)                             $60,214      $59,927      $58,692       $60,071
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                        0.97%        0.95%        0.96%         1.10%**
  Net investment income                                                 2.05%        1.59%        1.17%         2.27%**
Ratios with waiver of fees by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                          0.80%        0.80%        0.80%         0.80%**
  Net investment income                                                 2.22%        1.74%        1.33%         2.57%**
=========================================================================================================================

(a) Class Y shares were first publicly offered on December 31, 2008. (b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Equity Fund | Annual Report | 8/31/12

Notes to Financial Statements | 8/31/12


1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 35

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

    At August 31, 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

36 Pioneer Global Equity Fund | Annual Report | 8/31/12

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    At August 31, 2012, the Fund reclassified $807,383 to decrease undistributed net investment income and $807,383 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    At August 31, 2012, the Fund was permitted to carry forward indefinitely $5,252,129 of short term losses and $3,192,601 of long term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2012, the Fund had a net capital loss carryforward of $54,047,100, which will expire in 2016 if not utilized. The entire amount of which resulted from the reorganization with Pioneer Europe Select Equity Fund on June 12, 2009 and may be subject to limitations imposed by the Internal Revenue Code.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 37

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

--------------------------------------------------------------------------------
                                                     2012                   2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $1,945,544             $1,127,166
--------------------------------------------------------------------------------
   Total                                       $1,945,544             $1,127,166
================================================================================

The following shows the components of distributable earnings on a federal income tax basis at August 31, 2012:

--------------------------------------------------------------------------------
                                                                            2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $   1,638,083
Capital loss carryforward                                           (62,491,830)
Unrealized appreciation                                               7,486,249
--------------------------------------------------------------------------------
   Total                                                          $ (53,367,498)
================================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and futures contracts and adjustments on partnerships.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,783 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2012.

D.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

38 Pioneer Global Equity Fund | Annual Report | 8/31/12

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 39

H.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At August 31, 2012, the Fund had no securities on loan.


I.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2012 was $156,250. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended August 31, 2012 was 42.

40 Pioneer Global Equity Fund | Annual Report | 8/31/12

At August 31, 2012, open futures contracts were as follows.

-----------------------------------------------------------------------------------------
                                   Number of
                                   Contracts      Settlement                  Unrealized
Type                               Long/(Short)   Month        Value          Loss
-----------------------------------------------------------------------------------------
CBOE Volatility Index Futures       25            10/12        $   530,000    $  (17,500)
CBOE Volatility Index Futures      (50)           12/12         (1,190,000)      (37,000)
-----------------------------------------------------------------------------------------
   Total                           (25)                                       $  (54,500)
-----------------------------------------------------------------------------------------

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million and 0.65% on assets over $1 billion. For the year ended August 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $42,354 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administrator and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended August 31, 2012, such out-of-pocket expenses by class of shares were as follows:

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 41

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $  70,475
Class B                                                                    5,064
Class C                                                                   10,729
Class Y                                                                    1,709
--------------------------------------------------------------------------------
   Total:                                                              $  46,649
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,115 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,241 in distribution fees payable to PFD at August 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2012, CDSCs in the amount of $3,138 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2012, the Fund's expenses were not reduced under such arrangements.

42 Pioneer Global Equity Fund | Annual Report | 8/31/12

6. Forward Foreign Currency Contracts

At August 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The Fund's gross forward currency settlement contracts receivable and payable were $5,828,041 and $5,815,886 respectively, resulting in a net receivable of $12,155. The average value of contracts open during the year ended August 31, 2012 was $18,017,638.

Open portfolio hedges at August 31, 2012 were as follows:

--------------------------------------------------------------------------------------------------
                        Net             In                                           Net
                        Contracts       Exchange        Settlement                   Unrealized
Currency                to Deliver      for USD         Date        Value            Gain (Loss)
--------------------------------------------------------------------------------------------------
EUR (Euro)                 5,000,000    $  6,144,945    9/28/12     $   6,290,653    $  6,290,653
EUR (Euro)                (5,000,000)     (6,324,250)   9/28/12        (6,290,653)     (6,290,653)
EUR (Euro)                 6,324,250       6,324,250    9/28/12         6,324,250       6,324,250
EUR (Euro)                (6,144,945)     (6,144,945)   9/28/12        (6,144,945)     (6,144,945)
GBP (Pound Sterling)       4,000,000       6,260,212    9/28/12         6,351,444       6,351,444
GBP (Pound Sterling)      (4,000,000)     (6,260,696)   9/28/12        (6,351,444)     (6,351,444)
GBP (Pound Sterling)       6,260,696       6,260,696    9/28/12         6,260,696       6,260,696
GBP (Pound Sterling)      (6,260,212)     (6,260,212)   9/28/12        (6,260,212)     (6,260,212)
JPY (Japanese Yen)      (400,000,000)     (5,040,697)   1/15/13        (5,113,462)     (5,113,462)
JPY (Japanese Yen)         5,040,697       5,040,697    1/15/13         5,040,697       5,040,697
--------------------------------------------------------------------------------------------------
   Total                                                                             $    107,024
==================================================================================================

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of August 31, 2012 were as follows:

--------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments      Asset Derivatives 2012     Liabilities Derivatives 2012
Under Accounting         ------------------------   ----------------------------
Standards Codification   Balance Sheet              Balance Sheet
(ASC) 815                Location        Value      Location        Value
--------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*   Receivables     $119,179   Payables        $     --
Futures Contracts**      Receivables     $     --   Payables        $(54,500)
--------------------------------------------------------------------------------
     Total                               $119,179                   $(54,500)
--------------------------------------------------------------------------------

* Forward Foreign Currency Contracts are shown as a net receivable on the Statement of Assets and Liabilities.

** Reflects the unrealized depreciation on futures contracts (see Note 1I). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 43

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2012 was as follows:

----------------------------------------------------------------------------------------
Derivatives Not                                                           Change in
Accounted for as                                          Realized Gain   Unrealized
Hedging Instruments                                       or (Loss) on    Gain or (Loss)
Under Accounting             Location of Gain or (Loss)   Derivatives     on Derivatives
Standards Codification       on Derivatives Recognized    Recognized      Recognized
(ASC) 815                    in Income                    in Income       in Income
----------------------------------------------------------------------------------------
Forward Foreign              Net realized gain (loss)
  Currency Contracts         on forward foreign
                             currency contracts and
                             other assets and
                             liabilities denominated
                             in foreign currencies        $49,336

Forward Foreign              Change in unrealized
  Currency Contracts         gain on forward foreign
                             currency contracts and
                             other assets and
                             liabilities denominated
                             in foreign currencies                        $847,691

Futures Contracts            Net realized loss on
                             futures contracts            $(90,249)

Futures Contracts            Change in net unrealized
                             loss on futures
                             contracts                                    $(54,500)

44 Pioneer Global Equity Fund | Annual Report | 8/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V
and the Shareowners of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Equity Fund, one of the portfolios constituting Pioneer Series Trust V (the "Trust") as of August 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Equity Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 24, 2012

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 45

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 46.38%.


46 Pioneer Global Equity Fund | Annual Report | 8/31/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years.
Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


                         Pioneer Global Equity Fund | Annual Report | 8/31/12 47

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                Other Directorships
Position Held with the Fund   Length of Service                  Principal Occupation           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)          Trustee since 2006. Serves until   Chairman and Chief             Director, Broadridge Financial
Chairman of the Board and     a successor trustee is elected     Executive Officer,             Solutions, Inc. (investor
Trustee                       or earlier retirement or           Quadriserv, Inc.               communications and securities
                              removal.                           (technology products for       processing provider for financial
                                                                 securities lending             services industry) (2009 -
                                                                 industry) (2008 - present);    present); Director, Quadriserv,
                                                                 private investor (2004 -       Inc. (2005 - present); and
                                                                 2008); and Senior Executive    Commissioner, New Jersey State
                                                                 Vice President, The Bank of    Civil Service Commission (2011 -
                                                                 New York (financial and        present)
                                                                 securities services) (1986
                                                                 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)            Trustee since 2005. Serves until   Managing Partner, Federal      Director of Enterprise Community
Trustee                       a successor trustee is elected     City Capital Advisors          Investment, Inc. (privately-held
                              or earlier retirement or           (corporate advisory            affordable housing finance
                              removal.                           services company) (1997 -      company) (1985 - 2010); Director
                                                                 2004 and 2008 - present);      of Oxford Analytica, Inc. (2008 -
                                                                 Interim Chief Executive        present); Director of The Swiss
                                                                 Officer, Oxford Analytica,     Helvetia Fund, Inc. (closed-end
                                                                 Inc. (privately held           fund) (2010 - present); and
                                                                 research and consulting        Director of New York Mortgage
                                                                 company) (2010); Executive     Trust (publicly traded mortgage
                                                                 Vice President and Chief       REIT) (2004 - 2009, 2012 - present)
                                                                 Financial Officer, I-trax,
                                                                 Inc. (publicly traded
                                                                 health care services
                                                                 company) (2004 - 2007); and
                                                                 Executive Vice President
                                                                 and Chief Financial Officer,
                                                                 Pedestal Inc.
                                                                 (internet-based mortgage
                                                                 trading company) (2000 -
                                                                 2002)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Global Equity Fund | Annual Report | 8/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                Other Directorships
Position Held with the Fund   Length of Service               Principal Occupation              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (64)             Trustee since 2005. Serves      Chairman, Bush International,     Director of Marriott
Trustee                       until a successor trustee is    LLC (international financial      International, Inc. (2008
                              elected or earlier retirement   advisory firm) (1991 - present);  - present); Director of
                              or removal.                     Senior Managing Director, Brock   Discover Financial
                                                              Capital Group, LLC (strategic     Services (credit card
                                                              business advisors) (2010 -        issuer and electronic
                                                              present); Managing Director,      payment services) (2007 -
                                                              Federal Housing Finance Board     present); Former Director
                                                              (oversight of Federal Home Loan   of Briggs & Stratton Co.
                                                              Bank system) (1989 - 1991);       (engine manufacturer)
                                                              Vice President and Head of        (2004 - 2009); Former
                                                              International Finance, Federal    Director of UAL
                                                              National Mortgage Association     Corporation (airline
                                                              (1988 - 1989); U.S. Alternate     holding company) (2006 -
                                                              Executive Director,               2010); Director of ManTech
                                                              International Monetary Fund       International Corporation
                                                              (1984 - 1988); Executive          (national security,
                                                              Assistant to Deputy Secretary     defense, and intelligence
                                                              of the U.S. Treasury, U.S.        technology firm) (2006 -
                                                              Treasury Department (1982 -       present); Member, Board of
                                                              1984); and Vice President and     Governors, Investment
                                                              Team Leader in Corporate          Company Institute (2007 -
                                                              Banking, Bankers Trust Co.        present); Member, Board of
                                                              (1976 - 1982)                     Governors, Independent
                                                                                                Directors Council (2007 - present);
                                                                                                Former Director of Brady Corporation
                                                                                                (2000 - 2007); Former Director of
                                                                                                Mortgage Guaranty Insurance
                                                                                                Corporation (1991 - 2006); Former
                                                                                                Director of Millennium
                                                                                                Chemicals, Inc. (commodity
                                                                                                chemicals) (2002 - 2005);
                                                                                                Former Director, R.J.
                                                                                                Reynolds Tobacco Holdings,
                                                                                                Inc. (tobacco) (1999-2005); and
                                                                                                Former Director of Texaco, Inc.
                                                                                                (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position Held with the Fund   Length of Service                  Principal Occupation              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee since 2008. Serves until   William Joseph Maier Professor    Trustee, Mellon
Trustee                       a successor trustee is elected     of Political Economy, Harvard     Institutional Funds
                              or earlier retirement or           University (1972 - present)       Investment Trust and
                              removal.                                                             Mellon Institutional
                                                                                                   Funds Master Portfolio
                                                                                                   (oversaw 17 portfolios in
                                                                                                   fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 2005. Serves until   Founding Director, Vice           None
Trustee                       a successor trustee is elected     President and Corporate
                              or earlier retirement or           Secretary, The Winthrop Group,
                              removal.                           Inc. (consulting firm)
                                                                 (1982-present); Desautels
                                                                 Faculty of Management, McGill
                                                                 University (1999 - present);
                                                                 and Manager of Research
                                                                 Operations and Organizational
                                                                 Learning, Xerox PARC, Xerox's
                                                                 advance research center
                                                                 (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 2005. Serves until   President and Chief Executive     Director of New America
Trustee                       a successor trustee is elected     Officer, Newbury, Piret &         High Income Fund, Inc.
                              or earlier retirement or           Company, Inc. (investment         (closed-end investment
                              removal.                           banking firm) (1981 - present)    company) (2004 -
                                                                                                   present); and member,
                                                                                                   Board of Governors,
                                                                                                   Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)          Trustee since 2005. Serves until   Senior Counsel, Sullivan &        Director, The Swiss
Trustee                       a successor trustee is elected     Cromwell LLP (law firm) (1998 -   Helvetia Fund, Inc.
                              or earlier retirement or           present); and Partner,            (closed-end investment
                              removal.                           Sullivan & Cromwell LLP (prior    company); and Director,
                                                                 to 1998)                          Invesco, Ltd. (formerly
                                                                                                   AMVESCAP, PLC)
                                                                                                   (investment manager)
                                                                                                   (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Global Equity Fund | Annual Report | 8/31/12

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position Held with the Fund   Length of Service                  Principal Occupation              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 2005. Serves until   Non-Executive Chairman and a      None
Trustee, President            a successor trustee is elected     director of Pioneer Investment
and Chief Executive           or earlier retirement or           Management USA Inc.
Officer of the Funds          removal.                           ("PIM-USA"); Chairman and a
                                                                 director of Pioneer; Chairman
                                                                 and Director of Pioneer
                                                                 Institutional Asset Management,
                                                                 Inc. (since 2006); Director of
                                                                 Pioneer Alternative Investment
                                                                 Management Limited (Dublin)
                                                                 (until October 2011); President
                                                                 and a director of Pioneer
                                                                 Alternative Investment
                                                                 Management (Bermuda) Limited
                                                                 and affiliated funds; Deputy
                                                                 Chairman and a director of
                                                                 Pioneer Global Asset Management
                                                                 S.p.A. ("PGAM") (until April
                                                                 2010); Director of Nano-C, Inc.
                                                                 (since 2003); Director of Cole
                                                                 Management Inc. (2004 - 2011);
                                                                 Director of Fiduciary
                                                                 Counseling, Inc. (until
                                                                 December 2011); President of
                                                                 all of the Pioneer Funds; and
                                                                 Retired Partner, Wilmer Cutler
                                                                 Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee since 2007. Serves until   Director, CEO and President of    None
Trustee and Executive         a successor trustee is elected     PIM-USA (since February 2007);
Vice President                or earlier retirement or           Director and President of
                              removal.                           Pioneer and Pioneer
                                                                 Institutional Asset Management,
                                                                 Inc. (since February 2007);
                                                                 Executive Vice President of all
                                                                 of the Pioneer Funds (since
                                                                 March 2007); Director of PGAM
                                                                 (2007 - 2010); Head of New
                                                                 Europe Division, PGAM (2000 -
                                                                 2005); Head of New Markets
                                                                 Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 51

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Fund   Length of Service                  Principal Occupation               Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)    Since 2010. Serves at the          Vice President and Associate       None
Secretary                     discretion of the Board.           General Counsel of Pioneer since
                                                                 January 2008 and Secretary of
                                                                 all of the Pioneer Funds since
                                                                 June 2010; Assistant Secretary
                                                                 of all of the Pioneer Funds from
                                                                 September 2003 to May 2010; and
                                                                 Vice President and Senior
                                                                 Counsel of Pioneer from July
                                                                 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)        Since 2010. Serves at the          Fund Governance Director of        None
Assistant Secretary           discretion of the Board.           Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Pioneer from December 2003 to
                                                                 November 2006; and Senior
                                                                 Paralegal of Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)             Since 2010. Serves at the          Counsel of Pioneer since June      None
Assistant Secretary           discretion of the Board.           2007 and Assistant Secretary of
                                                                 all the Pioneer Funds since June
                                                                 2010; and Vice President and
                                                                 Counsel at State Street Bank
                                                                 from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)          Since 2008. Serves at the          Vice President - Fund Treasury     None
Treasurer and Chief           discretion of the Board.           of Pioneer; Treasurer of all of
Financial and Accounting                                         the Pioneer Funds since March
Officer of the Funds                                             2008; Deputy Treasurer of
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2005. Serves at the          Assistant Vice President - Fund    None
Assistant Treasurer           discretion of the Board.           Treasury of Pioneer; and
                                                                 Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Global Equity Fund | Annual Report | 8/31/12


------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Fund   Length of Service                  Principal Occupation               Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2005. Serves at the          Fund Accounting Manager - Fund     None
Assistant Treasurer           discretion of the Board.           Treasury of Pioneer; and
                                                                 Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)         Since 2009. Serves at the          Fund Administration Manager -      None
Assistant Treasurer           discretion of the Board.           Fund Treasury of Pioneer since
                                                                 November 2008; Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds since January 2009; and
                                                                 Client Service Manager -
                                                                 Institutional Investor Services
                                                                 at State Street Bank from March
                                                                 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)          Since 2010. Serves at the          Chief Compliance Officer of        None
Chief Compliance Officer      discretion of the Board.           Pioneer and of all the Pioneer
                                                                 Funds since March 2010; Director
                                                                 of Adviser and Portfolio
                                                                 Compliance at Pioneer since
                                                                 October 2005; and Senior
                                                                 Compliance Officer for Columbia
                                                                 Management Advisers, Inc. from
                                                                 October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/12 53

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments  19431-06-1012

                       Pioneer High Income
                       Municipal Fund

--------------------------------------------------------------------------------
                       Annual Report | August 31, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     PIMAX
                       Class C     HICMX
                       Class Y     HIMYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          26

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       40

Trustees, Officers and Service Providers                                      41

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/12 3

Portfolio Management Discussion | 8/31/12

High-yield municipal bonds produced solid returns during the 12 months ended August 31, 2012, as investors increasingly looked for greater yield opportunities during a period of very low interest rates. In the following interview, Timothy Pynchon, senior vice president at Pioneer and lead portfolio manager of Pioneer High Income Municipal Fund, discusses the factors that affected the municipal bond market and influenced the performance of the Fund over the 12-month period. Mr. Pynchon is responsible for the day-to-day management of the Fund and is supported by David Eurkus, senior vice president at Pioneer.

Q   How did the Fund perform during the 12 months ended August 31, 2012?

A Pioneer High Income Municipal Fund Class A shares returned 11.24% at net asset value during the 12 months ended August 31, 2012, while the Fund's benchmark, the Barclays Capital High Yield Municipal Bond Index (the Barclays Index), returned 15.40%. During the same period, the average return of the 118 mutual funds in Lipper's High Yield Municipal Debt Funds category was 14.98%.

Q How would you describe the investment environment for high-yield municipal bonds during the 12 months ended August 31, 2012, and how did you manage the Fund in that environment?

A Lower-rated, higher-yielding municipal bonds rallied during most of the 12-month period. With one notable exception (which we discuss below), the Fund was very well positioned to benefit from the rally throughout the period.

    In general, high-yield municipal bonds performed very well during the 12-month period, and the project revenue bonds in which the Fund's assets were concentrated performed exceptionally well. Throughout the 12 months ended August 31, 2012, interest rates remained low and the absolute level of yields deriving from investment-grade securities declined as the investment-grade sector rallied and security prices rose. As the drop in investment-grade yields occurred, investors' interest in higher-yielding opportunities held strong, including opportunities in the tax-advantaged municipal bond sector. At the same time, the flow of new high-yield municipal issuances into the market remained relatively low, partly in response to a nationwide effort by public entities to hold down their debts. As a consequence, higher-yielding municipal bonds -- many of which had been selling at discounted prices -- performed particularly well.

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

    Although concerns about the strength of the nation's economy waxed and waned during the 12-month period, in general, investors believed the economy to be recovering, albeit at a slower-than-desired pace. The prevailing belief in a recovering economy instilled confidence in the credit sectors in general, including the high-yield municipal bond sector.

    In managing the Fund's portfolio during the period, we held to our historic emphasis on revenue bonds, which are secured by dedicated revenue streams from specific projects. We believe that investments in revenue bonds may be more reliable over the longer term than investments in general obligation bonds, which are not always backed by dedicated sources of revenues and quite often are dependent upon the fiscal health of the municipal governments issuing the bonds.

    The one exception to an otherwise strong fiscal year of performance for the Fund was the portfolio's exposure to bonds backed by airport-related revenues linked to AMR Corporation, the parent company of American Airlines. In late November 2011, AMR surprised the markets by filing for bankruptcy protection. The event caused all AMR-related debt to plunge in value, including Fund holdings tied to two airports in Texas and one in Illinois that were dependent on revenues from AMR operations. After the bankruptcy filing, we sold all of the Fund's AMR-related holdings. Nevertheless, the AMR bankruptcy filing led to the Fund's underperformance of the Barclays Index over the full 12 months ended August 31, 2012.

Q Aside from AMR Corporation, what other investments had notably strong effects on the Fund's performance, either positive or negative, during the 12 months ended August 31, 2012?

A The Fund's investments performed strongly across-the-board, with the notable exception of the AMR-related debt, during the 12-month period. Groups that performed particularly well for the Fund included bonds backed by continuing care retirement community developments (CCRCs), airport bonds, and securities backed by settlements from tobacco liability lawsuits.

    The portfolio's position in Skyline at First Hill, a Seattle development, was one notably strong performer in the CCRC group. We invested the Fund in the bonds when they were selling at about 65% of their par (face) value in 2011; by the close of the Fund's fiscal year on August 31, 2012, the bonds had appreciated and were selling at around their par value.

    Virtually all of the Fund's investments were held in project revenue bonds during the period. While we believe that some municipalities may encounter financial difficulties in the years ahead, we also feel that bonds secured by dedicated revenue sources that can be analyzed and assessed

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/12 5 represent the best and most prudent opportunity for investing in municipal bonds. We place special emphasis on intensive credit research for each potential investment before it is added to the portfolio.

    At the end of the Fund's fiscal year on August 31, 2012, less than 1% of the Fund's assets were invested in general obligation debt. Securities backed by health care communities represented 43.4% of the Fund's net assets, with transportation and pollution control revenue bonds accounting for 13.5% and 10.3% of net assets, respectively. The Fund's effective duration, which is a measure of price sensitivity to changes in interest rates, was 6.93 years as of August 31, 2012.

Q   What is your investment outlook?

A While the November 2012 presidential election injects some uncertainty into the market outlook, we remain positive about the high-yield municipal bond market. Irrespective of the election's outcome, we believe the tax-exempt municipal bond sector will continue to be an important part of the capital markets. Even after the price gains experienced by the high-yield municipal market during the recent 12-month period, we believe there is still good value to be found in that market.

    We think the U.S. economy will continue to grow, although at a muddling-along pace, as evidenced by the 1.7% gross domestic product annualized growth rate announced for the second calendar quarter of 2012 (through June
    30). The current environment makes individual credit research even more important, and we believe that may play to our strength at Pioneer, where we place great emphasis on credit research to ensure that all of the Fund's investments are backed by reliable revenue streams.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Please refer to the Schedule of Investments on pages 15-25 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

A portion of the Fund's income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/12 7

Portfolio Summary | 8/31/12

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

B                                                                         12.2%
BB                                                                         9.5%
BBB                                                                        4.6%
CCC                                                                        4.3%
AA                                                                         0.3%
Not Rated                                                                 69.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                                                    43.0%
Transportation                                                            13.4%
Various Revenues                                                          12.8%
Special Revenues                                                          10.9%
Pollution Control Revenue                                                 10.2%
Education                                                                  6.9%
Insured                                                                    1.6%
Housing                                                                    1.1%
General Obligation                                                         0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.  Sanger Industrial Development Corp., 8.0%, 7/1/38                     3.21%
--------------------------------------------------------------------------------
 2.  Jefferson County Industrial Development Corp. Texas, 8.25%, 7/1/32    2.76
--------------------------------------------------------------------------------
 3.  Illinois Finance Authority, 8.125%, 2/15/40                           2.27
--------------------------------------------------------------------------------
 4.  Greater Orlando Aviation Authority, 6.5%, 11/15/36                    1.87
--------------------------------------------------------------------------------
 5.  West Virginia Hospital Finance Authority, 9.125%, 10/1/41             1.83
--------------------------------------------------------------------------------
 6.  New York City Industrial Development Agency, 5.25%, 12/1/32           1.67
--------------------------------------------------------------------------------
 7.  Capital Trust Agency, Inc., 7.75%, 1/1/41                             1.51
--------------------------------------------------------------------------------
 8.  Public Finance Authority, 8.25%, 6/1/46                               1.51
--------------------------------------------------------------------------------
 9.  Pennsylvania Economic Development Financing Authority, 8.0%, 5/1/29   1.51
--------------------------------------------------------------------------------
10.  Illinois Finance Authority, 8.25%, 5/15/45                            1.50
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Prices and Distributions | 8/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                   8/31/12                      8/31/11
--------------------------------------------------------------------------------
           A                      $7.94                        $7.58
--------------------------------------------------------------------------------
           C                      $7.94                        $7.58
--------------------------------------------------------------------------------
           Y                      $7.84                        $7.49
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-8/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Net
                         Investment         Short-Term           Long-Term
         Class             Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A              $0.4500             $   --                $   --
--------------------------------------------------------------------------------
           C              $0.3951             $   --                $   --
--------------------------------------------------------------------------------
           Y              $0.4629             $   --                $   --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital High Yield Municipal Bond Index measures the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/12 9

Performance Update | 8/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer High Income Municipal Fund at public offering price, compared to that of the Barclays Capital High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                        Net Asset       Public Offering
Period                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)               2.71%          1.91%
5 Years                  2.89           1.95
1 Year                  11.24           6.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer High Income      Barclays Capital High Yield
                        Municipal Fund           Municipal Bond Index
10/31/2006              $        9,550           $        10,000
8/31/2007               $        9,662           $        10,076
8/31/2008               $        9,184           $         9,635
8/31/2009               $        7,861           $         8,750
8/31/2010               $        9,838           $        10,682
8/31/2011               $       10,018           $        11,051
8/31/2012               $       11,144           $        12,752

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Performance Update | 8/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                   If           If
Period             Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)          1.84%        1.84%
5 Years             2.04         2.04
1 Year             10.42        10.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer High Income      Barclays Capital High Yield
                        Municipal Fund           Municipal Bond Index
10/31/2006              $      10,000            $      10,000
8/31/2007               $      10,026            $      10,076
8/31/2008               $       9,430            $       9,635
8/31/2009               $       7,999            $       8,750
8/31/2010               $       9,928            $      10,682
8/31/2011               $      10,046            $      11,051
8/31/2012               $      11,094            $      12,752

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 11

Performance Update | 8/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                   If           If
Period             Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)          2.59%        2.59%
5 Years             2.81         2.81
1 Year             11.43        11.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer High Income      Barclays Capital High Yield
                        Municipal Fund           Municipal Bond Index
10/31/2006              $    5,000,000           $    5,000,000
8/31/2007               $    5,040,643           $    5,037,963
8/31/2008               $    4,765,972           $    4,817,672
8/31/2009               $    4,084,381           $    4,374,981
8/31/2010               $    5,094,276           $    5,340,982
8/31/2011               $    5,197,079           $    5,525,277
8/31/2012               $    5,790,897           $    6,376,035

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income
Municipal Fund

Based on actual returns from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                             A                C              Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00       $1,000.00       $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account Value                $1,120.35       $1,114.79       $1,119.80
(after expenses) on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                           $4.74           $8.66           $3.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.63% and 0.67% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income
Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                             A                C              Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00       $1,000.00       $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account Value                $1,020.66       $1,016.94       $1,021.77
(after expenses) on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                           $4.52           $8.26           $3.40
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.63% and 0.67% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Schedule of Investments | 8/31/12

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 99.2%
                                           Alabama -- 0.6%
   2,000,000                       NR/NR   Huntsville-Redstone Village Special
                                           Care Facilities Financing Authority,
                                           6.875%, 1/1/43                               $     2,145,200
   2,580,000                       NR/NR   Huntsville-Redstone Village Special
                                           Care Facilities Financing Authority,
                                           7.5%, 1/1/47                                       2,954,513
                                                                                        ---------------
                                                                                        $     5,099,713
-------------------------------------------------------------------------------------------------------
                                           Alaska -- 1.2%
  12,600,000                       NR/B2   Northern Tobacco Securitization Corp.,
                                           5.0%, 6/1/46                                 $    10,150,938
-------------------------------------------------------------------------------------------------------
                                           Arizona -- 1.0%
     750,000                       NR/NR   Pima County Industrial Development
                                           Authority, 8.5%, 7/1/39                      $       859,628
   4,000,000                       NR/NR   San Luis Facility Development Corp.,
                                           8.375%, 5/1/27                                     4,054,880
   1,500,000                       NR/NR   Tempe Industrial Development Authority,
                                           6.25%, 12/1/42                                     1,617,210
   1,600,000                       NR/NR   Tempe Industrial Development Authority,
                                           6.25%, 12/1/46                                     1,725,024
                                                                                        ---------------
                                                                                        $     8,256,742
-------------------------------------------------------------------------------------------------------
                                           California -- 9.6%
   4,000,000                       NR/NR   California County Tobacco Securitization
                                           Agency, 5.0%, 6/1/47                         $     3,042,320
   5,410,000                       B-/NR   California County Tobacco Securitization
                                           Agency, 5.125%, 6/1/38                             4,479,588
   4,000,000                       NR/B2   California County Tobacco Securitization
                                           Agency Merced County A, 5.25%, 6/1/45              3,248,200
   6,500,000                       B-/NR   California County Tobacco Securitization
                                           Agency Sonoma County Corp.,
                                           5.25%, 6/1/45                                      5,320,900
   9,250,000                       NR/B2   California County Tobacco Securitization
                                           Agency, 5.65%, 6/1/41                              8,038,342
   2,000,000                       BB/NR   California Municipal Finance Authority,
                                           5.75%, 7/1/30                                      2,023,780
   6,300,000                       BB/NR   California Municipal Finance Authority,
                                           6.0%, 7/1/42                                       6,364,638
   1,000,000                       NR/NR   California Municipal Finance Authority,
                                           6.625%, 1/1/32                                     1,027,950
   2,000,000                       NR/NR   California Municipal Finance Authority,
                                           6.875%, 1/1/42                                     2,055,280
   2,000,000                       NR/NR   California Statewide Communities
                                           Development Authority, 7.5%, 6/1/42                2,283,240
     315,559                       NR/NR   California Statewide Communities
                                           Development Authority, 9.0%, 12/1/38 (d)               2,840

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 15

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           California -- (continued)
  25,000,000                   BBB-/Baa3   Foothill-Eastern Transportation Corridor
                                           Agency, 0.0%, 1/15/33 (e)                    $     7,394,000
  10,000,000                   BBB-/Baa3   Foothill-Eastern Transportation Corridor
                                           Agency, 0.0%, 1/15/34 (e)                          2,780,100
  10,000,000                   BBB-/Baa3   Foothill-Eastern Transportation Corridor
                                           Agency, 0.0%, 1/15/36 (e)                          2,460,700
   1,495,000                       B-/B3   Golden State Tobacco Securitization
                                           Corp., 5.75%, 6/1/47                               1,266,340
   6,500,000                       B-/B3   Golden State Tobacco Securitization
                                           Corp., 6/1/37                                      5,156,645
   4,000,000                     AA-/Aa3   Pittsburg Unified School District,
                                           0.0%, 9/1/38 (e)                                     667,920
   3,925,000                     AA-/Aa3   Pittsburg Unified School District,
                                           0.0%, 9/1/39 (e)                                     605,706
   2,500,000                     AA-/Aa3   Pittsburg Unified School District,
                                           0.0%, 9/1/41 (e)                                     486,450
   1,925,000                     AA-/Aa3   Pittsburg Unified School District,
                                           0.0%, 9/1/42 (e)                                     349,176
  11,395,000                     B-/Caa1   Tobacco Securitization Authority of
                                           Northern California, 5.375%, 6/1/38                9,256,045
   3,000,000                       B-/B3   Tobacco Securitization Authority of
                                           Northern California, 5.5%, 6/1/45                  2,414,340
   9,595,000                      BB+/B3   Tobacco Securitization Authority of
                                           Southern California, 5.0%, 6/1/37                  7,789,125
                                                                                        ---------------
                                                                                        $    78,513,625
-------------------------------------------------------------------------------------------------------
                                           Colorado -- 2.6%
   1,040,000                       NR/NR   Colorado Educational & Cultural
                                           Facilities Authority, 5.625%, 12/1/36        $       767,541
   3,165,000                       NR/NR   Colorado Health Facilities Authority,
                                           7.125%, 6/1/47                                     3,393,893
  38,000,000                   BBB-/Baa2   E-470 Public Highway Authority,
                                           0.0%, 9/1/40 (e)                                   8,014,960
   1,500,000                   BBB-/Baa2   E-470 Public Highway Authority,
                                           0.0%, 9/1/41 (e)                                     296,850
   8,000,000                       NR/NR   Kremmling Memorial Hospital District,
                                           7.125%, 12/1/45                                    8,938,960
                                                                                        ---------------
                                                                                        $    21,412,204
-------------------------------------------------------------------------------------------------------
                                           Florida -- 12.6%
   5,000,000                       NR/NR   Alachua County Health Facilities Authority,
                                           8.125%, 11/15/41                             $     5,777,000
   9,000,000                       NR/NR   Alachua County Health Facilities Authority,
                                           8.125%, 11/15/46                                  10,364,040
  11,000,000                      NR/Ba3   Capital Trust Agency, Inc.,
                                           7.75%, 1/1/41                                     12,254,220
   5,900,000                       NR/NR   Collier County Industrial Development
                                           Authority, 14.0%, 5/15/15                          5,955,932

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------
               Floating        S&P/Moody's
Principal      Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------
                                           Florida -- (continued)
   1,820,000                       NR/NR   County of Liberty Florida,
                                           8.25%, 7/1/28                                $     1,844,188
   2,290,000                       NR/NR   County of Palm Beach Florida,
                                           2.0%, 6/1/16                                       2,310,931
  10,380,000                       NR/NR   Florida Development Finance Corp.,
                                           7.625%, 6/15/41                                   11,991,391
   5,000,000                       NR/NR   Florida Development Finance Corp.,
                                           7.75%, 6/15/42                                     5,638,700
   7,170,000                      BB+/NR   Florida Keys College Campus Foundation,
                                           Inc., 7.0%, 11/1/42                                7,558,256
  14,965,000                       NR/NR   Greater Orlando Aviation Authority,
                                           6.5%, 11/15/36                                    15,107,018
   2,830,000                       NR/NR   Hillsborough County Industrial
                                           Development Authority, 6.5%, 7/1/29                2,831,585
   1,410,000                       NR/NR   Hillsborough County Industrial
                                           Development Authority, 6.7%, 7/1/21                1,411,692
   2,380,000                       NR/NR   Hillsborough County Industrial
                                           Development Authority, 6.75%, 7/1/29               2,381,809
   6,200,000                       BB/NR   Lee County Industrial Development
                                           Authority Florida, 5.375%, 6/15/37                 6,054,300
   3,000,000                       BB/NR   Lee County Industrial Development
                                           Authority Florida, 5.75%, 6/15/42                  3,010,830
   4,365,000                       NR/NR   Sarasota County Health Facilities
                                           Authority, 5.625%, 7/1/27                          3,618,891
   2,285,000                       NR/NR   Sarasota County Health Facilities
                                           Authority, 5.75%, 7/1/37                           1,798,249
   3,640,000                       NR/NR   Sarasota County Health Facilities
                                           Authority, 5.75%, 7/1/45                           2,787,949
                                                                                        ---------------
                                                                                        $   102,696,981
-------------------------------------------------------------------------------------------------------
                                           Georgia -- 3.1%
   6,000,000                     CCC+/NR   Clayton County Development Authority,
                                           8.75%, 6/1/29                                $     7,382,460
   7,000,000                     CCC+/NR   Clayton County Development Authority,
                                           9.0%, 6/1/35                                       7,689,430
   3,650,000                       NR/NR   Fulton County Residential Care Facilities
                                           for the Elderly Authority, 5.0%, 7/1/27            3,608,354
   7,000,000                       NR/NR   Fulton County Residential Care Facilities
                                           for the Elderly Authority, 5.125%, 7/1/42          6,644,260
                                                                                        ---------------
                                                                                        $    25,324,504
-------------------------------------------------------------------------------------------------------
                                           Hawaii -- 0.3%
   1,300,000                       NR/NR   Hawaii State Department of Budget &
                                           Finance, 7.5%, 11/15/15                      $     1,309,126
   1,000,000                       NR/NR   Hawaii State Department of
                                           Budget & Finance, 9.0%, 11/15/44                   1,203,790
                                                                                        ---------------
                                                                                        $     2,512,916
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 17

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           Illinois -- 10.2%
   3,750,000                     CCC+/B2   County of Cook Illinois,
                                           6.5%, 10/15/40                               $     3,892,988
   7,000,000                       NR/NR   Illinois Finance Authority,
                                           5.625%, 2/15/37                                    7,033,180
   7,790,000                       NR/NR   Illinois Finance Authority,
                                           6.0%, 11/15/39 (d)                                 1,870,145
   4,500,000                       BB/NR   Illinois Finance Authority,
                                           6.25%, 11/15/35                                    4,591,755
   3,250,000                     CCC+/B2   Illinois Finance Authority,
                                           6.5%, 10/15/40                                     3,373,922
   5,085,000                       NR/NR   Illinois Finance Authority,
                                           7.625%, 5/15/25                                    5,996,334
   1,750,000                       NR/NR   Illinois Finance Authority,
                                           8.0%, 5/15/30                                      1,910,755
   3,295,000                       NR/NR   Illinois Finance Authority,
                                           8.0%, 5/15/40                                      3,869,648
   3,965,000                       NR/NR   Illinois Finance Authority,
                                           8.0%, 5/15/46                                      4,656,496
  17,000,000                       NR/NR   Illinois Finance Authority, Nursing Homes
                                           Green Fields, 8.125%, 2/15/40                     18,381,930
   2,250,000                       BB/NR   Illinois Finance Authority, Nursing Homes
                                           Park Place, 8.125%, 5/15/40                        2,440,192
   7,275,000                       NR/NR   Illinois Finance Authority,
                                           8.25%, 2/15/46                                     7,896,867
  11,135,000                       BB/NR   Illinois Finance Authority,
                                           8.25%, 5/15/45                                    12,158,863
   3,135,000                       NR/NR   Southwestern Illinois Development
                                           Authority, 5.625%, 11/1/26                         2,675,064
   2,500,000                       NR/NR   Southwestern Illinois Development
                                           Authority, 6.625%, 6/1/37                          2,619,050
                                                                                        ---------------
                                                                                        $    83,367,189
-------------------------------------------------------------------------------------------------------
                                           Indiana -- 4.2%
   1,000,000                       NR/NR   City of Carmel Indiana,
                                           6.0%, 11/15/22                               $       989,390
   1,550,000                       NR/NR   City of Carmel Indiana,
                                           7.0%, 11/15/27                                     1,605,196
   1,750,000                       NR/NR   City of Carmel Indiana,
                                           7.0%, 11/15/32                                     1,759,118
   6,000,000                       NR/NR   City of Carmel Indiana,
                                           7.125%, 11/15/42                                   6,031,020
   5,750,000                       NR/NR   City of Carmel Indiana,
                                           7.125%, 11/15/47                                   5,738,098
   3,500,000                       NR/NR   City of Crown Point Indiana,
                                           8.0%, 11/15/39                                     4,091,465
     715,000                     B-/Caa2   City of East Chicago Indiana,
                                           5.5%, 9/1/28                                         670,177

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           Indiana -- (continued)
   3,575,000                       NR/NR   City of Terre Haute Indiana,
                                           6.0%, 8/1/39                                 $     3,523,162
   2,435,000                       NR/NR   County of St. Joseph Indiana,
                                           6.0%, 5/15/38                                      2,487,328
   2,340,000                       NR/NR   Vigo County Hospital Authority,
                                           5.8%, 9/1/47 (144A)                                2,414,833
   4,000,000                       BB/NR   Vigo County Hospital Authority,
                                           8.0%, 9/1/41                                       4,838,560
                                                                                        ---------------
                                                                                        $    34,148,347
-------------------------------------------------------------------------------------------------------
                                           Iowa -- 1.1%
     745,000                       NR/NR   Iowa Finance Authority,
                                           5.0%, 11/15/12                               $       745,425
   1,315,000                       NR/NR   Iowa Finance Authority,
                                           5.0%, 11/15/21                                     1,254,181
   1,445,000                       NR/NR   Iowa Finance Authority,
                                           5.5%, 11/15/27                                     1,380,380
   4,365,000                       BB/NR   Iowa Finance Authority,
                                           5.5%, 11/15/37                                     3,977,475
   2,000,000                       B+/B2   Iowa Tobacco Settlement Authority,
                                           5.6%, 6/1/34                                       1,851,240
                                                                                        ---------------
                                                                                        $     9,208,701
-------------------------------------------------------------------------------------------------------
                                           Kentucky -- 0.3%
   2,000,000                       NR/NR   Kentucky Economic Development
                                           Finance Authority, 7.375%, 5/15/46           $     2,263,540
-------------------------------------------------------------------------------------------------------
                                           Louisiana -- 0.8%
   5,800,000                       NR/NR   Tensas Parish Law Enforcement District,
                                           8.5%, 10/1/26                                $     6,151,016
-------------------------------------------------------------------------------------------------------
                                           Maryland -- 0.5%
   4,115,000                       NR/NR   County of Howard Maryland,
                                           5.25%, 4/1/27                                $     4,159,854
-------------------------------------------------------------------------------------------------------
                                           Massachusetts -- 1.2%
   1,116,746                       NR/NR   Massachusetts Development Finance
                                           Agency, 0.0% 11/15/56 (e)                    $         5,829
     224,523                       NR/NR   Massachusetts Development Finance
                                           Agency, 5.5%, 11/15/46                               143,082
   1,235,770                       NR/NR   Massachusetts Development Finance
                                           Agency, 6.25%, 11/15/26                            1,044,695
   2,224,798                       NR/NR   Massachusetts Development Finance
                                           Agency, 6.25%, 11/15/39                            1,696,698
     751,584                       NR/NR   Massachusetts Development Finance
                                           Agency, 6.25%, 11/15/46                              559,021
   2,000,000                       NR/NR   Massachusetts Development Finance
                                           Agency, 6.75%, 10/15/37                            2,101,940
   2,500,000                       NR/NR   Massachusetts Development Finance
                                           Agency, 7.25%, 6/1/16 (d)                          1,573,600

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 19

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           Massachusetts -- (continued)
     500,000                       NR/NR   Massachusetts Development Finance
                                           Agency, 7.5%, 6/1/29 (d)                     $       261,075
     880,000                       NR/NR   Massachusetts Development Finance
                                           Agency, 7.625%, 10/15/37                             994,022
   2,000,000                       NR/NR   Massachusetts Development Finance
                                           Agency, 7.875%, 6/1/44 (d)                         1,042,780
   3,500,000                       NR/NR   Massachusetts Health & Educational
                                           Facilities Authority, 6.5%, 1/15/38 (d)               17,640
                                                                                        ---------------
                                                                                        $     9,440,382
-------------------------------------------------------------------------------------------------------
                                           Michigan -- 4.5%
     160,000                       NR/NR   Doctor Charles Drew Academy,
                                           5.7%, 11/1/36                                $       116,491
   5,485,000                     BBB-/NR   Flint International Academy,
                                           5.75%, 10/1/37                                     5,610,606
   4,635,000                       NR/NR   Michigan Public Educational Facilities
                                           Authority, 5.875%, 6/1/37                          4,625,498
     320,000                       BB/NR   Michigan Public Educational Facilities
                                           Authority, 7.25%, 4/1/20                             348,838
   2,020,000                       BB/NR   Michigan Public Educational Facilities
                                           Authority, 8.0%, 4/1/40                            2,256,582
   2,750,000                       NR/NR   Michigan State Hospital Finance
                                           Authority, 5.5%, 11/15/35                          2,762,760
   3,175,000                       NR/NR   Michigan Strategic Fund,
                                           7.25%, 1/1/39                                      3,450,431
   4,000,000          6.62         NR/NR   Michigan Strategic Fund, Floating
                                           Rate Note, 11/1/41                                 4,383,720
   7,135,000          6.75          A/A2   Michigan Strategic Fund, Floating
                                           Rate Note, 3/1/40                                  8,070,327
   5,805,000                       B-/NR   Michigan Tobacco Settlement Finance
                                           Authority, 6.0%, 6/1/34                            4,878,928
                                                                                        ---------------
                                                                                        $    36,504,181
-------------------------------------------------------------------------------------------------------
                                           Minnesota -- 1.7%
  10,000,000                       NR/NR   Bloomington Port Authority,
                                           9.0%, 12/1/35                                $    11,885,200
   1,500,000                       NR/NR   City of Brooklyn Park Minnesota,
                                           9.25%, 3/1/39                                      1,745,055
                                                                                        ---------------
                                                                                        $    13,630,255
-------------------------------------------------------------------------------------------------------
                                           Missouri -- 1.2%
   2,000,000                       BB/NR   Community Memorial Hospital District,
                                           6.68%, 12/1/34                               $     1,923,720
   4,500,000                       NR/NR   Kirkwood Industrial Development
                                           Authority, 8.25%, 5/15/45                          5,364,900
   2,125,000                       NR/NR   St Louis County Industrial Development
                                           Authority, 6.125%, 8/15/42                         2,156,854

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           Missouri -- (continued)
     500,000                       NR/Ca   St. Louis Industrial Development
                                           Authority, 7.2%, 12/15/28 (d)                $       149,500
   1,365,000                       NR/Ca   St. Louis Industrial Development
                                           Authority, 7.25%, 12/15/35 (d)                       408,135
                                                                                        ---------------
                                                                                        $    10,003,109
-------------------------------------------------------------------------------------------------------
                                           New Jersey -- 2.0%
   9,000,000                       NR/NR   New Jersey Economic Development
                                           Authority, 10.5%, 6/1/32 (144A)              $     9,939,330
   6,000,000                       NR/NR   New Jersey Economic Development
                                           Authority, 6.625%, 1/1/37                          6,141,060
                                                                                        ---------------
                                                                                        $    16,080,390
-------------------------------------------------------------------------------------------------------
                                           New Mexico -- 0.3%
   2,000,000                       NR/NR   County of Otero New Mexico,
                                           8.25%, 12/1/23                               $     2,010,840
-------------------------------------------------------------------------------------------------------
                                           New York -- 7.3%
   3,650,000                     B-/Caa2   New York City Industrial Development
                                           Agency, 5.125%, 5/15/30                      $     3,528,090
  13,750,000                       BB/B2   New York City Industrial Development
                                           Agency, 5.25%, 12/1/32                            13,513,362
  10,300,000                       BB/NR   Seneca Nation Indians Capital
                                           Improvements Authority, 5.0%,
                                           12/1/23 (144A)                                    10,461,401
   5,930,000                       NR/NR   The Erie County Industrial Development
                                           Agency, 6.0%, 11/15/36                             6,052,751
   8,000,000                       NR/NR   The Erie County Industrial Development
                                           Agency Series B, 9.25%, 10/1/30                    9,216,160
  10,000,000                       NR/NR   The Erie County Industrial Development
                                           Agency Series A, 9.25%, 10/1/30                   11,520,200
   1,795,000                       NR/NR   The Erie County Industrial Development
                                           Agency Series C, 9.25%, 10/1/30                    2,070,281
   4,000,000                      BB+/NR   Westchester Tobacco Asset Securitization
                                           New York, 5.125%, 6/1/45                           3,276,000
                                                                                        ---------------
                                                                                        $    59,638,245
-------------------------------------------------------------------------------------------------------
                                           North Carolina -- 0.9%
   1,665,000                       NR/NR   North Carolina Medical Care
                                           Commission, 7.75%, 3/1/31                    $     1,908,739
   4,725,000                       NR/NR   North Carolina Medical Care
                                           Commission, 7.75%, 3/1/41                          5,363,631
                                                                                        ---------------
                                                                                        $     7,272,370
-------------------------------------------------------------------------------------------------------
                                           Ohio -- 1.9%
   3,560,000                       B-/B3   Buckeye Tobacco Settlement Financing
                                           Authority, 5.75%, 6/1/34                     $     2,857,007
   4,645,000                       B-/B3   Buckeye Tobacco Settlement Financing
                                           Authority, 5.875%, 6/1/30                          3,854,839

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 21

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           Ohio -- (continued)
   4,495,000                       B-/B3   Buckeye Tobacco Settlement Financing
                                           Authority, 5.875%, 6/1/47                    $     3,631,960
   3,000,000                       B-/B3   City of Cleveland Ohio, 5.375%, 9/15/27            2,996,850
   1,970,000                     B-/Caa2   State of Ohio, 5.65%, 3/1/33                       1,862,674
                                                                                        ---------------
                                                                                        $    15,203,330
-------------------------------------------------------------------------------------------------------
                                           Pennsylvania -- 3.0%
   8,800,000                     B-/Caa2   Pennsylvania Economic Development
                                           Financing Authority, 6.0%, 6/1/31            $     8,682,168
   2,005,000                   CCC+/Caa3   Pennsylvania Economic Development
                                           Financing Authority, 7.5%, 5/1/20                  2,262,242
  10,575,000                   CCC+/Caa3   Pennsylvania Economic Development
                                           Financing Authority, 8.0%, 5/1/29                 12,223,854
   1,000,000                      BB+/NR   Philadelphia Authority for Industrial
                                           Development, 6.625%, 12/15/41                      1,086,740
                                                                                        ---------------
                                                                                        $    24,255,004
-------------------------------------------------------------------------------------------------------
                                           Rhode Island -- 1.5%
   2,100,000                       NR/NR   Central Falls Detention Facility Corp.,
                                           7.25%, 7/15/35                               $     1,807,890
   9,100,000                       NR/NR   Rhode Island Health & Educational
                                           Building Corp., 8.375%, 1/1/46                    10,669,477
                                                                                        ---------------
                                                                                        $    12,477,367
-------------------------------------------------------------------------------------------------------
                                           Texas -- 14.9%
  10,125,000          5.40         CC/Ca   Brazos River Authority, Floating Rate
                                           Note, 10/1/29                                $     3,834,844
   1,000,000                       B-/B3   City of Houston Texas Airport System
                                           Revenue, 6.125%, 7/15/27                             999,890
     234,442                       NR/NR   Gulf Coast Industrial Development
                                           Authority, 7.0%, 12/1/36 (d)                           2,204
   9,685,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/31 (e)                                 3,196,437
   7,635,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/32 (e)                                 2,375,478
   1,120,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/33 (e)                                   328,798
     765,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/34 (e)                                   210,643
   1,690,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/35 (e)                                   435,817
     425,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/35 (e)                                   109,068
  10,000,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/38 (e)                                 2,154,000
  10,000,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/39 (e)                                 2,027,800

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           Texas -- (continued)
   1,290,000                    BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/41 (e)                           $       222,280
   1,600,000                       NR/NR   HFDC of Central Texas, Inc.,
                                           7.75%, 11/15/29                                    1,162,064
   6,825,000                       NR/NR   HFDC of Central Texas, Inc.,
                                           7.75%, 11/15/44                                    4,965,256
  24,000,000                       NR/NR   Jefferson County Industrial Development
                                           Corp. Texas, 8.25%, 7/1/32                        22,364,880
   1,580,000                       BB/NR   Kinney County Public Facilities Corp.,
                                           7.0%, 11/1/25                                      1,597,001
   5,000,000                       NR/NR   Red River Health Facilities Development
                                           Corp., 7.25%, 12/15/47                             5,305,100
   2,000,000                       NR/NR   Red River Health Facilities Development
                                           Corp., 8.0%, 11/15/46                              2,284,080
  26,000,000                       NR/NR   Sanger Industrial Development Corp.,
                                           8.0%, 7/1/38                                      25,999,994
   1,980,000                       BB/Ba   Tarrant County Cultural Education
                                           Facilities Finance Corp., 7.5%, 11/15/16           1,983,386
   1,775,000                       BB/NR   Tarrant County Cultural Education
                                           Facilities Finance Corp., 8.0%, 11/15/28           1,999,875
   2,250,000                       NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.0%, 11/15/29                      2,508,998
   5,000,000                       NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.125%, 11/15/39                    5,567,150
   8,350,000                       NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.125%, 11/15/44                    9,479,672
   5,000,000                       NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp. Series A, 8.25%, 11/15/44            5,609,250
   5,000,000                       NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., Retirement Facilities Revenue,
                                           8.25%, 11/15/44                                    5,587,700
   1,000,000                        D/NR   Texas Midwest Public Facility Corp.,
                                           9.0%, 10/1/30 (d)                                    403,020
   8,000,000                       NR/NR   Travis County Health Facilities
                                           Development Corp., 7.125%, 1/1/46                  8,381,200
                                                                                        ---------------
                                                                                        $   121,095,885
-------------------------------------------------------------------------------------------------------
                                           Utah -- 1.7%
     925,000                       BB/NR   City of Spanish Fork City Utah, 5.55%,
                                           11/15/21 (144A)                              $       951,418
   3,150,000                       NR/NR   City of Spanish Fork City Utah, 5.7%,
                                           11/15/36 (144A)                                    3,169,562
   1,510,000                       NR/NR   Utah State Charter School Finance
                                           Authority, 7.25%, 5/15/21                          1,631,570
   1,985,000                       NR/NR   Utah State Charter School Finance
                                           Authority, 8.125%, 5/15/31                         2,211,250
   5,145,000                       NR/NR   Utah State Charter School Finance
                                           Authority, 8.5%, 5/15/41                           5,838,443
                                                                                        ---------------
                                                                                        $    13,802,243
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 23

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                           Virginia -- 0.6%
   6,945,000                       B-/B2   Tobacco Settlement Financing Corp.
                                           Virginia, 5.0%, 6/1/47                       $     4,963,661
-------------------------------------------------------------------------------------------------------
                                           Washington -- 2.6%
   1,750,000                       NR/NR   Washington State Housing Finance
                                           Commission, 5.25%, 1/1/17                    $     1,778,998
   8,500,000                       NR/NR   Washington State Housing Finance
                                           Commission, 5.625%, 1/1/27                         8,569,020
  10,860,000                       NR/NR   Washington State Housing Finance
                                           Commission, 5.625%, 1/1/38                        10,850,335
                                                                                        ---------------
                                                                                        $    21,198,353
-------------------------------------------------------------------------------------------------------
                                           West Virginia -- 1.8%
  12,000,000                       NR/NR   West Virginia Hospital Finance Authority,
                                           9.125%, 10/1/41                              $    14,767,800
-------------------------------------------------------------------------------------------------------
                                           Wisconsin -- 4.0%
  10,325,000                       NR/NR   Public Finance Authority, 8.25%, 6/1/46      $    12,244,106
   8,750,000                       NR/NR   Public Finance Authority, 8.375%, 6/1/20           8,852,550
   2,480,000                       NR/NR   Public Finance Authority, 8.375%, 6/1/37           2,575,629
   7,250,000                       NR/NR   Public Finance Authority, 8.625%, 6/1/47           7,621,345
   2,000,000                       NR/NR   Wisconsin Health & Educational
                                           Facilities Authority, 7.0%, 12/1/31                1,467,860
                                                                                        ---------------
                                                                                        $    32,761,490
-------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $730,864,645)                          $   808,371,175
-------------------------------------------------------------------------------------------------------
                                           MUNICIPAL COLLATERALIZED
                                           DEBT OBLIGATION -- 0.1%
   1,175,000          0.00         NR/NR   Non-Profit Preferred Funding Trust I,
                                           Floating Rate Note, 9/15/37 (144A)           $       744,574
-------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL COLLATERALIZED
                                           DEBT OBLIGATION
                                           (Cost $1,172,365)                            $       744,574
-------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN
                                           SECURITIES -- 99.3%
                                           (Cost $732,037,010) (a)                      $   809,115,749
-------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 0.7%           $     6,034,552
-------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                   $   815,150,301
=======================================================================================================

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2012, the value of these securities amounted to $27,681,118 or 3.4% of total net assets.

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

(a) At August 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $731,973,000 was as follows:

         Aggregate gross unrealized gain for all investments in which there
            is an excess of value over tax cost                                $ 93,586,307
         Aggregate gross unrealized loss for all investments in which there
            is an excess of tax cost over value                                 (16,443,558)
                                                                               ------------
          Net unrealized gain                                                  $ 77,142,749
                                                                               ============

(b) The concentration of investments by type of obligation/market sector is as follows:

          Revenue Bonds:
          Health                                                           43.0%
          Transportation                                                   13.4
          Various Revenues                                                 12.8
          Special Revenues                                                 10.9
          Pollution Control Revenue                                        10.2
          Education                                                         6.9
          Insured                                                           1.6
          Housing                                                           1.1
          General Obligation                                                0.1
--------------------------------------------------------------------------------
                                                                          100.0%
================================================================================

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(d)    Security is in default and is non-income producing.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2012 aggregated $411,105,922 and $416,208,077, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2012, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------
                                             Level 1   Level 2        Level 3  Total
-------------------------------------------------------------------------------------------
Municipal Bonds                              $--       $808,371,175   $--      $808,371,175
Municipal Collateralized Debt Obligation      --            744,574    --           744,574
-------------------------------------------------------------------------------------------
Total                                        $--       $809,115,749   $--      $809,115,749
===========================================================================================

During the year ended August 31, 2012, there were no transfers between levels.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 25

Statement of Assets and Liabilities | 8/31/12

ASSETS:
  Investment in securities, at value (cost $732,037,010)           $809,115,749
  Cash                                                               10,502,746
  Receivables --
     Investment securities sold                                      11,360,144
     Fund shares sold                                                 3,967,922
     Interest                                                        14,193,728
  Other                                                                  38,209
--------------------------------------------------------------------------------
        Total assets                                               $849,178,498
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                              $ 29,516,120
      Fund shares repurchased                                         3,437,728
      Dividends                                                         859,121
   Due to affiliates                                                    109,101
   Accrued expenses                                                     106,127
--------------------------------------------------------------------------------
         Total liabilities                                         $ 34,028,197
================================================================================
NET ASSETS:
  Paid-in capital                                                  $805,500,539
  Undistributed net investment income                                 2,968,496
  Accumulated net realized loss on investments                      (70,397,473)
  Net unrealized gain on investments                                 77,078,739
--------------------------------------------------------------------------------
        Total net assets                                           $815,150,301
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $373,038,666/47,009,021 shares)               $       7.94
   Class C (based on $265,447,867/33,439,957 shares)               $       7.94
   Class Y (based on $176,663,768/22,529,763 shares)               $       7.84
MAXIMUM OFFERING PRICE:
   Class A ($7.94 (divided by) 95.5%)                              $       8.31
================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Statement of Operations

For the Year Ended 8/31/12

INVESTMENT INCOME:
   Interest                                                   $  55,078,152
----------------------------------------------------------------------------------------------
         Total investment income                                                $  55,078,152
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $   3,792,750
  Transfer agent fees
     Class A                                                         83,231
     Class C                                                         40,206
     Class Y                                                          7,107
  Distribution fees
     Class A                                                        903,983
     Class C                                                      2,456,842
  Shareholder communications expense                                424,490
  Administrative reimbursement                                      222,961
  Custodian fees                                                     16,886
  Registration fees                                                  95,106
  Professional fees                                                  95,297
  Printing expense                                                   47,061
  Interest expense                                                   13,372
  Fees and expenses of nonaffiliated Trustees                        29,270
  Miscellaneous                                                      93,933
----------------------------------------------------------------------------------------------
         Total expenses                                                         $   8,322,495
----------------------------------------------------------------------------------------------
            Net investment income                                               $  46,755,657
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                              $ (48,600,216)
----------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                  $  74,917,059
----------------------------------------------------------------------------------------------
  Net gain on investments                                                       $  26,316,843
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $  73,072,500
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 27

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended         Year Ended
                                                                 8/31/12            8/31/11
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $  46,755,657      $  46,670,665
Net realized loss on investments                                   (48,600,216)       (11,110,342)
Change in net unrealized gain (loss) on investments                 74,917,059        (19,956,783)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $  73,072,500      $  15,603,540
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.45 and $0.52 per share, respectively)          $ (21,800,656)     $ (23,970,994)
      Class C ($0.40 and $0.46 per share, respectively)            (12,938,091)       (13,170,041)
      Class Y ($0.46 and $0.53 per share, respectively)            (10,347,762)        (8,328,485)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $ (45,086,509)     $ (45,469,520)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $ 357,337,828      $ 641,124,820
Reinvestment of distributions                                       32,534,258         33,713,271
Cost of shares repurchased                                        (424,526,655)      (396,302,944)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                 $ (34,654,569)     $ 278,535,147
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $  (6,668,578)     $ 248,669,167
NET ASSETS:
Beginning of year                                                  821,818,879        573,149,712
--------------------------------------------------------------------------------------------------
End of year                                                      $ 815,150,301      $ 821,818,879
--------------------------------------------------------------------------------------------------
Undistributed net investment income                              $   2,968,496      $   1,632,475
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

------------------------------------------------------------------------------------------------
                                  '12 Shares     '12 Amount        '11 Shares     '11 Amount
------------------------------------------------------------------------------------------------
CLASS A
Shares sold                        24,812,011    $ 186,195,866      44,404,439    $ 335,670,830
Reinvestment of distributions       2,268,621       16,933,920       2,533,975       19,113,357
Less shares repurchased           (30,082,711)    (221,684,126)    (35,985,432)    (271,793,681)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (3,002,079)   $ (18,554,340)     10,952,982    $  82,990,506
================================================================================================
CLASS C
Shares sold                        10,210,281    $  76,722,170      16,070,267    $ 122,778,656
Reinvestment of distributions       1,182,530        8,840,084       1,243,136        9,376,715
Less shares repurchased           (10,256,515)     (75,810,384)     (8,133,819)     (60,947,257)
------------------------------------------------------------------------------------------------
      Net increase                  1,136,296    $   9,751,870       9,179,584    $  71,208,114
================================================================================================
CLASS Y
Shares sold                        12,738,784    $  94,419,792      24,449,133    $ 182,675,334
Reinvestment of distributions         914,996        6,760,254         700,304        5,223,199
Less shares repurchased           (17,562,747)    (127,032,145)     (8,578,076)     (63,562,006)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (3,908,967)   $ (25,852,099)     16,571,361    $ 124,336,527
================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 29

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                    Year        Year        Year       Year       Year
                                                                    Ended       Ended       Ended      Ended      Ended
                                                                    8/31/12     8/31/11     8/31/10    8/31/09    8/31/08
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $   7.58    $   7.97    $   6.84   $  8.70    $  9.72
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.47    $   0.53    $   0.55   $  0.56    $  0.54
   Net realized and unrealized gain (loss) on investments               0.34       (0.40)       1.12     (1.86)     (1.01)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $   0.81    $   0.13    $   1.67   $ (1.30)   $ (0.47)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.45)      (0.52)      (0.55)    (0.56)     (0.55)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.36    $  (0.39)   $   1.12   $ (1.86)   $ (1.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.94    $   7.58    $   7.97   $  6.84    $  8.70
===========================================================================================================================
Total return*                                                          11.24%       1.83%      25.15%   (14.41)%    (4.95)%
Ratio of net expenses to average net assets+                            0.89%       0.88%       0.90%     0.90%      0.90%
Ratio of net investment income to average net assets+                   6.25%       6.98%       7.08%     8.32%      5.92%
Portfolio turnover rate                                                   54%         65%         15%       50%        59%
Net assets, end of period (in thousands)                            $373,039    $378,883    $311,324   $38,312    $38,717
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.89%       0.88%       0.95%     1.28%      1.21%
   Net investment income                                                6.25%       6.98%       7.03%     7.95%      5.61%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                         0.89%       0.88%       0.90%     0.90%      0.90%
   Net investment income                                                6.25%       6.98%       7.08%     8.32%      5.92%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

---------------------------------------------------------------------------------------------------------------------------
                                                                    Year        Year        Year       Year       Year
                                                                    Ended       Ended       Ended      Ended      Ended
                                                                    8/31/12     8/31/11     8/31/10    8/31/09    8/31/08
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $   7.58    $   7.96    $   6.83   $  8.68    $  9.71
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.41    $   0.47    $   0.49   $  0.50    $  0.46
   Net realized and unrealized gain (loss) on investments               0.35       (0.39)       1.12     (1.85)     (1.03)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $   0.76    $   0.08    $   1.61   $ (1.35)   $ (0.57)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.40)      (0.46)      (0.48)    (0.50)     (0.46)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.36    $  (0.38)   $   1.13   $ (1.85)   $ (1.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.94    $   7.58    $   7.96   $  6.83    $  8.68
===========================================================================================================================
Total return*                                                          10.42%       1.19%      24.11%   (15.17)%    (5.94)%
Ratio of net expenses to average net assets+                            1.63%       1.63%       1.69%     1.80%      1.80%
Ratio of net investment income to average net assets+                   5.50%       6.24%       6.31%     7.44%      5.11%
Portfolio turnover rate                                                   54%         65%         15%       50%        59%
Net assets, end of period (in thousands)                            $265,448    $244,848    $184,068   $22,319    $20,915
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.63%       1.63%       1.69%     1.98%      1.95%
   Net investment income                                                5.50%       6.24%       6.31%     7.26%      4.96%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                         1.63%       1.63%       1.69%     1.80%      1.80%
   Net investment income                                                5.50%       6.24%       6.31%     7.44%      5.11%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 31

---------------------------------------------------------------------------------------------------------------------------
                                                                    Year        Year        Year       Year       Year
                                                                    Ended       Ended       Ended      Ended      Ended
                                                                    8/31/12     8/31/11     8/31/10    8/31/09    8/31/08
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $   7.49    $   7.88    $  6.80    $  8.63    $  9.69
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.48    $   0.53    $  0.57    $  0.55    $  0.53
   Net realized and unrealized gain (loss) on investments               0.33       (0.39)      1.08      (1.83)     (1.05)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $   0.81    $   0.14    $  1.65    $ (1.28)   $ (0.52)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.46)      (0.53)     (0.56)     (0.55)     (0.54)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.35    $  (0.39)   $  1.09    $ (1.83)   $ (1.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.84    $   7.49    $  7.88    $  6.80    $  8.63
===========================================================================================================================
Total return*                                                          11.43%       2.02%     24.73%    (14.30)%    (5.45)%
Ratio of net expenses to average net assets+                            0.67%       0.67%      0.67%      0.99%      1.00%
Ratio of net investment income to average net assets+                   6.46%       7.21%      7.32%      8.23%      5.80%
Portfolio turnover rate                                                   54%         65%        15%        50%        59%
Net assets, end of period (in thousands)                            $176,664    $198,089    $77,757    $ 2,317    $ 1,142
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.67%       0.67%      0.67%      1.04%      1.00%
   Net investment income                                                6.46%       7.21%      7.32%      8.18%      5.80%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                         0.67%       0.67%      0.67%      0.99%      0.99%
   Net investment income                                                6.46%       7.21%      7.32%      8.23%      5.81%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Notes to Financial Statements | 8/31/12

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 33

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

    At August 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, exempt interest income, and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

At August 31, 2012, the Fund reclassified $333,127 to decrease net investment income and $333,127 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

At August 31, 2012, the Fund was permitted to carry forward indefinitely $27,441,641 of short-term losses and $34,306,684 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2012, the Fund had a net capital loss carryforward of $8,649,148 of which the following amounts will expire in 2017 and 2018 if not utilized: $2,640,380 in 2017 and $6,008,768 in 2018. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                            2012            2011
--------------------------------------------------------------------------------
Distributions paid from:
Tax-exempt income                                    $42,419,842     $44,826,596
Ordinary income                                        2,666,667         642,924
--------------------------------------------------------------------------------
     Total                                           $45,086,509     $45,469,520
================================================================================

The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed tax-exempt income                                    $  3,763,607
Capital loss carryforward                                           (70,397,473)
Dividend payable                                                       (859,121)
Net unrealized gain                                                  77,142,749
--------------------------------------------------------------------------------
     Total                                                         $  9,649,762
================================================================================

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 35

    The difference between book-basis and tax-basis net unrealized gain is attributable to adjustments related to interest on defaulted bonds, the tax treatment of premium and amortization and tax-basis adjustments on partnerships.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $202,138 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion. For the year ended August 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,794 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  153,217
Class C                                                                  116,842
Class Y                                                                  154,431
--------------------------------------------------------------------------------
  Total                                                               $  424,490
================================================================================

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 37

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $47,771 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,536 in distribution fees payable to PFD at August 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2012, CDSCs in the amount of $156,076 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended August 31, 2012, the Fund's average daily amount of borrowings outstanding during the period was $13,531,250. The related weighted average annualized interest rate for the period was 1.58%, and the total interest expense on such borrowings was $13,372 which is included in interest expense, located on the statement of operations. As of August 31, 2012, there were no borrowings outstanding.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the
Shareowners of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Income Municipal Fund, one of the portfolios constituting Pioneer Series Trust V (the "Trust") as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 24, 2012

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that is exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 100%.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

42 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held with the Fund   Length of Service       Principal Occupation                     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)          Trustee since 2006.     Chairman and Chief Executive Officer,    Director, Broadridge
Chairman of the Board         Serves until a          Quadriserv, Inc. (technology products    Financial Solutions, Inc.
and Trustee                   successor               for securities lending industry) (2008   (investor communications and
                              trustee is elected or   - present); private investor (2004 -     securities processing
                              earlier                 2008); and Senior Executive Vice         provider for financial
                              retirement or           President, The Bank of New York          services industry) (2009 -
                              removal.                (financial and securities services)      present); Director,
                                                      (1986 - 2004)                            Quadriserv, Inc. (2005 -
                                                                                               present); and Commissioner,
                                                                                               New Jersey State Civil
                                                                                               Service Commission (2011 -
                                                                                               present)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)            Trustee since 2006.     Managing Partner, Federal City Capital   Director of Enterprise
Trustee                       Serves until a          Advisors (corporate advisory services    Community Investment, Inc.
                              successor               company) (1997 - 2004 and 2008 -         (privately-held affordable
                              trustee is elected or   present); Interim Chief Executive        housing finance company) (1985
                              earlier                 Officer, Oxford Analytica, Inc.          - 2010); Director of Oxford
                              retirement or           (privately held research and             Analytica, Inc. (2008 -
                              removal.                consulting company) (2010); Executive    present); Director of The
                                                      Vice President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                      Officer, I-trax, Inc. (publicly traded   (closed-end fund) (2010 -
                                                      health care services company) (2004 -    present); and Director of New
                                                      2007); and Executive Vice President      York Mortgage Trust (publicly
                                                      and Chief Financial Officer, Pedestal    traded mortgage REIT) (2004 -
                                                      Inc. (internet-based mortgage trading    2009, 2012 - present)
                                                      company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 43

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held with the Fund   Length of Service       Principal Occupation                     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (64)             Trustee since 2006.     Chairman, Bush International, LLC        Director of Marriott
Trustee                       Serves until a          (international financial advisory firm)  International, Inc. (2008 -
                              successor               (1991 - present); Senior Managing        present); Director of
                              trustee is elected or   Director, Brock Capital Group, LLC       Discover Financial Services
                              earlier                 (strategic business advisors) (2010 -    (credit card issuer and
                              retirement or           present); Managing Director, Federal     electronic payment services)
                              removal.                Housing Finance Board (oversight of      (2007 - present); Former
                                                      Federal Home Loan Bank system) (1989 -   Director of Briggs & Stratton
                                                      1991); Vice President and Head of        Co. (engine manufacturer)
                                                      International Finance, Federal           (2004 - 2009); Former
                                                      National Mortgage Association (1988 -    Director of UAL Corporation
                                                      1989); U.S. Alternate Executive          (airline holding company)
                                                      Director, International Monetary Fund    (2006 - 2010); Director of
                                                      (1984 - 1988); Executive Assistant to    ManTech International
                                                      Deputy Secretary of the U.S. Treasury,   Corporation (national secu-
                                                      U.S. Treasury Department (1982 -         rity, defense, and
                                                      1984); and Vice President and Team       intelligence technology firm)
                                                      Leader in Corporate Banking, Bankers     (2006 - present); Member,
                                                      Trust Co. (1976 - 1982)                  Board of Governors,
                                                                                               Investment Company Institute
                                                                                               (2007 - present); Member,
                                                                                               Board of Governors,
                                                                                               Independent Directors Council
                                                                                               (2007 - present); Former
                                                                                               Director of Brady Corporation
                                                                                               (2000 - 2007); Former
                                                                                               Director of Mortgage Guaranty
                                                                                               Insurance Corporation (1991 -
                                                                                               2006); Former Director of
                                                                                               Millennium Chemicals, Inc.
                                                                                               (commodity chemicals) (2002 -
                                                                                               2005); Former Director, R.J.
                                                                                               Reynolds Tobacco Holdings,
                                                                                               Inc. (tobacco) (1999-2005);
                                                                                               and Former Director of
                                                                                               Texaco, Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------

44 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held with the Fund   Length of Service       Principal Occupation                     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee since 2008.     William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                       Serves until a          Political Economy, Harvard University    Funds Investment Trust and
                              successor               (1972 - present)                         Mellon Institutional Funds
                              trustee is elected or                                            Master Portfolio (oversaw 17
                              earlier                                                          portfolios in fund complex)
                              retirement or                                                    (1989-2008)
                              removal.
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 2006.     Founding Director, Vice President and    None
Trustee                       Serves until a          Corporate Secretary, The Winthrop
                              successor               Group, Inc. (consulting firm)
                              trustee is elected or   (1982-present); Desautels Faculty of
                              earlier                 Management, McGill University (1999 -
                              retirement or           present); and Manager of Research
                              removal.                Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 2006.     President and Chief Executive Officer,   Director of New America High
Trustee                       Serves until a          Newbury, Piret & Company, Inc.           Income Fund, Inc. (closed-end
                              successor               (investment banking firm) (1981 -        investment company) (2004 -
                              trustee is elected or   present)                                 present); and member, Board
                              earlier                                                          of Governors, Investment
                              retirement or                                                    Company Institute (2000 -
                              removal.                                                         2006)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)          Trustee since 2006.     Senior Counsel, Sullivan & Cromwell      Director, The Swiss Helvetia
Trustee                       Serves until a          LLP (law firm) (1998 - present); and     Fund, Inc. (closed-end
                              successor               Partner, Sullivan & Cromwell LLP         investment company); and
                              trustee is elected or   (prior to 1998)                          Director, Invesco, Ltd.
                              earlier                                                          (formerly AMVESCAP, PLC)
                              retirement or                                                    (investment manager)
                              removal.                                                         (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 45

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position held with the Fund   Length of Service       Principal Occupation                     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 2006.     Non-Executive Chairman and a director    None
Trustee, President and Chief  Serves until a          of Pioneer Investment Management USA
Executive Officer of          successor               Inc. ("PIM-USA"); Chairman and a
the Funds                     trustee is elected or   director of Pioneer; Chairman and
                              earlier                 Director of Pioneer Institutional
                              retirement or           Asset Management, Inc. (since 2006);
                              removal.                Director of Pioneer Alternative
                                                      Investment Management Limited (Dublin)
                                                      (until October 2011); President and a
                                                      director of Pioneer Alternative
                                                      Investment Management (Bermuda)
                                                      Limited and affiliated funds; Deputy
                                                      Chairman and a director of Pioneer
                                                      Global Asset Management S.p.A.
                                                      ("PGAM") (until April 2010); Director
                                                      of Nano-C, Inc. (since 2003); Director
                                                      of Cole Management Inc. (2004 - 2011);
                                                      Director of Fiduciary Counseling, Inc.
                                                      (until December 2011); President of
                                                      all of the Pioneer Funds; and Retired
                                                      Partner, Wilmer Cutler Pickering Hale
                                                      and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee since 2007.     Director, CEO and President of PIM-USA   None
Trustee and Executive         Serves until a          (since February 2007); Director and
Vice President                successor               President of Pioneer and Pioneer
                              trustee is elected or   Institutional Asset Management, Inc.
                              earlier                 (since February 2007); Executive Vice
                              retirement or           President of all of the Pioneer Funds
                              removal.                (since March 2007); Director of PGAM
                                                      (2007 - 2010); Head of New Europe
                                                      Division, PGAM (2000 - 2005); Head of
                                                      New Markets Division, PGAM (2005 -
                                                      2007)
-----------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

46 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position held with the Fund   Length of Service       Principal Occupation                     Held by Officer
-----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)    Since 2010. Serves at   Vice President and Associate General     None
Secretary                     the discretion of the   Counsel of Pioneer since January 2008
                              Board.                  and Secretary of all of the Pioneer
                                                      Funds since June 2010; Assistant
                                                      Secretary of all of the Pioneer Funds
                                                      from September 2003 to May 2010; and
                                                      Vice President and Senior Counsel of
                                                      Pioneer from July 2002 to December
                                                      2007
-----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)        Since 2010. Serves at   Fund Governance Director of Pioneer      None
Assistant Secretary           the discretion of the   since December 2006 and Assistant
                              Board.                  Secretary of all the Pioneer Funds
                                                      since June 2010; Manager - Fund
                                                      Governance of Pioneer from December
                                                      2003 to November 2006; and Senior
                                                      Paralegal of Pioneer from January 2000
                                                      to November 2003
-----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)             Since 2010. Serves at   Counsel of Pioneer since June 2007 and   None
Assistant Secretary           the discretion of the   Assistant Secretary of all the Pioneer
                              Board.                  Funds since June 2010; and Vice
                                                      President and Counsel at State Street
                                                      Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)          Since 2008. Serves at   Vice President - Fund Treasury of        None
Treasurer and Chief           the discretion of the   Pioneer; Treasurer of all of the
Financial and Accounting      Board.                  Pioneer Funds since March 2008; Deputy
Officer of the Funds                                  Treasurer of Pioneer from March 2004
                                                      to February 2008; and Assistant
                                                      Treasurer of all of the Pioneer Funds
                                                      from March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2006. Serves at   Assistant Vice President - Fund          None
Assistant Treasurer           the discretion of the   Treasury of Pioneer; and Assistant
                              Board.                  Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2006. Serves at   Fund Accounting Manager - Fund           None
Assistant Treasurer           the discretion of the   Treasury of Pioneer; and Assistant
                              Board.                  Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 47

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position held with the Fund   Length of Service       Principal Occupation                     Held by Officer
-----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)         Since 2009. Serves at   Fund Administration Manager - Fund       None
Assistant Treasurer           the discretion of the   Treasury of Pioneer since November
                              Board.                  2008; Assistant Treasurer of all of
                                                      the Pioneer Funds since January 2009;
                                                      and Client Service Manager -
                                                      Institutional Investor Services at
                                                      State Street Bank from March 2003 to
                                                      March 2007
-----------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)          Since 2010. Serves at   Chief Compliance Officer of Pioneer and  None
Chief Compliance Officer      the discretion of the   of all the Pioneer Funds since March
                              Board.                  2010; Director of Adviser and
                                                      Portfolio Compliance at Pioneer since
                                                      October 2005; and Senior Compliance
                                                      Officer for Columbia Management
                                                      Advisers, Inc. from October 2003 to
                                                      October 2005
-----------------------------------------------------------------------------------------------------------------------------

48 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 49

                           This page for your notes.

50 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/12 51

                          This page for your notes.

52 Pioneer High Income Municipal Fund | Annual Report | 8/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 21203-05-1012

                       Pioneer Disciplined
                       Value Fund

--------------------------------------------------------------------------------
                       Annual Report | August 31, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A          SERSX
                       Class C          PRVCX
                       Class Y          PRUYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         19

Notes to Financial Statements                                                26

Report of Independent Registered Public Accounting Firm                      33

Trustees, Officers and Service Providers                                     35

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/12 3

Portfolio Management Discussion | 8/31/12

In the following interview, John Peckham, CFA, Co-Head of Equity Research, U.S., at Pioneer, discusses the market environment for value stocks during the 12 months ended August 31, 2012, and the performance of Pioneer Disciplined Value Fund in that environment. Mr. Peckham, along with Paul Cloonan, Co-Head of Equity Research, U.S., at Pioneer; Ashesh (Ace) Savla, senior quantitative research analyst at Pioneer; and Brian Popiel, fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for value stocks during the 12-month period ended August 31, 2012?

A The U.S. stock market environment was exciting, nerve-wracking, and profitable during the 12 months ended August 31, 2012. Looking back over the year, the market suffered through three significant pullbacks (October 2011, November 2011, and May 2012), and enjoyed two meaningful rallies (December 2011 through March 2012, and June through August 2012). Fortunately, positive performance during the longer-term rallies more than offset the negative performance of the shorter-term declines, and the broad U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 17.98% for the full 12-month period ended August 31, 2012.

      In a change from recent history, large-cap value stocks generated returns that were in-line with large-cap growth stocks and the broader market (as measured by the S&P 500). The Russell 1000 Value Index, the Fund's benchmark, returned 17.30% for the 12-month period, while the Russell 1000 Growth Index returned 17.37%. The higher dividend yields* of value stocks compared with growth stocks were an important reason why value kept pace with growth on a total return basis during the full reporting period.

      The top-performing sectors in large-cap value over the past year were consumer discretionary and telecom services, while the two worst-performing sectors were materials and energy. The stabilization in the housing market, continued improving business fundamentals in media, and the somewhat surprising resilience of the retail industry drove performance in the consumer discretionary sector. In telecom services, performance was largely driven by the chase for yield, but we would note that fundamentals improved at the margin for the phone companies. In contrast, the commodity sectors (energy and materials) lagged due to market concerns about slowing global economic growth.

*     Dividends are not guaranteed.

4 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Q How did the Fund perform in that environment during the 12 months ended August 31, 2012?

A Pioneer Disciplined Value Fund's Class A shares returned 14.81% at net asset value during the 12 months ended August 31, 2012, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 17.30%. During the same period, the average return of the 459 mutual funds in Lipper's Large-Cap Value Funds category was 14.61%.

Q What were the main drivers of the Fund's benchmark-relative underperformance during the 12 months ended August 31, 2012?

A From a sector allocation perspective, being underweight to the outperforming telecom services sector was a drag on the Fund's performance relative to the Russell Index during the 12-month period, as was a modest Fund overweight to information technology. For the most part, however, stock selection was the main reason for the Fund's benchmark-relative underperformance during the period, particularly selection results in materials and information technology.

      While stock picks in financials actually performed well overall, the Fund's worst-performing stocks during the period included two banks, Citigroup and JPMorgan Chase. In addition, media company Viacom, oil & gas explorer Apache, and tech giant Hewlett-Packard (HP) were among the worst-performing stock picks for the Fund during the 12-month period.

      In the case of Citigroup, we bought the stock shortly before regulators denied the company's request to increase its dividend and buy back stock. The Fund's investment in JPMorgan Chase was a significant disappointment over the 12-month period. The company's large trading loss shook our confidence in management, and we elected to sell the Fund's entire position.

      Viacom's stock weakened after the company's cable TV ratings began to deteriorate.

      In the cases of Apache and HP, the stocks were statistically cheap, and we believed the companies' management teams had credible plans to improve valuations within a reasonable time period. Unfortunately, the management teams failed to make adequate progress, and we decided to sell them. We would note that the low natural gas prices that prevailed during the 12-month period certainly affected Apache, and continuing problems in the printer and PC markets hurt HP's performance.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/12 5

Q What sector allocations or individual investments aided the Fund's performance during the 12 months ended August 31, 2012?

A On a sector basis, the Fund generated its strongest benchmark-relative performance during the 12-month period from both an overweight to and strong stock picks within consumer discretionary. Solid stock picks also drove above-benchmark Fund returns in health care. Overall stock selection results in financials likewise benefited the Fund's relative performance.

      The Fund's top five stock picks during the 12-month period were biotech company Amgen, cable TV operator Comcast, credit card firm Discover, department store retailer Macy's, and super regional bank Wells Fargo.

      Amgen was a new addition to the Fund this year and returned more than 54% after the company initiated a dividend and improved its drug pipeline. Comcast returned more than 59%, as the cable business continued its strong performance and the company began to reap the benefits from its NBC Universal acquisition.

      Discover continued its march higher, returning more than 55% as credit performance continued to improve and the company grew market and wallet share. In addition, Discover expanded its mobile payments platform through a partnership with PayPal. Wells Fargo was another standout among the Fund's financials holdings, posting a 33% gain during the period. The company benefited from the general recovery among bank stocks and its exposure to a U.S. housing market that appears to have stabilized.

      Macy's returned more than 58%, as the company's increased focus on local market merchandising produced impressive gains in same-store sales.

Q Could you discuss some of the changes to the Fund that took place during the 12 months ended August 31, 2012?

A We bolstered the Fund's portfolio management team this year, adding John Peckham, CFA, and Brian Popiel. Mr. Peckham is Co-Head of Equity Research, U.S., and a portfolio manager on Pioneer's Value Fund and Fundamental Value Fund portfolios. Mr. Popiel is a senior fundamental research analyst and covers the financials sector for Pioneer. Mr. Peckham and Mr. Popiel join Mr. Savla, who has been a manager on the Fund since its launch and is a member of Pioneer's quantitative research analysis and portfolio management teams; and Paul Cloonan, Co-Head of Equity Research, U.S., and portfolio manager at Pioneer, and a member of the Fund's management team since 2010.

6 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

      The Fund's investment strategy remains the same. We focus on identifying the top value ideas generated by Pioneer's seasoned fundamental research team and use quantitative research and analysis to inform the stock selection and portfolio construction process. We emphasize bottom-up stock picking rather than top-down sector calls to drive the Fund's performance.

Q     What is your outlook?

A We remain optimistic about the prospects for large-cap value stocks. We believe that valuations remain reasonable, that dividend yields are attractive, and that investor sentiment remains far from euphoric. We continue to have little difficulty finding what we believe to be good businesses selling at attractive prices. We note that value stocks have materially underperformed growth stocks since the 2008 financial crisis, and so we think there may be scope for value to catch up to growth in the coming years.

      While the macroeconomic backdrop remains uncertain, we believe the U.S. economy will continue to grow at a moderate pace and that Europe will not fall into an abyss. We also believe that the emerging markets will avoid a hard economic landing. Recent central bank actions around the globe have removed a degree of tail risk, and we are hopeful that the world's political leaders will achieve the fiscal reforms necessary to support global growth.

      We thank you for your continued investment in the Fund.

Please refer to the Schedule of Investments on pages 15-18 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/12 7

Portfolio Summary | 8/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                         92.2%
International Common Stocks                                 6.2%
Depositary Receipts for International Stocks                1.6%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                         24.2%
Health Care                                                        14.7%
Energy                                                             14.7%
Consumer Discretionary                                             11.0%
Industrials                                                         9.2%
Information Technology                                              8.3%
Consumer Staples                                                    7.0%
Telecommunication Services                                          4.3%
Materials                                                           3.8%
Utilities                                                           2.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

1.       Chevron Corp.                                                     4.63%
--------------------------------------------------------------------------------
2.       Pfizer, Inc.                                                      4.30
--------------------------------------------------------------------------------
3.       Wells Fargo & Co.                                                 3.96
--------------------------------------------------------------------------------
4.       Exxon Mobil Corp.                                                 3.49
--------------------------------------------------------------------------------
5.       Citigroup, Inc.                                                   3.39
--------------------------------------------------------------------------------
6.       Discover Financial Services, Inc.                                 3.35
--------------------------------------------------------------------------------
7.       Microsoft Corp.                                                   3.11
--------------------------------------------------------------------------------
8.       AT&T, Inc.                                                        3.10
--------------------------------------------------------------------------------
9.       Merck & Co, Inc.                                                  2.81
--------------------------------------------------------------------------------
10.      Johnson & Johnson Co.                                             2.78
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Prices and Distributions | 8/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                        8/31/12                        8/31/11
--------------------------------------------------------------------------------
          A                           $8.69                          $8.16
--------------------------------------------------------------------------------
          C                           $8.68                          $8.16
--------------------------------------------------------------------------------
          Y                           $8.83                          $8.28
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-8/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment            Short-Term           Long-Term
        Class            Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A              $0.0872               $0.1925             $0.2982
--------------------------------------------------------------------------------
          C              $0.0127               $0.1925             $0.2982
--------------------------------------------------------------------------------
          Y              $0.1133               $0.1925             $0.2982
--------------------------------------------------------------------------------

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/12 9

Performance Update | 8/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                      Net Asset             Public Offering
Period                                Value (NAV)           Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                              3.29%                    2.38%
5 Years                                -0.01                    -1.18
1 Year                                 14.81                     8.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                      Gross                 Net
--------------------------------------------------------------------------------
                                        1.70%                   1.27%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Disciplined     Russell 1000
                               Value Fund              Value Index
12/31/2005                     $    9,425              $   10,000
8/31/2006                      $   10,181              $   11,098
8/31/2007                      $   11,835              $   12,524
8/31/2008                      $   10,257              $   10,688
8/31/2009                      $    8,888              $    8,522
8/31/2010                      $    9,064              $    8,945
8/31/2011                      $   10,306              $   10,230
8/31/2012                      $   11,832              $   11,999

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Performance Update | 8/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                      If                    If
Period                                Held                  Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/16/08)                               3.30%                 3.30%
1 Year                                 13.62                 13.62
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                      Gross                 Net
--------------------------------------------------------------------------------
                                        2.43%                 2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Disciplined      Russell 1000
                               Value Fund               Value Index
7/31/2008                      $   10,000               $   10,000
8/31/2008                      $   10,148               $   10,170
8/31/2009                      $    8,717               $    8,109
8/31/2010                      $    8,810               $    8,511
8/31/2011                      $    9,925               $    9,734
8/31/2012                      $   11,276               $   11,418

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 11

Performance Update | 8/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                      If                    If
Period                                Held                  Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                              3.49%                 3.49%
5 Years                                 0.26                  0.26
1 Year                                 15.20                 15.20
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                      Gross                 Net
--------------------------------------------------------------------------------
                                        1.04%                 0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer Disciplined     Russell 1000
                               Value Fund              Value Index
12/31/2005                     $  5,000,000            $  5,000,000
8/31/2006                      $  5,398,990            $  5,548,797
8/31/2007                      $  6,276,091            $  6,262,058
8/31/2008                      $  5,450,402            $  5,343,904
8/31/2009                      $  4,729,740            $  4,260,867
8/31/2010                      $  4,836,623            $  4,472,278
8/31/2011                      $  5,519,068            $  5,114,855
8/31/2012                      $  6,357,936            $  5,999,685

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                             A               C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00       $1,000.00        $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account                      $1,024.81       $1,020.02        $1,026.74
Value (after expenses)
on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                           $6.36          $10.92            $4.59
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                             A               C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00       $1,000.00        $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account                      $1,018.85       $1,014.33        $1,020.61
Value (after expenses)
on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                           $6.34          $10.89            $4.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Schedule of Investments | 8/31/12

----------------------------------------------------------------------------------------------------------------
Shares                                                                                           Value
----------------------------------------------------------------------------------------------------------------
                COMMON STOCKS -- 99.7%
                ENERGY -- 14.7%
                Oil & Gas Drilling -- 1.8%
      14,072    Ensco Plc                                                                        $       807,311
----------------------------------------------------------------------------------------------------------------
                Integrated Oil & Gas -- 10.6%
      18,236    Chevron Corp.                                                                    $     2,045,351
      17,670    Exxon Mobil Corp.                                                                      1,542,591
      13,157    Occidental Petroleum Corp.                                                             1,118,477
                                                                                                 ---------------
                                                                                                 $     4,706,419
----------------------------------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 2.3%
      35,777    Marathon Oil Corp.                                                               $       995,316
                                                                                                 ---------------
                Total Energy                                                                     $     6,509,046
----------------------------------------------------------------------------------------------------------------
                MATERIALS -- 3.8%
                Fertilizers & Agricultural Chemicals -- 2.3%
      17,710    The Mosaic Co.                                                                   $     1,025,586
----------------------------------------------------------------------------------------------------------------
                Diversified Metals & Mining -- 1.5%
      18,700    Freeport-McMoRan Copper & Gold, Inc.                                             $       675,257
                                                                                                 ---------------
                Total Materials                                                                  $     1,700,843
----------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS -- 7.2%
                Aerospace & Defense -- 2.3%
      13,018    United Technologies Corp.                                                        $     1,039,487
----------------------------------------------------------------------------------------------------------------
                Industrial Conglomerates -- 2.8%
       6,025    3M Co.                                                                           $       557,915
      32,100    General Electric Co.                                                                     664,791
                                                                                                 ---------------
                                                                                                 $     1,222,706
----------------------------------------------------------------------------------------------------------------
                Industrial Machinery -- 2.1%
      20,097    Ingersoll-Rand Plc                                                               $       939,736
                                                                                                 ---------------
                Total Capital Goods                                                              $     3,201,929
----------------------------------------------------------------------------------------------------------------
                TRANSPORTATION -- 2.0%
                Railroads -- 2.0%
       7,340    Union Pacific Corp.                                                              $       891,370
                                                                                                 ---------------
                Total Transportation                                                             $       891,370
----------------------------------------------------------------------------------------------------------------
                MEDIA -- 7.1%
                Broadcasting -- 1.8%
      21,814    CBS Corp. (Class B)                                                              $       792,721
----------------------------------------------------------------------------------------------------------------
                Cable & Satellite -- 2.6%
      34,132    Comcast Corp.                                                                    $     1,144,446
----------------------------------------------------------------------------------------------------------------
                Movies & Entertainment -- 2.7%
      24,692    The Walt Disney Co.                                                              $     1,221,513
                                                                                                 ---------------
                Total Media                                                                      $     3,158,680
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 15

----------------------------------------------------------------------------------------------------------------
Shares                                                                                           Value
----------------------------------------------------------------------------------------------------------------
                RETAILING -- 3.9%
                Department Stores -- 2.3%
      25,210    Macy's, Inc.                                                                     $     1,016,215
----------------------------------------------------------------------------------------------------------------
                Home Improvement Retail -- 1.6%
      12,642    The Home Depot, Inc.                                                             $       717,434
                                                                                                 ---------------
                Total Retailing                                                                  $     1,733,649
----------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 2.6%
                Drug Retail -- 2.6%
      25,162    CVS Caremark Corp.                                                               $     1,146,129
                                                                                                 ---------------
                Total Food & Staples Retailing                                                   $     1,146,129
----------------------------------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 4.5%
                Packaged Foods & Meats -- 1.9%
      24,216    Campbell Soup Co.                                                                $       850,950
----------------------------------------------------------------------------------------------------------------
                Tobacco -- 2.6%
      33,324    Altria Group, Inc.                                                               $     1,131,683
                                                                                                 ---------------
                Total Food, Beverage & Tobacco                                                   $     1,982,633
----------------------------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 2.2%
                Managed Health Care -- 2.2%
      17,675    UnitedHealth Group, Inc.                                                         $       959,752
                                                                                                 ---------------
                Total Health Care Equipment & Services                                           $       959,752
----------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 12.5%
                Biotechnology -- 2.6%
      13,988    Amgen, Inc.                                                                      $     1,173,873
----------------------------------------------------------------------------------------------------------------
                Pharmaceuticals -- 9.9%
      18,214    Johnson & Johnson Co.                                                            $     1,228,170
      28,894    Merck & Co., Inc.                                                                      1,243,887
      79,627    Pfizer, Inc.                                                                           1,899,900
                                                                                                 ---------------
                                                                                                 $     4,371,957
                                                                                                 ---------------
                Total Pharmaceuticals, Biotechnology & Life Sciences                             $     5,545,830
----------------------------------------------------------------------------------------------------------------
                BANKS -- 6.5%
                Diversified Banks -- 4.0%
      51,462    Wells Fargo & Co.                                                                $     1,751,252
----------------------------------------------------------------------------------------------------------------
                Regional Banks -- 2.5%
      17,962    PNC Financial Services Group, Inc.                                               $     1,116,518
                                                                                                 ---------------
                Total Banks                                                                      $     2,867,770
----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 11.7%
                Other Diversified Financial Services -- 3.4%
      50,459    Citigroup, Inc.                                                                  $     1,499,137
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

----------------------------------------------------------------------------------------------------------------
Shares                                                                                           Value
----------------------------------------------------------------------------------------------------------------
                Consumer Finance -- 5.9%
      20,157    Capital One Financial Corp.                                                      $     1,139,475
      38,225    Discover Financial Services, Inc.                                                      1,480,454
                                                                                                 ---------------
                                                                                                 $     2,619,929
----------------------------------------------------------------------------------------------------------------
                Asset Management & Custody Banks -- 2.4%
      44,669    Invesco, Ltd.                                                                    $     1,057,762
                                                                                                 ---------------
                Total Diversified Financials                                                     $     5,176,828
----------------------------------------------------------------------------------------------------------------
                INSURANCE -- 6.0%
                Life & Health Insurance -- 1.5%
      19,400    MetLife, Inc.                                                                    $       662,122
----------------------------------------------------------------------------------------------------------------
                Property & Casualty Insurance -- 4.5%
      13,965    ACE, Ltd.                                                                        $     1,029,639
      26,205    The Allstate Corp.                                                                       976,922
                                                                                                 ---------------
                                                                                                 $     2,006,561
                                                                                                 ---------------
                Total Insurance                                                                  $     2,668,683
----------------------------------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 3.1%
                Systems Software -- 3.1%
      44,610    Microsoft Corp.                                                                  $     1,374,880
                                                                                                 ---------------
                Total Software & Services                                                        $     1,374,880
----------------------------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 2.2%
                Computer Hardware -- 2.2%
       1,488    Apple, Inc.                                                                      $       989,877
                                                                                                 ---------------
                Total Technology Hardware & Equipment                                            $       989,877
----------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.0%
                Semiconductor Equipment -- 1.5%
      11,565    ASML Holding NV (A.D.R.)                                                         $       656,545
----------------------------------------------------------------------------------------------------------------
                Semiconductors -- 1.5%
      16,610    Analog Devices, Inc.                                                             $       660,081
                                                                                                 ---------------
                Total Semiconductors & Semiconductor Equipment                                   $     1,316,626
----------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 4.3%
                Integrated Telecommunication Services -- 4.3%
      37,407    AT&T, Inc.                                                                       $     1,370,592
      12,568    Verizon Communications, Inc.                                                             539,670
                                                                                                 ---------------
                                                                                                 $     1,910,262
                                                                                                 ---------------
                Total Telecommunication Services                                                 $     1,910,262
----------------------------------------------------------------------------------------------------------------
                UTILITIES -- 2.4%
                Electric Utilities -- 2.4%
      24,700    American Electric Power Co., Inc.                                                $     1,061,853
                                                                                                 ---------------
                Total Utilities                                                                  $     1,061,853
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 17

Shares                                                                                           Value
----------------------------------------------------------------------------------------------------------------

                TOTAL COMMON STOCKS
                (Cost $38,124,592)                                                               $    44,196,640
----------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.7%
                (Cost $38,124,592) (a)                                                           $    44,196,640
----------------------------------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 0.3%                                               $       117,781
----------------------------------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                                                       $    44,314,421
================================================================================================================

(A.D.R.)    American Depositary Receipts.

(a) At August 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $38,171,185 was as follows:


               Aggregate gross unrealized gain for all investments in which there is          $       6,390,865
                  an excess of value over tax cost
               Aggregate gross unrealized loss for all investments in which there is                   (365,410)
                  an excess of tax cost over value
                                                                                              -----------------
               Net unrealized gain                                                            $       6,025,455
                                                                                              =================

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2012 aggregated $42,315,137 and $49,946,881, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities
   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2012, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                 Level 1                    Level 2      Level 3      Total
-------------------------------------------------------------------------------------------------
Common Stocks                    $44,196,640                $ --         $ --         $44,196,640
-------------------------------------------------------------------------------------------------
Total                            $44,196,640                $ --         $ --         $44,196,640
=================================================================================================

During the year ended August 31, 2012, there were no transfers between levels.




The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Statement of Assets and Liabilities | 8/31/12

ASSETS:
   Investment in securities, at value (cost $38,124,592)               $      44,196,640
   Cash                                                                           96,141
   Receivables --
     Fund shares sold                                                             10,264
     Dividends                                                                   123,717
     Due from Pioneer Investment Management, Inc.                                 24,588
   Other                                                                          24,501
-----------------------------------------------------------------------------------------
       Total assets                                                    $      44,475,851
-----------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
     Fund shares repurchased                                           $          88,069
   Due to affiliates                                                              25,499
   Accrued expenses                                                               47,862
-----------------------------------------------------------------------------------------
       Total liabilities                                               $         161,430
-----------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                     $      39,263,218
   Undistributed net investment income                                           410,651
   Accumulated net realized loss on investments                               (1,431,496)
   Net unrealized gain on investments                                          6,072,048
-----------------------------------------------------------------------------------------
     Total net assets                                                  $      44,314,421
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $2,083,675/239,798 shares)                        $            8.69
   Class C (based on $617,771/71,150 shares)                           $            8.68
   Class Y (based on $41,612,975/4,713,685 shares)                     $            8.83
MAXIMUM OFFERING PRICE:
   Class A ($8.69 (divided by) 94.25%)                                 $            9.22
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 19

Statement of Operations

For the Year Ended 8/31/12

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $3,882)                    $       1,127,072
   Interest                                                                              84
   Income from securities loaned, net                                                 2,772
----------------------------------------------------------------------------------------------------------------
       Total investment income                                                                $       1,129,928
----------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                        $         294,593
   Transfer agent fees
     Class A                                                                          4,274
     Class C                                                                          1,734
     Class Y                                                                            487
   Distribution fees
     Class A                                                                          4,104
     Class C                                                                          6,314
   Shareholder communication expense                                                  3,172
   Administrative reimbursements                                                     13,082
   Custodian fees                                                                     9,749
   Registration fees                                                                 59,810
   Professional fees                                                                 45,996
   Printing expense                                                                  31,928
   Fees and expenses of nonaffiliated Trustees                                        7,109
   Miscellaneous                                                                      4,850
----------------------------------------------------------------------------------------------------------------
       Total expenses                                                                         $         487,202
       Less fees waived and expenses reimbursed by Pioneer Investment
         Management, Inc.                                                                               (64,889)
----------------------------------------------------------------------------------------------------------------
       Net expenses                                                                           $         422,313
----------------------------------------------------------------------------------------------------------------
         Net investment income                                                                $         707,615
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                           $      (1,397,977)
----------------------------------------------------------------------------------------------------------------
   Change in net unrealized gain on investments                                               $       6,895,504
----------------------------------------------------------------------------------------------------------------
   Net gain on investments                                                                    $       5,497,527
----------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                       $       6,205,142
================================================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------
                                                                          Year Ended          Year Ended
                                                                          8/31/12             8/31/11
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                     $         707,615   $         507,403
Net realized gain (loss) on investments                                          (1,397,977)          2,738,999
Change in net unrealized gain (loss) on investments                               6,895,504            (395,951)
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                 $       6,205,142   $       2,850,451
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.09 and $0.07 per share, respectively)                    $         (15,803)  $          (9,441)
     Class C ($0.01 and $0.00* per share, respectively)                              (1,132)               (323)
     Class Y ($0.11 and $0.10 per share, respectively)                             (604,696)           (376,968)
Net realized gain:
     Class A ($0.49 and $0.79 per share, respectively)                              (82,992)            (92,143)
     Class C ($0.49 and $0.79 per share, respectively)                              (42,010)            (48,851)
     Class Y ($0.49 and $0.79 per share, respectively)                           (2,577,701)         (2,899,846)
----------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                                 $      (3,324,334)  $      (3,427,572)
----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $       3,552,222   $      22,253,365
Reinvestment of distributions                                                        93,899              83,249
Cost of shares repurchased                                                       (9,934,443)         (4,718,006)
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund share transactions    $      (6,288,322)  $      17,618,608
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets                                           $      (3,407,514)  $      17,041,487
NET ASSETS:
Beginning of period                                                              47,721,935          30,680,448
----------------------------------------------------------------------------------------------------------------
End of period                                                             $      44,314,421   $      47,721,935
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                       $         410,651   $         325,464
================================================================================================================

* Rounds to less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 21

--------------------------------------------------------------------------------------------------------------
                                        '12 Shares       '12 Amount            '11 Shares     '11 Amount
--------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                171,130       $     1,408,673         105,522      $       912,806
Reinvestment of distributions                8,586                64,204           6,845               55,201
Less shares repurchased                   (106,348)             (885,908)        (58,251)            (496,626)
--------------------------------------------------------------------------------------------------------------
     Net increase                           73,368       $       586,969          54,116      $       471,381
==============================================================================================================
CLASS C
Shares sold                                 46,931       $       399,187          37,652      $       329,948
Reinvestment of distributions                4,011                29,695           3,491               28,048
Less shares repurchased                    (62,307)             (521,695)        (19,148)            (164,822)
--------------------------------------------------------------------------------------------------------------
     Net increase (decrease)               (11,365)      $       (92,813)         21,995      $       193,174
==============================================================================================================
CLASS Y
Shares sold                                218,024       $     1,744,362       2,331,206      $    21,010,611
Reinvestment of distributions                   --                    --              --                   --
Less shares repurchased                 (1,019,600)           (8,526,840)       (455,774)          (4,056,558)
--------------------------------------------------------------------------------------------------------------
     Net increase (decrease)              (801,576)      $    (6,782,478)      1,875,432      $    16,954,053
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                     Year            Year           Year           Year           Year
                                                     Ended           Ended          Ended          Ended          Ended
                                                     8/31/12         8/31/11        8/31/10        8/31/09        8/31/08
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                 $       8.16    $      7.95    $      8.19    $       9.60   $      11.99
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                             $       0.11    $      0.07    $      0.06    $       0.09   $       0.11
   Net realized and unrealized gain (loss) on
     investments                                             1.00           1.00           0.12           (1.39)         (1.62)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   investment operations                             $       1.11    $      1.07    $      0.18    $      (1.30)  $      (1.51)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    (0.09)         (0.07)         (0.07)          (0.11)         (0.11)
   Net realized gain                                        (0.49)         (0.79)         (0.35)             --          (0.77)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $       0.53    $      0.21    $     (0.24)   $      (1.41)  $      (2.39)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $       8.69    $      8.16    $      7.95    $       8.19   $       9.60
================================================================================================================================
Total return*                                               14.81%         13.69%          1.98%         (13.34)%       (13.34)%
Ratio of net expenses to average net assets                  1.25%          1.25%          1.25%           1.25%          1.25%
Ratio of net investment income to average net
   assets                                                    1.23%          0.95%          0.78%           1.34%          1.07%
Portfolio turnover rate                                        94%            91%           112%            114%           116%
Net assets, end of period (in thousands)             $      2,084    $     1,358    $       892    $        526   $        520
Ratios with no waiver of fees and assumption of
   expenses by the Adviser:
   Total expenses                                            1.71%          1.68%          1.76%          13.37%         16.02%
   Net investment income (loss)                              0.77%          0.52%          0.27%         (10.78)%       (13.70)%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 23

------------------------------------------------------------------------------------------------------------------------------------
                                                     Year            Year             Year           Year           7/17/08 (a)
                                                     Ended           Ended            Ended          Ended          to
                                                     8/31/12         8/31/11          8/31/10        8/31/09        8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                 $       8.16    $      7.96      $      8.23    $       9.61   $       9.34
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $       0.03    $     (0.01)     $     (0.02)   $       0.03   $       0.01
   Net realized and unrealized gain (loss) on
     investments                                             0.99           1.00             0.12           (1.39)          0.26
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   investment operations                             $       1.02    $      0.99      $      0.10    $      (1.36)  $       0.27
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    (0.01)         (0.00)(c)        (0.02)          (0.02)            --
   Net realized gain                                        (0.49)         (0.79)           (0.35)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $       0.52    $      0.20      $     (0.27)   $      (1.38)  $       0.27
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $       8.68    $      8.16      $      7.96    $       8.23   $       9.61
====================================================================================================================================
Total return*                                               13.62%         12.65%            1.07%         (14.10)%         2.89%(b)
Ratio of net expenses to average net assets                  2.15%          2.15%            2.15%           1.99%          2.15%**
Ratio of net investment income (loss) to average
   net assets                                                0.35%          0.05%           (0.12)%          0.59%          0.40%**
Portfolio turnover rate                                        94%            91%             112%            114%           116%(b)
Net assets, end of period (in thousands)             $        618    $       673      $       482    $        265   $        257
Ratios with no waiver of fees and assumption of
   expenses by the Adviser:
   Total expenses                                            2.34%          2.41%            2.40%          13.76%         25.47%**
   Net investment income (loss)                              0.16%         (0.21)%          (0.37)%        (11.18)%       (22.92)%**
====================================================================================================================================

(a)   Class C shares were first publicly offered on July 17, 2008.

(b)   Not annualized.

(c)   Rounds to less than ($0.01) per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

----------------------------------------------------------------------------------------------------------------------------------
                                                     Year            Year           Year           Year           7/31/08 (a)
                                                     Ended           Ended          Ended          Ended          to
                                                     8/31/12         8/31/11        8/31/10        8/31/09        8/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $       8.28    $      8.05    $      8.27    $       9.62   $       9.57
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                             $       0.13    $      0.10    $      0.09    $       0.06   $       0.02
   Net realized and unrealized gain (loss) on
     investments                                             1.02           1.02           0.11           (1.34)          0.03
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   investment operations                             $       1.15    $      1.12    $      0.20    $      (1.28)  $       0.05
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    (0.11)         (0.10)         (0.07)          (0.07)            --
   Net realized gain                                        (0.49)         (0.79)         (0.35)             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $       0.55    $      0.23    $     (0.22)   $      (1.35)  $       0.05
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $       8.83    $      8.28    $      8.05    $       8.27   $       9.62
==================================================================================================================================
Total return*                                               15.20%         14.11%          2.26%         (13.22)%         0.52%(b)
Ratio of net expenses to average net assets                  0.90%          0.90%          0.90%           0.90%          0.90%**
Ratio of net investment income to average net
   assets                                                    1.59%          1.30%          1.14%           1.41%          2.37%**
Portfolio turnover rate                                        94%            91%           112%            114%           116%(b)
Net assets, end of period (in thousands)             $     41,613    $    45,691    $    29,306    $     23,037   $        251
Ratios with no waiver of fees and assumption of
   expenses by the Adviser:
   Total expenses                                            1.03%          1.02%          1.22%           1.88%         10.11%**
   Net investment income (loss)                              1.46%          1.19%          0.82%           0.43%        (6.84)%**
==================================================================================================================================

(a)   Class Y shares were first publicly offered on July 31, 2008.

(b)   Not annualized.

* Assumes initial investment at net asset value at each beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 25

Notes to Financial Statements | 8/31/12

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Pioneer Investment Management Inc. (PIM), the Fund's investment adviser, paid all organizational costs of the Fund. The Fund's investment objective is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

26 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

      Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At August 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 27

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At August 31, 2012, the Fund reclassified $797 to decrease undistributed net investment income and $797 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

      At August 31, 2012, the Fund was permitted to carry forward indefinitely $1,384,903 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                   2012                    2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $ 1,682,420             $ 2,703,287
Long-term capital gain                        1,641,914                 724,285
--------------------------------------------------------------------------------
   Total                                    $ 3,324,334             $ 3,427,572
================================================================================


      The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                       $   410,651
Capital loss carryforward                                            (1,384,903)
Net unrealized gain                                                   6,025,455
--------------------------------------------------------------------------------
   Total                                                            $ 5,051,203
================================================================================

28 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

      The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,636 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2012.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.    Risks

      Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund's prospectus contains information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 29

F.    Securities Lending

      The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund.
      The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities.
      If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At August 31, 2012, the Fund had no securities on loan.

      The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. There were no securities on loan as of August 31, 2012.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended August 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

30 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,998 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                             $     2,459
Class C                                                                     194
Class Y                                                                     519
--------------------------------------------------------------------------------
   Total                                                            $     3,172
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $439 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2012.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62 in distribution fees payable to PFD at August 31, 2012.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 31

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2012, CDSCs in the amount of $130 were paid to PFD.

32 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and
the Shareowners of Pioneer Disciplined Value Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Disciplined Value Fund, one of the portfolios constituting Pioneer Series Trust V (the "Trust") as of August 31 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 24, 2012

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 33

ADDITIONAL INFORMATION (unaudited)

For the year ended August 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 57.44%.

The percentage of the Fund's ordinary income distributions that is exempt from nonresident alien (NRA) tax withholding resulting from qualified short term gains was 59.97%.


34 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 35

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                  Other Directorships
Held with the Fund          Length of Service   Principal Occupation                            Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Trustee since       Chairman and Chief Executive Officer,           Director, Broadridge Financial
Chairman of the Board and   2006. Serves        Quadriserv, Inc. (technology products for       Solutions, Inc. (investor
Trustee                     until a successor   securities lending industry) (2008 -            communications and securities
                            trustee is          present); private investor (2004 - 2008); and   processing provider for
                            elected or          Senior Executive Vice President, The Bank of    financial services industry)
                            earlier             New York (financial and securities services)    (2009 - present);
                            retirement or       (1986 - 2004)
                            removal.
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)          Trustee since       Managing Partner, Federal City Capital          Director, Quadriserv, Inc.
Trustee                     2005. Serves        Advisors (corporate advisory services           (2005 - present); and
                            until a successor   company) (1997 - 2004 and 2008 - present);      Commissioner, New Jersey State
                            trustee is          Interim Chief Executive Officer, Oxford         Civil Service Commission (2011
                            elected or          Analytica, Inc. (privately held research and    - present) Director of
                            earlier             consulting company) (2010); Executive Vice      Enterprise Community
                            retirement or       President and Chief Financial Officer, I-trax,  Investment, Inc.
                            removal.            Inc. (publicly traded health care services      (privately-held affordable
                                                company) (2004 - 2007); and Executive Vice      housing finance company) (1985 -
                                                President and Chief Financial Officer,          2010); Director of Oxford
                                                Pedestal Inc. (internet-based mortgage          Analytica, Inc. (2008 -
                                                trading company) (2000 - 2002)                  present); Director of The Swiss
                                                                                                Helvetia Fund, Inc. (closed-end
                                                                                                fund) (2010 - present); and
                                                                                                Director of New York Mortgage
                                                                                                Trust (publicly traded mortgage
                                                                                                REIT) (2004 - 2009, 2012 -
                                                                                                present)
---------------------------------------------------------------------------------------------------------------------------------

36 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                  Other Directorships
Held with the Fund          Length of Service   Principal Occupation                            Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (64)           Trustee since       Chairman, Bush International, LLC               Director of Marriott
Trustee                     2005. Serves        (international financial advisory firm) (1991 - International, Inc. (2008 -
                            until a successor   present); Senior Managing Director, Brock       present); Director of Discover
                            trustee is          Capital Group, LLC (strategic business          Financial Services (credit card
                            elected or          advisors) (2010 - present); Managing            issuer and electronic payment
                            earlier             Director, Federal Housing Finance Board         services) (2007 - present);
                            retirement or       (oversight of Federal Home Loan Bank system)    Former Director of Briggs &
                            removal.            (1989 - 1991); Vice President and Head of       Stratton Co. (engine
                                                International Finance, Federal National         manufacturer) (2004 - 2009);
                                                Mortgage Association (1988 - 1989); U.S.        Former Director of UAL
                                                Alternate Executive Director, International     Corporation (airline holding
                                                Monetary Fund (1984 - 1988); Executive          company) (2006 - 2010);
                                                Assistant to Deputy Secretary of the U.S.       Director of ManTech
                                                Treasury, U.S. Treasury Department (1982 -      International Corporation
                                                1984); and Vice President and Team Leader in    (national security, defense,
                                                Corporate Banking, Bankers Trust Co. (1976 -    and intelligence technology
                                                1982)                                           firm) (2006 - present); Member,
                                                                                                Board of Governors, Investment
                                                                                                Company Institute (2007 -
                                                                                                present); Member, Board of
                                                                                                Governors, Independent
                                                                                                Directors Council (2007 -
                                                                                                present); Former Director of
                                                                                                Brady Corporation (2000 -
                                                                                                2007); Former Director of
                                                                                                Mortgage Guaranty Insurance
                                                                                                Corporation (1991 - 2006);
                                                                                                Former Director of Millennium
                                                                                                Chemicals, Inc. (commodity
                                                                                                chemicals) (2002 - 2005);
                                                                                                Former Director, R.J. Reynolds
                                                                                                Tobacco Holdings, Inc.
                                                                                                (tobacco) (1999-2005); and
                                                                                                Former Director of Texaco, Inc.
                                                                                                (1997 - 2001)
---------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 37

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                  Other Directorships
Held with the Fund          Length of Service   Principal Occupation                            Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee since       William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                     2008. Serves until  Economy, Harvard University (1972 - present)    Funds Investment Trust and
                            a successor                                                         Mellon Institutional Funds
                            trustee is elected                                                  Master Portfolio (oversaw 17
                            or earlier                                                          portfolios in fund complex)
                            retirement or                                                       (1989-2008)
                            removal
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)   Trustee since       Founding Director, Vice President and           None
Trustee                     2005. Serves until  Corporate Secretary, The Winthrop Group, Inc.
                            a successor         (consulting firm) (1982-present); Desautels
                            trustee is elected  Faculty of Management, McGill University
                            or earlier          (1999 - present); and Manager of Research
                            retirement or       Operations and Organizational Learning, Xerox
                            removal.            PARC, Xerox's advance research center
                                                (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)    Trustee since       President and Chief Executive Officer,          Director of New America High
Trustee                     2005. Serves until  Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            a successor         banking firm) (1981 - present)                  investment company) (2004 -
                            trustee is elected                                                  present); and member, Board of
                            or earlier                                                          Governors, Investment Company
                            retirement or                                                       Institute (2000 - 2006)
                            removal.
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)        Trustee since       Senior Counsel, Sullivan & Cromwell LLP (law    Director, The Swiss Helvetia
Trustee                     2005. Serves until  firm) (1998 - present); and Partner, Sullivan   Fund, Inc. (closed-end
                            a successor         & Cromwell LLP (prior to 1998)                  investment company); and
                            trustee is elected                                                  Director, Invesco, Ltd.
                            or earlier                                                          (formerly AMVESCAP, PLC)
                            retirement or                                                       (investment manager)
                            removal.                                                            (1997-2005)
---------------------------------------------------------------------------------------------------------------------------------

38 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                  Other Directorships
held with the Fund          Length of Service   Principal Occupation                            Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*    Trustee since       Non-Executive Chairman and a director of        None
Trustee, President and      2005. Serves        Pioneer Investment Management USA Inc.
Chief Executive Officer     until a successor   ("PIM-USA"); Chairman and a director of
of the Funds                trustee is          Pioneer; Chairman and Director of Pioneer
                            elected or          Institutional Asset Management, Inc. (since
                            earlier             2006); Director of Pioneer Alternative
                            retirement or       Investment Management Limited (Dublin)
                            removal.            (until October 2011); President and a
                                                director of Pioneer Alternative Investment
                                                Management (Bermuda) Limited and affiliated
                                                funds; Deputy Chairman and a director of
                                                Pioneer Global Asset Management S.p.A.
                                                ("PGAM") (until April 2010); Director of
                                                Nano-C, Inc. (since 2003); Director of Cole
                                                Management Inc. (2004 - 2011); Director of
                                                Fiduciary Counseling, Inc. (until December
                                                2011); President of all of the Pioneer
                                                Funds; and Retired Partner, Wilmer Cutler
                                                Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury         Trustee since       Director, CEO and President of PIM-USA          None
(53)*                       2007. Serves        (since February 2007); Director and
Trustee and Executive       until a successor   President of Pioneer and Pioneer
Vice President              trustee is          Institutional Asset Management, Inc. (since
                            elected or          February 2007); Executive Vice President of
                            earlier             all of the Pioneer Funds (since March 2007);
                            retirement or       Director of PGAM (2007 - 2010); Head of New
                            removal.            Europe Division, PGAM (2000 - 2005); Head of
                                                New Markets Division, PGAM (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 39

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                  Other Directorships
held with the Fund          Length of Service   Principal Occupation                            Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley       Since 2010.         Vice President and Associate General Counsel    None
(47)                        Serves at the       of Pioneer since January 2008 and Secretary
Secretary                   discretion of the   of all of the Pioneer Funds since June 2010;
                            Board.              Assistant Secretary of all of the Pioneer
                                                Funds from September 2003 to May 2010; and
                                                Vice President and Senior Counsel of Pioneer
                                                from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)      Since 2010.         Fund Governance Director of Pioneer since       None
Assistant Secretary         Serves at the       December 2006 and Assistant Secretary of all
                            discretion of the   the Pioneer Funds since June 2010; Manager -
                            Board.              Fund Governance of Pioneer from December
                                                2003 to November 2006; and Senior Paralegal
                                                of Pioneer from January 2000 to November
                                                2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Since 2010.         Counsel of Pioneer since June 2007 and          None
Assistant Secretary         Serves at the       Assistant Secretary of all the Pioneer Funds
                            discretion of the   since June 2010; and Vice President and
                            Board.              Counsel at State Street Bank from October
                                                2004 to June 2007
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Since 2008.         Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief         Serves at the       Treasurer of all of the Pioneer Funds since
Financial and Accounting    discretion of the   March 2008; Deputy Treasurer of Pioneer from
Officer of the Funds        Board.              March 2004 to February 2008; and Assistant
                                                Treasurer of all of the Pioneer Funds from
                                                March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)       Since 2005.         Assistant Vice President - Fund Treasury of     None
Assistant Treasurer         Serves at the       Pioneer; and Assistant Treasurer of all of
                            discretion of the   the Pioneer Funds
                            Board.
---------------------------------------------------------------------------------------------------------------------------------

40 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                  Other Directorships
held with the Fund          Length of Service   Principal Occupation                            Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)          Since 2005.         Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer         Serves at the       Pioneer; and Assistant Treasurer of all of
                            discretion of the   the Pioneer Funds
                            Board.
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)       Since 2009.         Fund Administration Manager - Fund Treasury     None
Assistant Treasurer         Serves at the       of Pioneer since November 2008; Assistant
                            discretion of the   Treasurer of all of the Pioneer Funds since
                            Board.              January 2009; and Client Service Manager -
                                                Institutional Investor Services at State
                                                Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)        Since 2010.         Chief Compliance Officer of Pioneer and of      None
Chief Compliance Officer    Serves at the       all the Pioneer Funds since March 2010;
                            discretion of the   Director of Adviser and Portfolio Compliance
                            Board.              at Pioneer since October 2005; and Senior
                                                Compliance Officer for Columbia Management
                                                Advisers, Inc. from October 2003 to October
                                                2005
---------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 41

                           This page for your notes.

42 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

                           This page for your notes.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/12 43

                           This page for your notes.

44 Pioneer Disciplined Value Fund | Annual Report | 8/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
-------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
-------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19429-06-1012


                        Pioneer Disciplined
                        Growth Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2012
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A    SRSGX
                        Class C    PRGCX
                        Class Y    PRGYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         20

Notes to Financial Statements                                                27

Report of Independent Registered Public Accounting Firm                      34

Trustees, Officers and Service Providers                                     36

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 3

Portfolio Management Discussion | 8/31/12

   In the following interview, Paul Cloonan discusses the investment environment for growth stocks and the performance of Pioneer Disciplined Growth Fund in that environment during the 12 months ended August 31, 2012. Mr. Cloonan, Co-Head of Equity Research, U.S., at Pioneer; Ashesh Savla, senior quantitative research analyst at Pioneer; and Carol Lintz, fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q Growth stocks, as measured by the Russell 1000 Growth Index, performed very well during the 12-month period ended August 31, 2012. What would you say were the main reasons for the strong performance of the asset class during the 12-month period?

A Despite rather sluggish economic growth in the U.S. and in many other countries, U.S. equity markets delivered strong returns over the 12-month period ended August 31, 2012. Investors became more interested in equities during the period due to their valuations relative to other asset classes. Investors also became less risk-averse while pursuing the potential for higher returns in equity markets. The Russell 1000 Growth Index (the Russell Index), the Fund's benchmark, advanced by 17.37% during the 12-month period, led by information technology, and by the shares of Apple in particular. Apple gained 73% during the period, as the company continued to enjoy tremendous success in mobile devices, with products such as the iPad and iPhone achieving industry-leading growth and profitability.

   Outside of information technology, there were a number of other sectors that experienced positive trends and strong equity returns during the 12-month period. Media stocks also were in favor, as the demand for television advertising remained solid and media companies demonstrated pricing power in the sale of their content through both traditional distributors (cable and satellite TV operators) as well as online distributors, such as Netflix and Amazon.com. Biotechnology stocks also were an area of strong returns during the period, as promising pipelines for new drug development attracted investors. The biotech industry also has been active with mergers and acquisitions (M&As), as larger pharmaceutical companies have been seeking growth opportunities to offset revenue declines from "patent cliffs" (that is, the expiration of drug patents, which open up the companies to competition from generic pharmaceutical manufacturers).

4 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Q How did the Fund perform in that environment during the 12 months ended August 31, 2012?

A Pioneer Disciplined Growth Fund's Class A shares returned 17.46% at net asset value during the 12 months ended August 31, 2012, while the Fund's benchmark, the Russell Index, returned 17.37%. During the same period, the average return of the 717 mutual funds in Lipper's Large-Cap Growth Funds category was 14.09%.

Q The Fund performed in line with the Russell Index during the 12 months ended August 31, 2012. What were the main drivers of the Fund's benchmark-relative performance during the period?

A The Fund's stock selection results in the media, financials and semiconductor groups performed well relative to the benchmark during the 12-month period, while stock selection in materials and retailing underperformed the benchmark. The Fund realized strong returns from media positions such as Comcast, Walt Disney and CBS during the period. In information technology, the Fund's performance, like that of the Russell Index, also benefited from Apple's success during the 12-month period, as the company continues to be the largest holding in the Fund's portfolio. In the outperforming biotech industry, the Fund's position in Alexion Pharmaceuticals was a particularly strong performer, increasing by 85% during the period.

Q What other individual security selections contributed to the Fund's performance relative to the Russell Index during the 12 months ended August 31, 2012?

A As noted previously, the Fund's media positions contributed to benchmark-relative performance. In media, Comcast was a top contributor to Fund performance as the company continued to deliver solid growth in free cash flow, driven by growth in its broadband data services. Comcast has improved the quality of its network and is pursuing growth in additional markets, such as data and phone services for small- and medium-sized businesses.

   In financials, the Fund's holding in Discover Financial Services delivered better-than-expected earnings as the company's credit quality continued to improve while consumer spending increased. Discover's capital position remains strong, and that has enabled the company to return cash to shareholders through share buybacks as well as dividends.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 5

   In semiconductors, the Fund's holding in ASML performed well during the period as the company extended its technology lead over its competition, and spending on lithography equipment in general continued to be strong. ASML is the global leader in lithography equipment used in the production of semiconductors and, as a critical enabler of continued innovation in semiconductor manufacturing, the company is in a unique position. The company's position was further validated when Intel, a major customer of ASML, recently committed $4 billion to ASML via a $3 billion equity investment in the company, along with a $1 billion contribution to ASML's technology development spread over the next five years.

Q What individual security selections or investment decisions were disappointments for the Fund during the 12 months ended August 31, 2012?

A In materials, the Fund's holding in Freeport-McMoRan Copper & Gold underperformed the benchmark Russell Index, as investors developed concerns that slowing growth in the emerging markets, particularly China, may depress demand for commodities such as copper. In addition, Freeport-McMoRan had experienced some company-specific issues during the period, such as a strike by workers at one of the company's major mines. We have retained the Fund's position in Freeport-McMoRan, however, as we believe that the stock's valuation has been more than discounted to account for the slowdown in the emerging markets and that the company still has attractive assets, with low cost production.

   In retailing, our sale of Amazon.com had a negative impact on the Fund's relative performance. The Fund previously had held a position in Amazon, but we sold the position when it appeared to us that management's heavy investment in future growth opportunities may significantly depress the company's profit margins for an extended period. In periods subsequent to our sale, however, Amazon's stock rebounded somewhat as revenue trends improved.

Q  What is your outlook?

A We remain optimistic about the prospects for U.S. equities, although macro issues such as the U.S. fiscal debate, the sovereign-debt crisis in Europe, and slowing growth in China may remain headwinds for the equity market in the near term. We believe our optimism on the longer-term outlook for equities is supported by attractive equity valuations relative to other asset classes, and our assumption that the U.S. economy will continue to grow. In addition, corporate balance sheets and cash flow are strong, which may lead to increased M&A activity, share repurchases and dividend increases.

6 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

   In managing the Fund, we will continue to focus our efforts on stock-picking, which we believe is the Fund's key competitive advantage and primary performance driver. Our approach to stock-picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable, and can deliver reasonable investment results across the business cycle and in a variety of market conditions.

Please refer to the Schedule of Investments on pages 15-19 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 7

Portfolio Summary | 8/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        91.5%
International Common Stocks                                                4.3%
Depositary Receipts for International Stocks                               2.3%
Exchange Traded Fund                                                       1.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                    31.9%
Consumer Discretionary                                                    15.0%
Consumer Staples                                                          13.0%
Industrials                                                               12.7%
Health Care                                                               12.6%
Financials                                                                 5.1%
Energy                                                                     4.9%
Materials                                                                  4.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

1.    Apple, Inc.                                                          6.98%
--------------------------------------------------------------------------------
2.    Microsoft Corp.                                                      5.51
--------------------------------------------------------------------------------
3.    Philip Morris International, Inc.                                    4.65
--------------------------------------------------------------------------------
4.    Google, Inc.                                                         4.10
--------------------------------------------------------------------------------
5.    Oracle Corp.                                                         3.53
--------------------------------------------------------------------------------
6.    QUALCOMM, Inc.                                                       3.33
--------------------------------------------------------------------------------
7.    Starbucks Corp.                                                      2.79
--------------------------------------------------------------------------------
8.    United Technologies Corp.                                            2.72
--------------------------------------------------------------------------------
9.    The Walt Disney Co.                                                  2.52
--------------------------------------------------------------------------------
10.   Comcast Corp.                                                        2.48
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Prices and Distributions | 8/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                          8/31/12             8/31/11
--------------------------------------------------------------------------------
             A                            $10.39              $9.67
--------------------------------------------------------------------------------
             C                            $10.11              $9.48
--------------------------------------------------------------------------------
             Y                            $10.47              $9.73
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-8/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment       Short-Term          Long-Term
             Class        Income       Capital Gains       Capital Gains
--------------------------------------------------------------------------------
               A         $0.0319          $0.2368             $0.5434
--------------------------------------------------------------------------------
               C         $    --          $0.2368             $0.5434
--------------------------------------------------------------------------------
               Y         $0.0575          $0.2368             $0.5434
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 9

Performance Update | 8/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                               Net Asset        Public Offering
Period                                         Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                      5.57%            4.64%
5 Years                                         3.20             1.98
1 Year                                         17.46            10.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                               Gross            Net
--------------------------------------------------------------------------------
                                               1.52%            1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Disciplined    Russell 1000
                         Growth Fund            Growth Index
12/31/2005               $   9,425              $   10,000
8/31/2006                $    9,779             $   10,022
8/31/2007                $   11,803             $   11,796
8/31/2008                $   10,619             $   10,998
8/31/2009                $    9,170             $    9,154
8/31/2010                $    9,672             $    9,717
8/31/2011                $   11,763             $   12,045
8/31/2012                $   13,817             $   14,137

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Performance Update | 8/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                               If               If
Period                                         Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
7/16/2008                                      6.29%             6.29%
1 Year                                         16.41            16.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                               Gross            Net
--------------------------------------------------------------------------------
                                               2.47%            2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Disciplined    Russell 1000
                         Growth Fund            Growth Index
7/31/2008                $   10,000             $   10,000
8/31/2008                $   10,205             $   10,108
8/31/2009                $    8,741             $    8,414
8/31/2010                $    9,133             $    8,931
8/31/2011                $   11,013             $   11,070
8/31/2012                $   12,820             $   12,993

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 11

Performance Update | 8/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                                               If               If
Period                                         Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                      5.78%            5.78%
5 Years                                         3.48             3.48
1 Year                                         17.88            17.88
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                               Gross            Net
--------------------------------------------------------------------------------
                                               1.00%            0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Disciplined    Russell 1000
                         Growth Fund            Growth Index
12/31/2                  $  5,000,000           $  5,000,000
8/31/20                  $  5,188,583           $  5,010,842
8/31/20                  $  6,262,229           $  5,897,918
8/31/20                  $  5,634,176           $  5,498,795
8/31/20                  $  4,882,661           $  4,577,221
8/31/20                  $  5,164,657           $  4,858,460
8/31/20                  $  6,304,608           $  6,022,525
8/31/20                  $  7,431,727           $  7,068,475

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000 Example:
      an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                              A              C                Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00        $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account                       $1,026.75      $1,022.22        $1,028.53
Value (after expenses)
on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                            $6.37         $10.93            $4.59
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                               A             C                Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00        $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account                       $1,018.85      $1,014.33        $1,020.61
Value (after expenses)
on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                            $6.34         $10.89            $4.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Schedule of Investments | 8/31/12

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
             COMMON STOCKS -- 97.7%
             ENERGY -- 5.0%
             Oil & Gas Drilling -- 0.9%
     7,900   Ensco Plc                                              $    453,223
--------------------------------------------------------------------------------
             Oil & Gas Equipment & Services -- 1.7%
    10,300   National Oilwell Varco, Inc.                           $    811,640
--------------------------------------------------------------------------------
             Integrated Oil & Gas -- 1.4%
     8,000   Occidental Petroleum Corp.                             $    680,080
--------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 1.0%
    18,300   Marathon Oil Corp.                                     $    509,106
                                                                    ------------
             Total Energy                                           $  2,454,049
--------------------------------------------------------------------------------
             MATERIALS -- 4.4%
             Fertilizers & Agricultural Chemicals -- 1.5%
    12,900   The Mosaic Co.                                         $    747,039
--------------------------------------------------------------------------------
             Specialty Chemicals -- 1.0%
     7,800   Ecolab, Inc.                                           $    499,434
--------------------------------------------------------------------------------
             Diversified Metals & Mining -- 1.9%
    25,500   Freeport-McMoRan Copper & Gold, Inc.                   $    920,805
                                                                    ------------
             Total Materials                                        $  2,167,278
--------------------------------------------------------------------------------
             CAPITAL GOODS -- 11.2%
             Aerospace & Defense -- 2.7%
    16,719   United Technologies Corp.                              $  1,335,012
--------------------------------------------------------------------------------
             Construction & Engineering -- 1.1%
    20,300   KBR, Inc.                                              $    549,927
--------------------------------------------------------------------------------
             Industrial Conglomerates -- 2.4%
    12,900   3M Co.                                                 $  1,194,540
--------------------------------------------------------------------------------
             Construction & Farm Machinery & Heavy Trucks -- 2.2%
    11,300   Cummins, Inc.                                          $  1,097,343
--------------------------------------------------------------------------------
             Industrial Machinery -- 2.8%
    17,500   Ingersoll-Rand Plc                                     $    818,300
     8,600   SPX Corp.                                                   549,540
                                                                    ------------
                                                                    $  1,367,840
                                                                    ------------
             Total Capital Goods                                    $  5,544,662
--------------------------------------------------------------------------------
             TRANSPORTATION -- 1.5%
             Air Freight & Logistics -- 1.5%
    10,100   United Parcel Service, Inc. (Class B)                  $    745,481
                                                                    ------------
             Total Transportation                                   $    745,481
--------------------------------------------------------------------------------
             CONSUMER SERVICES -- 5.6%
             Hotels, Resorts & Cruise Lines -- 1.3%
    17,500   Marriott International, Inc.                           $    659,400
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 15

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
             Restaurants -- 4.3%
     2,600   Chipotle Mexican Grill, Inc.*                          $    750,464
    27,600   Starbucks Corp.                                           1,369,236
                                                                    ------------
                                                                    $  2,119,700
                                                                    ------------
             Total Consumer Services                                $  2,779,100
--------------------------------------------------------------------------------
             MEDIA -- 6.3%
             Broadcasting -- 1.4%
    19,000   CBS Corp. (Class B)                                    $    690,460
--------------------------------------------------------------------------------
             Cable & Satellite -- 2.4%
    36,300   Comcast Corp.                                          $  1,217,139
--------------------------------------------------------------------------------
             Movies & Entertainment -- 2.5%
    25,000   The Walt Disney Co.                                    $  1,236,750
                                                                    ------------
             Total Media                                            $  3,144,349
--------------------------------------------------------------------------------
             RETAILING -- 3.0%
             Department Stores -- 1.1%
    12,900   Macy's, Inc.                                           $    519,999
--------------------------------------------------------------------------------
             Home Improvement Retail -- 1.9%
    17,000   The Home Depot, Inc.                                   $    964,750
                                                                    ------------
             Total Retailing                                        $  1,484,749
--------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 3.9%
             Drug Retail -- 2.0%
    21,400   CVS Caremark Corp.                                     $    974,770
--------------------------------------------------------------------------------
             Food Retail -- 1.9%
     9,700   Whole Foods Market, Inc.                               $    938,475
                                                                    ------------
             Total Food & Staples Retailing                         $  1,913,245
--------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 7.6%
             Soft Drinks -- 1.8%
     6,300   Fomento Economico Mexicano SAB de CV (A.D.R.)          $    532,350
     5,800   Monster Beverage Corp.*                                     341,794
                                                                    ------------
                                                                    $    874,144
--------------------------------------------------------------------------------
             Packaged Foods & Meats -- 1.2%
     8,100   The Hershey Co.                                        $    581,742
--------------------------------------------------------------------------------
             Tobacco -- 4.6%
    25,600   Philip Morris International, Inc.                      $  2,286,080
                                                                    ------------
             Total Food, Beverage & Tobacco                         $  3,741,966
--------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
             Personal Products -- 1.5%
    12,400   The Estee Lauder Companies, Inc.                       $    743,380
                                                                    ------------
             Total Household & Personal Products                    $    743,380
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 5.8%
             Health Care Equipment -- 3.0%
    10,600   Baxter International, Inc.                             $    622,008
    15,700   Covidien Plc                                                879,985
                                                                    ------------
                                                                    $  1,501,993
--------------------------------------------------------------------------------
             Health Care Services -- 1.1%
     9,000   Express Scripts Holding Co.*                           $    563,580
--------------------------------------------------------------------------------
             Managed Health Care -- 1.7%
    21,500   Aetna, Inc.                                            $    825,815
                                                                    ------------
             Total Health Care Equipment & Services                 $  2,891,388
--------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 6.7%
             Biotechnology -- 4.3%
     5,972   Alexion Pharmaceuticals, Inc.*                         $    640,258
    11,900   Celgene Corp.*                                              857,276
    10,500   Gilead Sciences, Inc.*                                      605,745
                                                                    ------------
                                                                    $  2,103,279
--------------------------------------------------------------------------------
             Pharmaceuticals -- 2.4%
     5,300   Allergan, Inc.                                         $    456,489
    11,100   Johnson & Johnson Co.                                       748,473
                                                                    ------------
                                                                    $  1,204,962
                                                                    ------------
             Total Pharmaceuticals, Biotechnology & Life Sciences   $  3,308,241
--------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 3.3%
             Consumer Finance -- 3.3%
     9,600   Capital One Financial Corp.                            $    542,688
    28,500   Discover Financial Services, Inc.                         1,103,805
                                                                    ------------
                                                                    $  1,646,493
                                                                    ------------
             Total Diversified Financials                           $  1,646,493
--------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 15.4%
             Internet Software & Services -- 4.9%
     2,945   Google, Inc.*                                          $  2,017,590
    28,300   Yahoo!, Inc.*                                               414,595
                                                                    ------------
                                                                    $  2,432,185
--------------------------------------------------------------------------------
             Application Software -- 1.5%
     9,425   Citrix Systems, Inc.*                                  $    732,228
--------------------------------------------------------------------------------
             Systems Software -- 9.0%
    87,821   Microsoft Corp.                                        $  2,706,643
    54,754   Oracle Corp.                                              1,732,964
                                                                    ------------
                                                                    $  4,439,607
                                                                    ------------
             Total Software & Services                              $  7,604,020
--------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 12.7%
             Communications Equipment -- 3.3%
    26,600   Qualcomm, Inc.                                         $  1,634,836
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 17

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
             Computer Hardware -- 7.6%
     5,161   Apple, Inc.                                            $  3,433,305
    19,900   Hewlett-Packard Co.                                         335,912
                                                                    ------------
                                                                    $  3,769,217
--------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 1.8%
    20,800   SanDisk Corp.*                                         $    857,376
                                                                    ------------
             Total Technology Hardware & Equipment                  $  6,261,429
--------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.8%
             Semiconductor Equipment -- 1.3%
    10,900   ASML Holding NV (A.D.R.)                               $    618,793
--------------------------------------------------------------------------------
             Semiconductors -- 2.5%
    16,500   Analog Devices, Inc.                                   $    655,710
    17,400   Xilinx, Inc.                                                590,034
                                                                    ------------
                                                                    $  1,245,744
                                                                    ------------
             Total Semiconductors & Semiconductor Equipment         $  1,864,537
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $38,621,530)                                     $ 48,294,367
--------------------------------------------------------------------------------
             EXCHANGE TRADED FUND -- 1.7%
    13,200   iShares Dow Jones US Real Estate Index Fund            $    866,316
--------------------------------------------------------------------------------
             TOTAL MUTUAL FUNDS
             (Cost $777,629)                                        $    866,316
--------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.4%
             (Cost $39,399,159) (a)                                 $ 49,160,683
--------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.6%                     $    281,951
--------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                             $ 49,442,634
================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At August 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $39,455,150 was as follows:

           Aggregate gross unrealized gain for all investments in
             which there is an excess of value over tax cost        $10,421,697

           Aggregate gross unrealized loss for all investments in
             which there is an excess of tax cost over value           (716,164)
                                                                    -----------
           Net unrealized gain                                      $ 9,705,533
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2012 aggregated $37,883,645 and $47,493,679, respectively.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities
   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                  Level 1       Level 2    Level 3  Total
--------------------------------------------------------------------------------
Common Stocks                     $48,294,367   $ --       $ --     $48,294,367
Exchange Traded Funds                 866,316     --         --         866,316
--------------------------------------------------------------------------------
Total                             $49,160,683   $ --       $ --     $49,160,683
================================================================================

During the year ended August 31, 2012, there were no transfers between levels.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 19

Statement of Assets and Liabilities | 8/31/12

ASSETS:
   Investment in securities (cost $39,399,159)                     $  49,160,683
   Cash                                                                  410,360
   Receivables --
     Fund shares sold                                                     23,501
     Dividends                                                            70,407
     Due from Pioneer Investment Management, Inc.                         21,832
   Other                                                                  26,303
--------------------------------------------------------------------------------
       Total assets                                                $  49,713,086
--------------------------------------------------------------------------------
LIABILITIES:
   Payables --
     Fund shares repurchased                                       $     202,351
   Due to affiliates                                                      22,768
   Accrued expenses                                                       45,333
--------------------------------------------------------------------------------
       Total liabilities                                           $     270,452
--------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                 $  38,890,462
   Undistributed net investment income                                   157,394
   Accumulated net realized gain on investments                          633,254
   Net unrealized gain on investments                                  9,761,524
--------------------------------------------------------------------------------
       Total net assets                                            $  49,442,634
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $9,645,572/928,240 shares)                    $       10.39
   Class C (based on $1,500,895/148,501 shares)                    $       10.11
   Class Y (based on $38,296,167/3,657,047 shares)                 $       10.47
MAXIMUM OFFERING PRICE:
   Class A ($10.39 (divided by) 94.25%)                            $       11.02
================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Statement of Operations

For the Year Ended 8/31/12

INVESTMENT INCOME:
   Dividends                                           $ 795,394
   Interest                                                  447
   Income from securities loaned, net                      2,029
--------------------------------------------------------------------------------
       Total investment income                                     $    797,870
--------------------------------------------------------------------------------
EXPENSES:
   Management fees                                     $ 330,728
   Transfer agent fees
     Class A                                              11,056
     Class C                                               4,075
     Class Y                                                 561
   Distribution fees
     Class A                                              19,011
     Class C                                              13,938
   Shareholder communications expense                      8,372
   Administrative reimbursements                          14,688
   Custodian fees                                          9,163
   Registration fees                                      64,496
   Professional fees                                      45,404
   Printing expense                                       31,268
   Fees and expenses of nonaffiliated Trustees             7,144
   Miscellaneous                                           3,886
--------------------------------------------------------------------------------
     Total expenses                                                $    563,790
     Less fees waived and expenses reimbursed
       by Pioneer Investment Management, Inc.                           (60,619)
--------------------------------------------------------------------------------
     Net expenses                                                  $    503,171
--------------------------------------------------------------------------------
       Net investment income                                       $    294,699
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                $    703,573
--------------------------------------------------------------------------------
   Change in net unrealized gain on investments                    $  7,200,202
--------------------------------------------------------------------------------
   Net gain on investments                                         $  7,903,775
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $  8,198,474
================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 21

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------
                                                           Year Ended     Year Ended
                                                           8/31/12        8/31/11
---------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $    294,699   $    202,061
Net realized gain on investments                                703,573      4,200,771
Change in net unrealized gain on investments                  7,200,202        963,868
---------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations    $  8,198,474   $  5,366,700
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.03 and $0.03 per share, respectively)       $    (23,044)  $     (7,817)
   Class Y ($0.06 and $0.06 per share, respectively)           (258,442)      (190,573)
Net realized gain:
   Class A ($0.78 and $1.00 per share, respectively)           (516,639)      (235,344)
   Class C ($0.78 and $1.00 per share, respectively)           (108,354)       (38,263)
   Class Y ($0.78 and $1.00 per share, respectively)         (3,536,089)    (3,283,057)
---------------------------------------------------------------------------------------
       Total distributions to shareowners                  $ (4,442,568)  $ (3,755,054)
---------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  8,339,303   $ 28,518,570
Reinvestment of distributions                                   599,789        205,430
Cost of shares repurchased                                  (16,320,654)    (8,273,473)
---------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                             $ (7,381,562)  $ 20,450,527
---------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $ (3,625,656)  $ 22,062,173
NET ASSETS:
Beginning of year                                            53,068,290     31,006,117
---------------------------------------------------------------------------------------
End of year                                                $ 49,442,634   $ 53,068,290
---------------------------------------------------------------------------------------
Undistributed net investment income                        $    157,394   $    150,320
=======================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

---------------------------------------------------------------------------------------
                                    '12 Shares  '12 Amount     '11 Shares '11 Amount
---------------------------------------------------------------------------------------
CLASS A
Shares sold                            627,069  $   6,060,165    702,324   $ 7,113,542
Reinvestment of distributions           55,075        481,794     19,998       189,680
Less shares repurchased               (297,530)    (2,887,364)  (287,838)   (2,895,135)
---------------------------------------------------------------------------------------
   Net increase                        384,614  $   3,654,595    434,484   $ 4,408,087
=======================================================================================
CLASS C
Shares sold                             78,384  $     751,628    118,543   $ 1,193,508
Reinvestment of distributions            9,751         83,082      1,359        12,670
Less shares repurchased                (74,968)      (714,111)   (21,370)     (213,978)
---------------------------------------------------------------------------------------
   Net increase                         13,167  $     120,599     98,532   $   992,200
=======================================================================================
CLASS Y
Shares sold                            159,154  $   1,527,510  1,927,826   $20,211,520
Reinvestment of distributions            3,952         34,913        322         3,080
Less shares repurchased             (1,286,217)   (12,719,179)  (502,072)   (5,164,360)
---------------------------------------------------------------------------------------
   Net increase (decrease)          (1,123,111) $ (11,156,756) 1,426,076   $15,050,240
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 23

Financial Highlights

------------------------------------------------------------------------------------------------------------------------
                                                                      Year     Year       Year      Year       Year
                                                                      Ended    Ended      Ended     Ended      Ended
                                                                      8/31/12  8/31/11    8/31/10   8/31/09    8/31/08
------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $ 9.67   $  8.82    $ 8.59    $  9.98    $ 12.25
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $ 0.02   $ (0.01)   $ 0.03    $  0.02    $  0.02
   Net realized and unrealized gain (loss) on investments               1.51      1.89      0.45      (1.39)     (1.12)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ 1.53   $  1.88    $ 0.48    $ (1.37)   $ (1.10)
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.03)    (0.03)    (0.03)     (0.02)        --
   Net realized gain                                                   (0.78)    (1.00)    (0.22)        --      (1.17)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ 0.72   $  0.85    $ 0.23    $ (1.39)   $ (2.27)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.39   $  9.67    $ 8.82    $  8.59    $  9.98
========================================================================================================================
Total return*                                                          17.46%    21.62%     5.48%    (13.64)%   (10.03)%
Ratio of net expenses to average net assets                             1.25%     1.25%     1.25%      1.25%      1.25%
Ratio of net investment income to average net assets                    0.31%     0.18%     0.39%      0.39%      0.22%
Portfolio turnover rate                                                   75%      107%      104%       106%        92%
Net assets, end of period (in thousands)                              $9,646   $ 5,257    $  962    $   667    $   551
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.48%     1.52%     1.66%     10.79%     16.35%
   Net investment income (loss)                                         0.08%    (0.09)%   (0.02)%    (9.15)%   (14.88)%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year       Year       Year       7/17/08 (a)
                                                                Ended       Ended      Ended      Ended      to
                                                                8/31/12     8/31/11    8/31/10    8/31/09    8/31/08
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  9.48     $  8.71    $  8.54    $  9.97    $  9.74
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                          $ (0.06)    $ (0.07)   $ (0.05)   $ (0.03)   $  0.00(c)
   Net realized and unrealized gain (loss) on investments          1.47        1.84       0.44      (1.40)      0.23
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  1.41     $  1.77    $  0.39    $ (1.43)   $  0.23
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                              (0.78)      (1.00)     (0.22)        --         --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.63     $  0.77    $  0.17    $ (1.43)   $  0.23
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.11     $  9.48    $  8.71    $  8.54    $  9.97
========================================================================================================================
Total return*                                                     16.41%      20.58%      4.49%    (14.34)%     2.36%(b)
Ratio of net expenses to average net assets                        2.15%       2.15%      2.11%      2.15%      1.83%**
Ratio of net investment loss to average net assets                (0.58)%     (0.72)%    (0.48)%    (0.52)%    (0.05)%**
Portfolio turnover rate                                              75%        107%       104%       106%        92%(b)
Net assets, end of period (in thousands)                        $ 1,501     $ 1,283    $   320    $   255    $   256
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  2.41%       2.47%      2.36%     11.44%     30.50%**
   Net investment loss                                            (0.84)%     (1.04)%    (0.73)%    (9.82)%   (28.72)%**
========================================================================================================================

(a) Class C shares were first publicly offered on July 17, 2008.

(b) Not annualized.

(c) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 25

------------------------------------------------------------------------------------------------------------------------
                                                                    Year      Year      Year      Year       7/31/08 (a)
                                                                    Ended     Ended     Ended     Ended      to
                                                                    8/31/12   8/31/11   8/31/10   8/31/09    8/31/08
------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  9.73   $  8.86   $  8.62   $  9.98    $  9.87
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $  0.07   $  0.05   $  0.07   $  0.03    $  0.01
   Net realized and unrealized gain (loss) on investments              1.51      1.88      0.43     (1.37)      0.10
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  1.58   $  1.93   $  0.50   $ (1.34)   $  0.11
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              (0.06)    (0.06)    (0.04)    (0.02)      --
   Net realized gain                                                  (0.78)    (1.00)    (0.22)     --         --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.74   $  0.87   $  0.24   $ (1.36)   $  0.11
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.47   $  9.73   $  8.86   $  8.62    $  9.98
========================================================================================================================
Total return*                                                         17.88%    22.07%     5.78%   (13.34)%     1.11%(b)
Ratio of net expenses to average net assets                            0.90%     0.90%     0.90%     0.90%      0.90%**
Ratio of net investment income to average net assets                   0.67%     0.52%     0.72%     0.88%      1.60%**
Portfolio turnover rate                                                  75%      107%      104%      106%        92%(b)
Net assets, end of period (in thousands)                            $38,296   $46,528   $29,723   $28,173    $   253
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      1.00%     1.00%     1.15%     1.70%     20.69%**
   Net investment income (loss)                                        0.57%     0.42%     0.47%     0.07%    (18.19)%**
========================================================================================================================

(a) Class Y shares were first publicly offered on July 31, 2008.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Notes to Financial Statements | 8/31/12

1. Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 27

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At August 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

28 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At August 31, 2012, the Fund reclassified $6,139 to decrease net investment income and $6,139 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                          2012              2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                     $1,544,424        $2,691,667
Long-term capital gain                               2,898,144         1,063,387
--------------------------------------------------------------------------------
   Total                                            $4,442,568        $3,755,054
================================================================================

The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2012:

--------------------------------------------------------------------------------
                                                                            2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $      157,394
Undistributed long-term gain                                             689,245
Net unrealized gain                                                    9,705,533
--------------------------------------------------------------------------------
   Total                                                          $   10,552,172
================================================================================

The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 29

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,262 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2012.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

30 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

F. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At August 31, 2012, the Fund had no securities on loan.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended August 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 31

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,729 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $5,783
Class C                                                                    1,641
Class Y                                                                      948
--------------------------------------------------------------------------------
   Total                                                                  $8,372
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,826 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $213 in distribution fees payable to PFD at August 31, 2012.

32 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2012, CDSCs in the amount of $555 were paid to PFD.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and
the Shareowners of Pioneer Disciplined Growth Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Disciplined Growth Fund, one of the portfolios constituting Pioneer Series Trust V (the "Trust") as of August 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Growth Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
October 24, 2012

34 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

ADDITIONAL INFORMATION (unaudited)

For the year ended August 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 49.1%.

The percentage of the Fund's ordinary income distributions that is exempt from nonresident alien (NRA) tax withholding resulting from qualified short term gains was 81.38%.


                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 35

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years.
Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

36 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position Held with the Fund  Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)         Trustee since 2006.        Chairman and Chief Executive Officer,    Director, Broadridge Financial
Chairman of the Board        Serves until a successor   Quadriserv, Inc. (technology products    Solutions, Inc. (investor
and Trustee                  trustee is elected or      for securities lending industry) (2008   communications and securities
                             earlier retirement or      - present); private investor (2004 -     processing provider for financial
                             removal.                   2008); and Senior Executive Vice         services industry) (2009 -
                                                        President, The Bank of New York          present); Director, Quadriserv,
                                                        (financial and securities services)      (2005 - present); and
                                                        (1986 Inc. - 2004)                       Commissioner, New Jersey State
                                                                                                 Civil Service Commission (2011 -
                                                                                                 present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)           Trustee since 2005.        Managing Partner, Federal City Capital   Director of Enterprise Community
Trustee                      Serves until a successor   Advisors (corporate advisory services    Investment, Inc. (privately-held
                             trustee is elected or      company) (1997 - 2004 and 2008 -         affordable housing finance company)
                             earlier retirement or      present); Interim Chief Executive        (1985 - 2010); Director of Oxford
                             removal.                   Officer, Oxford Analytica, Inc.          Analytica, Inc. (2008 - present);
                                                        (privately held research and consulting  Director of The Swiss Helvetia
                                                        company) (2010); Executive Vice          Fund, Inc. (closed-end fund) (2010
                                                        President and Chief Financial Officer,   - present); and Director of New
                                                        I-trax, Inc. (publicly traded health     York Mortgage Trust (publicly
                                                        care services company) (2004 - 2007);    traded mortgage REIT) (2004 -
                                                        and Executive Vice President and Chief   2009, 2012 - present)
                                                        Financial Officer, Pedestal Inc.
                                                        (internet-based mortgage trading
                                                        company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 37

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position Held with the Fund  Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (64)            Trustee since 2005.        Chairman, Bush International, LLC        Director of Marriott
Trustee                      Serves until a successor   (international financial advisory firm)  International, Inc. 2008 -
                             trustee is elected or      (1991 - present); Senior Managing        present); Director of Discover
                             earlier retirement         Director, Brock Capital Group, LLC       Financial Services (credit card
                             or removal.                (strategic business advisors) (2010 -    issuer and electronic payment
                                                        present); Managing Director, Federal     services) (2007 - present);
                                                        Housing Finance Board (oversight of      Former Director of Briggs &
                                                        Federal Home Loan Bank system) (1989 -   Stratton Co. (engine
                                                        1991); Vice President and Head of        manufacturer) (2004 - 2009);
                                                        International Finance, Federal National  Former Director of UAL
                                                        Mortgage Association (1988 - 1989); U.S. Corporation (airline holding
                                                        Alternate Executive Director,            company) 2006 - 2010); Director
                                                        International Monetary Fund (1984 -      of ManTech International
                                                        1988); Executive Assistant to Deputy     Corporation (national security,
                                                        Secretary of the U.S. Treasury, U.S.     defense, and intelligence
                                                        Treasury Department (1982 - 1984); and   technology firm) (2006 -
                                                        Vice President and Team Leader in        present); Member, Board of
                                                        Corporate Banking, Bankers Trust Co.     Governors, Investment Company
                                                        (1976 - 1982)                            Institute (2007 - present);
                                                                                                 Member, Board of Governors,
                                                                                                 Independent Directors Council
                                                                                                 (2007 - present); Former Director
                                                                                                 of Brady Corporation (2000 -
                                                                                                 2007); Former Director of
                                                                                                 Mortgage Guaranty Insurance
                                                                                                 Corporation (1991 - 2006); Former
                                                                                                 Director of Millennium Chemicals,
                                                                                                 Inc. (commodity chemicals) (2002
                                                                                                 - 2005); Former Director, R.J.
                                                                                                 Reynolds Tobacco Holdings, Inc.
                                                                                                 (tobacco) (1999- 2005); and
                                                                                                 Former Director of Texaco, Inc.
                                                                                                 (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------

38 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position held with the Fund  Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)    Trustee since 2008.        William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      Serves until a successor   Political Economy, Harvard University    Funds Investment Trust and Mellon
                             trustee is elected or      (1972 - present)                         Institutional Funds Master
                             earlier retirement or                                               Portfolio (oversaw 17 portfolios
                             removal.                                                            in fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)    Trustee since 2005.        Founding Director, Vice President and    None
Trustee                      Serves until a successor   Corporate Secretary, The Winthrop
                             trustee is elected or      Group, Inc. (consulting firm)
                             earlier retirement or      (1982-present); Desautels Faculty of
                             removal.                   Management, McGill University (1999 -
                                                        present); and Manager of Research
                                                        Operations and Organizational Learning,
                                                        Xerox PARC, Xerox's advance research
                                                        center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)     Trustee since 2005.        President and Chief Executive Officer,   Director of New America High
Trustee                      Serves until a successor   Newbury, Piret & Company, Inc.           Income Fund, Inc. (closed-end
                             trustee is elected or      (investment banking firm) (1981 -        investment company) (2004 -
                             earlier retirement or      present)                                 present); and member, Board of
                             removal.                                                            Governors, Investment Company
                                                                                                 Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)         Trustee since 2005.        Senior Counsel, Sullivan & Cromwell LLP  Director, The Swiss Helvetia
Trustee                      Serves until a successor   (law firm) (1998 - present); and         Fund, Inc. (closed-end investment
                             trustee is elected or      Partner, Sullivan & Cromwell LLP (prior  company); and Director, Invesco,
                             earlier retirement or      to 1998)                                 Ltd. (formerly AMVESCAP, PLC)
                             removal.                                                            (investment manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 39

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position held with the Fund  Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*     Trustee since 2005.        Non-Executive Chairman and a director    None
Trustee, President and       Serves until a successor   of Pioneer Investment Management USA
Chief Executive Officer      trustee is elected or      Inc.("PIM-USA"); Chairman and a
of the Funds                 earlier retirement or      director of Pioneer; Chairman and
                             removal.                   Director of Pioneer Institutional
                                                        Asset Management,Inc. (since 2006);
                                                        Director of Pioneer Alternative
                                                        Investment Management Limited (Dublin)
                                                        (until October 2011); President and a
                                                        director of Pioneer Alternative
                                                        Investment Management(Bermuda) Limited
                                                        and affiliated funds; Deputy Chairman
                                                        and a director of Pioneer Global Asset
                                                        Management S.p.A.("PGAM") (until April
                                                        2010); Director of Nano-C, Inc. (since
                                                        2003); Director of Cole Management Inc.
                                                        (2004 - 2011); Director of Fiduciary
                                                        Counseling, Inc.(until December 2011);
                                                        President of all of the Pioneer Funds;
                                                        and Retired Partner, Wilmer Cutler
                                                        Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*    Trustee since 2007.        Director, CEO and President of PIM-USA   None
Trustee and Executive        Serves until a successor   (since February 2007); Director and
Vice President               trustee is elected or      President of Pioneer and Pioneer
                             earlier retirement or      Institutional Asset Management, Inc.
                             removal.                   (since February 2007); Executive Vice
                                                        President of all of the Pioneer Funds
                                                        (since March 2007); Director of PGAM
                                                        (2007 - 2010); Head of New Europe
                                                        Division, PGAM (2000 - 2005); Head of
                                                        New Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

40 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position held with the Fund  Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Since 2010. Serves at         Vice President and Associate General     None
Secretary                    the discretion of the Board.  Counsel of Pioneer since January 2008 and Secretary of all of the Pioneer
                                                           Funds since June 2010; Assistant
                                                           Secretary of all of the Pioneer Funds
                                                           from September 2003 to May 2010; and
                                                           Vice President and Senior Counsel of
                                                           Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Since 2010. Serves at         Fund Governance Director of Pioneer      None
Assistant Secretary          the discretion of the Board.  since December 2006 and Assistant
                                                           Secretary of all the Pioneer Funds since
                                                           June 2010; Manager - Fund Governance of
                                                           Pioneer from December 2003 to November
                                                           2006; and Senior Paralegal of Pioneer
                                                           from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Since 2010. Serves at         Counsel of Pioneer since June 2007 and   None
Assistant Secretary          the discretion of the Board.  Assistant Secretary of all the Pioneer
                                                           Funds since June 2010; and Vice
                                                           President and Counsel at State Street
                                                           Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Since 2008. Serves at         Vice President - Fund Treasury of        None
Treasurer and Chief          the discretion of the Board.  Pioneer; Treasurer of all of the Pioneer
Financial and Accounting                                   Funds since March 2008; Deputy Treasurer
Officer of the Funds                                       of Pioneer from March 2004 to February
                                                           2008; and Assistant Treasurer of all of
                                                           the Pioneer Funds from March 2004 to
                                                           February 2008
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 41

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position held with the Fund  Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)        Since 2005. Serves at the     Assistant Vice President - Fund Treasury None
Assistant Treasurer          discretion of the Board.      of Pioneer; and Assistant Treasurer of
                                                           all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)           Since 2005. Serves at the     Fund Accounting Manager - Fund Treasury  None
Assistant Treasurer          discretion of the Board.      of Pioneer; and Assistant Treasurer of
                                                           all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)        Since 2009. Serves at the     Fund Administration Manager - Fund       None
Assistant Treasurer          discretion of the Board.      Treasury of Pioneer since November 2008;
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds since January 2009; and
                                                           Client Service Manager - Institutional
                                                           Investor Services at State Street Bank
                                                           from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)         Since 2010. Serves at the     Chief Compliance Officer of Pioneer and   None
Chief Compliance Officer     discretion of the Board.      of all the Pioneer Funds since March
                                                           2010; Director of Adviser and Portfolio
                                                           Compliance at Pioneer since October
                                                           2005; and Senior Compliance Officer for
                                                           Columbia Management Advisers, Inc. from
                                                           October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------

42 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

                           This page for your notes.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/12 43

                           This page for your notes.

44 Pioneer Disciplined Growth Fund | Annual Report | 8/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields,
prices, account information and transactions                      1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments  19430-06-1012



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Series, including fees associated with the filings of its Form N-1A, totaled approximately $119,982 in 2012 and approximately $124,143 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2012 or 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $33,070 in 2012 and $33,160 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended August 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $33,070 in 2012 and $33,160 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 30, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 30, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2012

* Print the name and title of each signing officer under his or her signature.